                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No. __________)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              WCA WASTE CORPORATION
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:


          ----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:


          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


          ----------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:


          ----------------------------------------------------------------------
     5)   Total fee paid:


          ----------------------------------------------------------------------

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:


          ----------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:


          ----------------------------------------------------------------------
     3)   Filing Party:


          ----------------------------------------------------------------------
     4)   Date Filed:


          ----------------------------------------------------------------------

                                   (WCA LOGO)

                              WCA WASTE CORPORATION
                            ONE RIVERWAY, SUITE 1400
                              HOUSTON, TEXAS 77056
                                 (713) 292-2400

                                                                 August 24, 2006

To Our Stockholders:

     We cordially invite you to attend the 2006 Annual Meeting of Stockholders of WCA Waste Corporation to be held on Friday, September 15, 2006 at 9:00 a.m., local time, at The Houstonian Hotel, Houston, Texas 77024. We have enclosed a Notice of Annual Meeting of Stockholders, proxy statement and form of proxy with this letter.

     We encourage you to read the Notice of Annual Meeting of Stockholders and proxy statement so that you may be informed about the business to come before the meeting. Your participation in our business is important, regardless of the number of shares you own.

     We look forward to seeing you on September 15th.

                                        Sincerely,


                                        /s/ Tom J. Fatjo, Jr.
                                        ----------------------------------------
                                        Tom J. Fatjo, Jr.
                                        Chairman of the Board
                                        and Chief Executive Officer

                                   (WCA LOGO)

                              WCA WASTE CORPORATION
                            ONE RIVERWAY, SUITE 1400
                              HOUSTON, TEXAS 77056

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF WCA WASTE CORPORATION:

     The 2006 Annual Meeting of Stockholders ("Annual Meeting") of WCA Waste Corporation (the "Corporation") will be held on Friday, September 15, 2006 at The Houstonian Hotel, Houston, Texas 77024 at 9:00 a.m. local time for the following purposes:

     1. To elect a board of directors to hold office until the next annual stockholders' meeting or until their respective successors have been elected or appointed;

     2. To ratify the appointment of the firm of KPMG LLP as the Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2006;

     3. To approve the amendment and restatement of the Amended and Restated 2004 WCA Waste Corporation Incentive Plan in order to increase the number of shares authorized to be issued pursuant to the plan from 1,500,000 to 2,250,000 (which represents approximately 9% of the Corporation's outstanding shares of common stock on a fully diluted basis as of August 18, 2006); and

     4. To transact other business that may properly come before the Annual Meeting, or any adjournment or adjournments thereof.

     These items are fully described in the proxy statement, which is part of this notice. The Corporation has not received notice of other matters that may be properly presented at the Annual Meeting.

     The Board of Directors of the Corporation has fixed the close of business on August 18, 2006 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof. A complete list of stockholders will be open to examination by any stockholder for any purpose germane to the Annual Meeting between the hours of 9:00 a.m. and 5:00 p.m., local time, at the offices of the Corporation at One Riverway, Suite 1400, Houston, Texas 77056 for ten (10) days prior to the Annual Meeting. If you would like to view the stockholder list, please call the Secretary at (713) 292-2400 to schedule an appointment. The list will also be available at the Annual Meeting and may be inspected by any stockholder who is present.

     REGARDLESS OF THE NUMBER OF SHARES OF WCA WASTE CORPORATION COMMON STOCK YOU HOLD, AS A STOCKHOLDER YOUR VOTE IS IMPORTANT AND THE BOARD OF DIRECTORS OF THE CORPORATION STRONGLY ENCOURAGES YOU TO EXERCISE YOUR RIGHT TO VOTE. TO ENSURE YOUR VOTE IS RECORDED PROMPTLY, PLEASE VOTE AS SOON AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

                                        By Order of the Board of Directors


                                        /s/ Tom J. Fatjo, III
                                        ----------------------------------------
                                        Tom J. Fatjo, III
                                        Senior Vice President-Finance and
                                        Secretary

August 24, 2006

                                    IMPORTANT

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE TO ENSURE ITS ARRIVAL IN TIME FOR THE ANNUAL MEETING. PLEASE USE THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                   (WCA LOGO)

                              WCA WASTE CORPORATION
                            ONE RIVERWAY, SUITE 1400
                              HOUSTON, TEXAS 77056
                                 (713) 292-2400

                               PROXY STATEMENT FOR
                       2006 ANNUAL MEETING OF STOCKHOLDERS

     This proxy statement and the accompanying proxy card are being mailed to stockholders on or about August 25, 2006 in connection with the solicitation by the Board of Directors (the "Board of Directors") of WCA Waste Corporation of proxies to be used at the 2006 Annual Meeting of Stockholders (the "Annual Meeting") of WCA Waste Corporation to be held on Friday, September 15, 2006 at The Houstonian Hotel, Houston, Texas 77024 at 9:00 a.m. local time. Our principal executive offices are located at One Riverway, Suite 1400, Houston, Texas 77056. Unless the context requires otherwise, references in this proxy statement to "WCA Waste," "we," "us," or "our" refer to WCA Waste Corporation.

QUORUM AND VOTING

     Holders of record of our common stock, par value $0.01 per share (the "Common Stock"), at the close of business on August 18, 2006 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof. As of August 18, 2006, there were 16,785,447 shares of Common Stock outstanding, held by 129 holders of record. The number of holders does not include any beneficial owners for whom shares of Common Stock may be held in "nominee" or "street" name. The Common Stock is the only class of our capital stock entitled to vote at the Annual Meeting with respect to the election of directors. Ares Corporate Opportunities Fund II, L.P. ("Ares"), the sole holder of our Series A Convertible Pay-In-Kind Preferred Stock, par value $0.01 per share ("Preferred Stock"), is entitled to vote on all other matters with the Common Stock at the Annual Meeting on an as-converted basis. Pursuant to the certificate of designations governing the Preferred Stock, Ares will vote in the manner recommended by the Board of Directors with respect to these other matters. As of August 18, 2006, there were 750,000 shares of Preferred Stock outstanding, all of which were held by Ares, which on an as-converted basis equal 7,812,500 shares of Common Stock. Each holder of Common Stock (including Ares voting its shares of Preferred Stock on an as-converted basis) is entitled to one vote per share on each matter that is called to vote at the Annual Meeting. Stockholders are not entitled to cumulative voting.

     The holders of a majority of the voting power of the outstanding shares of Common Stock entitled to vote must be present, in person or by proxy, to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes (shares held by a broker or nominee that does not have the authority to vote on a matter, such as the proposal to approve the amendment and restatement of the Amended and Restated 2004 WCA Waste Corporation Incentive Plan, and has not received instructions from the beneficial owner) are counted as present in determining whether the quorum requirement is met.

     The affirmative vote of a plurality of the votes cast is required for the election of each nominee for director. Therefore, abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors, as they are considered neither votes for nor votes against the action.

     Our amended and restated bylaws require the affirmative vote of a majority of the votes cast for all matters to be determined at the Annual Meeting other than the election of directors, including the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm and to approve the amendment and restatement of the Amended and Restated 2004 WCA Waste Corporation Incentive Plan. On these matters, abstentions and broker non-votes will be treated as unvoted for purposes of determining approval of the proposal and will have neither the effect of a vote for or vote against the proposal.

     The Inspector of Elections for the Annual Meeting will be Kevin D. Mitchell, our vice president and controller, and he will tabulate the votes. We will announce preliminary voting results at the Annual Meeting. The final official results will be disclosed in our quarterly report on Form 10-Q for the quarter ending September 30, 2006 that will be filed with the Securities and Exchange Commission ("SEC") in November 2006.

     You may vote your proxy by Internet, telephone or mail, as explained below. Votes submitted electronically over the Internet or by telephone must be received by 6:00 p.m., Eastern Daylight Savings Time, on September 14, 2006. Voting your proxy does not limit your right to vote in person should you decide to attend the Annual Meeting. The law of Delaware, under which WCA Waste is incorporated, specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the Inspector of Elections of the Annual Meeting can determine that such electronically transmitted proxy was authorized by the stockholder. If your shares are held in the name of a broker, bank or other holder of record, you will be provided voting instructions from the holder of record. IF YOU VOTE BY INTERNET OR TELEPHONE, PLEASE DO NOT MAIL THE ENCLOSED PROXY CARD.

     - INTERNET. Access the Internet voting site at http://www.continentalstock.com. Follow the on-screen instructions and be sure to have the control number listed on your proxy card available when you access the Internet voting site. Please note that stockholders that vote by Internet must bear all costs associated with electronic access, including Internet access fees.

     - TELEPHONE. Dial toll free 1-866-894-0537 from any touch-tone telephone. Follow the voice prompts and be sure to have the control number listed on your proxy card available when you call.

     - MAIL. Simply mark, sign, date and return the proxy to Continental Stock Transfer & Trust Company. A postage-prepaid envelope has been provided for your convenience if you wish to vote your proxy by mail.

     If a stockholder completes, signs, dates and returns the proxy card, or calls the toll-free telephone number or uses the Internet voting procedures described on the proxy card, at or prior to the time of the Annual Meeting, his or her shares will be voted at the Annual Meeting in accordance with his or her instructions. If a stockholder returns a proxy card unsigned, his or her vote cannot be counted. If a stockholder signs and dates a proxy card, but does not fill out the voting instructions on the proxy card, the shares represented by the proxy will be voted in accordance with the Board of Directors' recommendations, as follows:

     - FOR the election of the nominees to the Board of Directors to hold office until the next annual stockholders' meeting or until their respective successors have been elected or appointed;

     - FOR the ratification of the appointment of the firm of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006; and

     - FOR the amendment and restatement of the Amended and Restated 2004 WCA Waste Corporation Incentive Plan in order to increase the number of shares authorized to be issued pursuant to the plan from 1,500,000 to 2,250,000 (which represents approximately 9% of our outstanding shares of Common Stock on a fully diluted basis as of August 18, 2006).

     In addition, if any other matters come before the Annual Meeting, Tom J. Fatjo, III, our senior vice president-finance and secretary, and J. Edward Menger, our vice president and general counsel, the named proxies, have discretionary authority to vote on those matters in accordance with their best judgment. The Board of Directors is not currently aware of any other matters that may come before the Annual Meeting.

                              REVOCABILITY OF PROXY

     The form of proxy enclosed is for use at the Annual Meeting if a stockholder will be unable to attend in person. The proxy (whether submitted by mail, telephone, or Internet) may be revoked by a stockholder at any time before it is exercised on the date of the Annual Meeting by:

     - delivering a written notice of revocation to the Secretary of WCA Waste at our principal executive offices;

     - submitting a later-dated proxy by Internet, by telephone or in writing to the Secretary of WCA Waste at our principal executive offices; or

     -    voting in person at the Annual Meeting.

     Attendance at the Annual Meeting will not revoke a proxy unless a stockholder provides written notice of revocation to the Secretary of WCA Waste before the proxy is exercised or unless the stockholder votes his or her shares in person at the Annual Meeting. Street name holders that vote by proxy may revoke their proxies by informing the holder of record in accordance with that entity's procedures.

                                  SOLICITATION

     This solicitation is made on behalf of the Board of Directors. The cost of preparing, assembling, printing and mailing the Notice of Annual Meeting of Stockholders, this proxy statement, the enclosed form of proxy and any additional materials, as well as the cost of soliciting the proxies will be borne by us, including reimbursement paid to brokerage firms and other custodians, nominees and fiduciaries for reasonable costs incurred in forwarding the proxy materials to, and solicitation of proxies from, the beneficial owners of shares held by such persons. The solicitation will be initially by mail and it may later be decided to make further solicitations by mail, telephone, telex, facsimile or personal call by our directors, officers and employees. We will not pay additional compensation to our directors, officers and employees for their solicitation efforts, but we will reimburse them for any out-of-pocket expenses they incur in their solicitation efforts.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The information provided below indicates the beneficial ownership, as of August 18, 2006, of the Common Stock by each director, by each executive officer named in the Summary Compensation Table located elsewhere in this proxy statement, by all directors and executive officers as a group and by each person known by us to beneficially own more than 5% of the outstanding shares of Common Stock or Preferred Stock.

     For purposes of the tables below, the amounts and percentages of Common Stock and Preferred Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days, including through the exercise of options or warrants. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest.

OWNERS OF MORE THAN 5% OF OUR COMMON STOCK AND PREFERRED STOCK

     Based solely upon filings made with the SEC, the following persons are the only persons known by us to own beneficially more than 5% of the outstanding shares of Common Stock and Preferred Stock as of August 18, 2006 (other than Mr. Tom J. Fatjo, Jr., whose beneficial ownership of our Common Stock is set forth below under "Security Ownership of Certain Beneficial Owners and Management-Directors and Executive Officers").

                                                                                  AMOUNT AND
                                                                                  NATURE OF
                                                       AMOUNT AND                 BENEFICIAL
                                                       NATURE OF     PERCENT OF   OWNERSHIP    PERCENT OF
                                                       BENEFICIAL     CLASS OF        OF        CLASS OF
                                                      OWNERSHIP OF     COMMON     PREFERRED     PREFERRED
NAME AND ADDRESS OF BENEFICIAL OWNER                  COMMON STOCK      STOCK       STOCK         STOCK
------------------------------------                  ------------   ----------   ----------   ----------
Ares Corporate Opportunities Fund II, L.P. (1)
   1999 Avenue of the Stars, Suite 1900
   Los Angeles, California 90067 ..................   7,812,500(2)      31.8%     750,000(2)     100.0%
Neuberger Berman, Inc.
   Neuberger Berman, LLC (3)
   605 Third Avenue
   New York, New York 10158-3698 ..................   2,284,350         13.6%          --           --
Wasatch Advisors, Inc. (4)
   150 Social Hall Avenue
   Salt Lake City, Utah 84111 .....................   1,266,230          7.5%          --           --
Deutsche Asset Management, Inc. (5)
   Taunusanlage 12
   60325 Frankfurt am Main, Germany ...............   1,219,300          7.3%          --           --
Dreman Value Management LLC (6)
   520 East Cooper Avenue, Suite 230-4
   Aspen, Colorado 81611 ..........................     850,000          5.1%          --           --
Esping Family and Related Entities (7)
   2828 Routh Street, Suite 500
   Dallas, Texas 75201
   William P. Esping ..............................   2,136,061         12.7%          --           --
   Julie E. Blanton ...............................   1,097,547          6.5%          --           --
   Jennifer E. Kirtland ...........................   1,094,742          6.5%          --           --
   Kathryn E. Woods ...............................     812,096          4.8%          --           --
   WPE Kids Partners, L.P. ........................   1,136,221          6.8%          --           --
   WPF Holdings, Inc. .............................   1,136,221          6.8%          --           --
   Esping Marital Deduction Trust No. 2 ...........     812,096          4.8%          --           --

----------
(1) The following information is based on the Schedule 13D filed with the SEC on August 7, 2006 by the Ares Entities (as defined below). Ares is the record owner of the shares of Preferred Stock reported above. The Ares Entities have shared voting and shared dispositive power with respect to shares of Common Stock and Preferred Stock reported above. ACOF Management II, L.P. ("ACOF Management") is the general partner of Ares. ACOF Operating Manager II, L.P. ("ACOF Operating") is the general partner of ACOF Management and the manager of Ares. Ares Management, Inc. is the general partner of ACOF Operating. Ares Partners Management Company LLC ("Ares Partners" and, together with Ares, ACOF Management, ACOF Operating and Ares Management Inc., the "Ares Entities") directly or indirectly beneficially owns all outstanding capital stock of Ares Inc. Antony P. Ressler is the manager of, and Michael J. Arougheti, Seth Brufsky, David B. Kaplan, John Kissick, Bennett Rosenthal and David Sachs are members of, Ares Partners. Under applicable law, certain of these individuals and their respective spouses may be deemed to be indirect beneficial owners of the securities owned of record by Ares by virtue of such status. Each of the Ares Entities and Messrs. Ressler, Arougheti, Brufsky, Kaplan, Kissick, Rosenthal and Sachs and their respective spouses, disclaim ownership of all shares reported herein in excess of their pecuniary interests, if any, and this report shall not be deemed an admission that any such person or entity is the beneficial owner of such securities for purposes of Section 13 of the Exchange Act or for any other purposes.

(2) The 750,000 shares of Preferred Stock are immediately convertible at Ares' discretion into 7,812,500 shares of Common Stock, which, as of August 18, 2006, would represent approximately 31.7% of the outstanding Common Stock on a post-conversion basis. Ares can convert the Preferred Stock into Common Stock at any time at a conversion price of $9.60 per share, with conversion being calculated by taking the stated value (initially $100.00 per share) plus any amount added to stated value by way of dividends, then dividing by $9.60 to produce the number of shares of Common Stock issuable. WCA Waste can force a conversion into Common Stock following either (i) the average of the closing price of the Common Stock for each of 20 consecutive trading days exceeding $14.40 per share or (ii) a fundamental transaction that Ares does not treat as a liquidation. After the fifth anniversary of issuance, WCA Waste can redeem for cash equal to the liquidation preference.

     Dividends are PIK for the first five years, meaning that they are payable solely by adding the amount of dividends to the stated value of each share. At the end of five years of PIK dividends, the Preferred Stock would be convertible into approximately 10,000,661 shares of Common Stock. In the event that one of the "acceleration events" (as defined in the certificate of designations for the Preferred Stock) were to occur prior to the end of the fifth year, five years of PIK dividends would accelerate at that time and the Preferred Stock would be immediately convertible into 10,000,661 shares of Common Stock. Based on the outstanding shares as of August 18, 2006, 10,000,661 shares of Common Stock would represent approximately 37.3% of the post-conversion shares outstanding.

     Pursuant to a stockholder's agreement entered into in July 2006 between WCA Waste and Ares, until the earliest of the seventh anniversary of issuance of the Preferred Stock (i.e., July 2013) or 180 days after Ares owns less than 10% of "post-conversion equity" (outstanding Common Stock assuming conversions into common shares of all securities, including the Preferred Stock and assuming Preferred Stock dividends accelerated to include a full five years), Ares will vote its shares of Preferred Stock or Common Stock at any stockholder meeting in the following manner: (a) in the manner recommended by the Board of Directors, if the vote is in connection with any fundamental transaction; (b) in its own discretion, if the vote relates to an amendment of the certificate of designation for the Preferred Stock or is not inconsistent with the stockholder's agreement; and (c) in the manner recommended by the Board of Directors, if the vote is not otherwise covered above.

(3) Based on the amended Schedule 13G filed with the SEC on February 15, 2006, Neuberger Berman Management, Inc. and Neuberger Berman, LLC have sole voting power with respect to 1,939,250 shares of Common Stock and shared dispositive power with respect to 2,284,350 shares of Common Stock. Neuberger Berman, Inc. made the Schedule 13G filing pursuant to Rule 13d-1(b)(ii)(G) since it owns 100% of both Neuberger Berman, LLC and Neuberger Berman Management, Inc. and does not own over 1% of our common stock. Neuberger Berman, LLC, is an investment advisor and broker/dealer with discretion and Neuberger Berman Management, Inc. is an investment advisor to a Series of Public Mutual Funds. Neuberger Berman, LLC is deemed to be a beneficial owner for purpose of Rule 13(d) since it has shared power to make decisions whether to retain or dispose, and in some cases the sole power to vote, the securities of many unrelated clients. Neuberger Berman, LLC does not, however, have any economic interest in the securities of those clients. The clients are the actual owners of the securities and have the sole right to proceeds from the sale of such securities. Neuberger Berman, LLC and Neuberger Berman Inc. serve as a sub-advisor and investment manager, respectively of Neuberger Berman's various Mutual Funds which hold such shares in the ordinary course of their business and not with the purpose nor with the effect of changing or influencing the control of the issuer. No other Neuberger Berman, LLC advisory client has an interest of more than 5% of our common stock.

     In a Form 13F-HR/A (File No. 028-00454) filed with the SEC on May 1, 2006, Neuberger Berman, LLC reported sole investment discretion with respect to 2,282,260 shares of Common Stock, sole voting authority with respect to 1,983,260 shares of Common Stock and no voting authority with respect to 299,000 shares of Common Stock.

(4) Based on the Schedule 13G filed with the SEC on February 14, 2006, Wasatch Advisors, Inc. has sole voting and dispositive power with respect to 1,266,230 shares of Common Stock.

(5) The amount shown as beneficially owned by Deutsche Asset Management, Inc. is based solely on a Form 13F/A (File No. 028-10103) filed by Deutsche Bank Aktiengesellschaft on May 25, 2006. In that form, Deutsche Asset Management, Inc. reported shared investment discretion and sole voting power with respect to 1,219,300 shares.

(6) Based on the Schedule 13G filed with the SEC on February 10, 2006, Dreman Value Management LLC has shared voting and sole dispositive power with respect to 850,000 shares of Common Stock.

     In a Form 13F filed with the SEC on August 10, 2006, Dreman Value Management, L.L.C. (File No. 028-06700) reported sole investment discretion with respect to 1,821,700 shares, sole voting authority with respect to 431,300 shares, shared voting authority with respect to 108,200 shares and no voting authority with respect to 1,282,200 shares.

(7) Based on the Schedule 13D filed with the SEC on May 9, 2005, (a) William P. Esping holds sole voting and dispositive power with respect to 1,171,478 shares of Common Stock and shared voting and dispositive power with respect to 964,583 shares of Common Stock, (b) Julie E. Blanton holds sole voting and dispositive power with respect to 282,645 shares of Common Stock and shared voting and dispositive power with respect to 814,902 shares of Common Stock, (c) Jennifer E. Kirtland holds sole voting and dispositive power with respect to 282,646 shares of Common Stock and shared voting and dispositive power with respect to 812,096 shares of Common Stock, and (d) Kathryn E. Woods holds shared voting and dispositive power with respect to 812,096 shares of Common Stock. William P. Esping holds sole ultimate voting and investment control over all shares of Common Stock owned by WPE Kids Partners, L.P. and WPE Holdings, Inc. William P. Esping, Julie E. Blanton, Jennifer E. Kirtland and Kathryn E. Woods are the four trustees of the Esping Marital Deduction Trust No. 2. They share voting and investment control over the 812,096 shares of Common Stock held by the trust. For a discussion of Mr. Esping's relationship with our former parent, Waste Corporation of America, LLC, see "--Waste Corporation of America, LLC," below.

DIRECTORS AND EXECUTIVE OFFICERS

     Except under applicable community property laws or as otherwise indicated in the footnotes to the table below, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned. The address of all directors and executive officers in this table is c/o WCA Waste Corporation, One Riverway, Suite 1400, Houston, Texas 77056.

                                           AMOUNT AND NATURE OF
                                           BENEFICIAL OWNERSHIP    PERCENT OF
NAME OF BENEFICIAL OWNER                      OF COMMON STOCK     COMMON STOCK
------------------------                   --------------------   ------------
Tom J. Fatjo, Jr. (1)...................          917,582              5.5%
Jerome M. Kruszka (2)...................          563,941              3.4%
Charles A. Casalinova (3)...............          265,242              1.6%
Tom J. Fatjo, III (4)...................          405,408              2.4%
Richard E. Bean (5).....................          116,683                *
Roger A. Ramsey (6).....................           30,316                *
Ballard O. Castleman (7)................           60,192                *
   All directors and executive
      officers as a group (7 persons)...        2,297,090             13.7%

----------
*    Represents beneficial ownership of less than 1%.

(1) Includes: (a) 98,368 shares owned by Tom J. Fatjo, Jr. Trust; (b) 12,296 shares owned by Jacqueline Fatjo 1998 Gift Trust; and (c) 12,296 shares owned by Channing Fatjo 1998 Gift Trust. Mr. Fatjo, Jr. is the trustee of each of these trusts, and as such, he has voting and investment power over the assets of such trusts, including shares of Common Stock. Also includes:
     (w) 211,491 shares owned by Fatjo WCA Partners, L.P., a limited partnership, controlled by Mr. Fatjo, Jr.; (x) 58,131 shares owned by FFAP, Ltd., a limited partnership, the sole general partner of which is a corporation controlled by Mr. Fatjo, Jr. ("FFAP"); (y) 51,288 shares representing Mr. Fatjo's proportionate indirect interest in shares owned by our former parent, Waste Corporation of America, LLC (formerly known as Waste Corporation of America, Inc.) ("WCA LLC"); and (z) 100,000 shares underlying options currently exercisable. Mr. Fatjo, Jr. disclaims beneficial ownership of the securities held by WCA LLC except to the extent of his pecuniary interest therein. Includes 63,733 shares of restricted stock that will not be vested within 60 days of August 18, 2006.

(2) Includes: (a) 26,938 shares representing Mr. Kruszka's proportionate indirect interest in shares owned by WCA LLC, of which Mr. Kruszka disclaims beneficial ownership; and (b) 100,000 shares underlying options currently exercisable. Includes 63,733 shares of restricted stock that will not be vested within 60 days of August 18, 2006.

(3) Includes: (a) 9,343 shares representing Mr. Casalinova's proportionate indirect interest in shares owned by WCA LLC, of which Mr. Casalinova disclaims beneficial ownership; and (b) 75,000 shares underlying options currently exercisable. Includes 47,804 shares of restricted stock that will not be vested within 60 days of August 18, 2006.

(4)  Includes: (a) 3,074 shares owned by Thomas J. Fatjo, IV Descendant's Trust;
     (b) 3,074 shares owned by Berkeley E. Fatjo Descendant's Trust; (c) 3,074 shares owned by Travis C. Fatjo Descendant's Trust; (d) 3,074 shares owned by Justin D. Ruud Descendant's Trust; (e) 3,074 shares owned by Landon C. Ruud Descendant's Trust; (f) 12,296 shares owned by Jacqueline Fatjo 1998 Gift Trust; and (g) 12,296 shares owned by Channing Fatjo 1998 Gift Trust. Mr. Fatjo, III is the trustee of each of these trusts, and as such, he has voting and investment power over the assets of such trusts, including their shares of Common Stock. Also includes: (w) 11,510 shares held by Mr. Fatjo, III as a limited partner of FFAP; (x) 26,172 shares held by Mr. Fatjo, III as a limited partner of Fatjo WCA Partners, L.P., (y) 18,617 shares representing Mr. Fatjo's proportionate indirect interest in shares owned by WCA LLC, of which Mr. Fatjo disclaims beneficial ownership; and (z) 65,000 shares underlying options currently exercisable. Includes 39,821 shares of restricted stock that will not be vested within 60 days of August 18, 2006.

(5) Includes: (a) 6,222 shares representing Mr. Bean's proportionate indirect interest in shares owned by WCA LLC, of which Mr. Bean disclaims beneficial ownership; and (b) 20,000 shares underlying options currently exercisable.

(6)  Includes 20,000 shares underlying options currently exercisable.

(7) Includes: (a) 2,333 shares representing Mr. Castleman's proportionate indirect interest in shares owned by WCA LLC, of which Mr. Castleman disclaims beneficial ownership; and (b) 20,000 shares underlying options currently exercisable.

WASTE CORPORATION OF AMERICA, LLC

     WCA LLC owned all of our outstanding capital stock prior to our initial public offering in June 2004. In anticipation of and in connection with our initial public offering, we completed an internal corporate reorganization, pursuant to which we briefly became the parent of WCA LLC and pursuant to which we spun off WCA LLC as a separate company with operations in Florida, Colorado and New Mexico. The shares of Common Stock indicated above as being indirectly owned by our executive officers and directors through WCA LLC were issued in connection our acquisition of a 227-acre landfill located in Ft. Meade, Florida from WCA LLC in October 2005. Please read "Certain Relationships and Related Transactions--Relationships with WCA LLC--Ft. Meade Acquisition" for more information. Our directors and executive officers own approximately 18% of WCA LLC. As a result of the Ft. Meade acquisition, WCA LLC owns approximately 3.5% of the issued and outstanding shares of Common Stock. The indirect ownership of the directors and executive officers was attributed based on the indirect beneficial ownership of interests of WCA LLC held by the directors and executive officers.

     Prior to our initial public offering, WCA Partners, L.P., a closely held investment fund, and other related entities controlled approximately 60.2% of both our and WCA LLC's outstanding equity; after the initial public offering, such entities owned approximately 18.1% of the Common Stock and continue to hold 60.2% of WCA LLC's outstanding equity. In 2005, WCA Partners liquidated and distributed the stock held by it to the equity owners of WCA Partners. As indicated above, in a Schedule 13D filing made on May 9, 2005, William P. Esping, one of the former principals of WCA Partners, reported beneficial ownership of 2,136,061 shares of Common Stock (or approximately 12.7% of the outstanding Common Stock). Mr. Esping is a director of WCA LLC. Another former principal of WCA Partners, Mr. Ballard Castleman, is one of our directors and is also a director of WCA LLC. Mr. Payne Lancaster, a former director of ours who resigned effective as of the date of our 2005 annual meeting of stockholders, is another former principal of WCA Partners. In addition, Tom J. Fatjo, Jr., our chairman of the board and chief executive officer, and Jerome Kruszka, our president and chief operating officer, are also directors and executive officers of WCA LLC.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     Our amended and restated certificate of incorporation and amended and restated bylaws provide that the Board of Directors shall consist of a minimum of three directors. The Board of Directors currently consists of five members. In connection with our issuance of Preferred Stock in July 2006, Ares, as the sole holder of our Preferred Stock, became entitled to elect members to the Board of Directors as set forth below under "--Directors Designated by Ares." Ares, as sole owner of the Preferred Stock, has notified us of the two directors it intends to elect to the Board of Directors voting as a separate class. Ares has informed us that the election of the directors it has designated will occur immediately after the Annual Meeting. Information regarding the two members designated by Ares are set forth below under "--Directors Designated by Ares." Although the Preferred Stock votes together with the Common Stock on all other matters on an as-converted basis, the Preferred Stock does not vote with respect to directors elected by the holders of Common Stock.

     It is the intention of the persons named in the enclosed proxy, in the absence of a contrary direction, to vote FOR the election of the persons named in this proxy statement as nominees for director for a one-year term expiring at the 2007 Annual Meeting of Stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal.

NOMINEES FOR THE BOARD OF DIRECTORS

     In addition to the two directors designated by the Preferred Stock to be elected immediately after the Annual Meeting, there are five directors to be elected by the holders of Common Stock. Our nominees for the election of directors includes three independent directors, as defined by the Nasdaq Marketplace Rules and two members of our senior management. The names of the nominees for election as a director to serve until the 2007 Annual Meeting of Stockholders, and certain additional information with respect to each of them, are set forth below. The nominees have consented to be named in this proxy statement and to serve as directors, if elected. Except as indicated below, there are no family relationships among any of our executive officers or the director nominees.

     If, at the time of or prior to the Annual Meeting, any of the nominees is unable or declines to serve, the persons named as proxies may use the discretionary authority provided in the proxy to vote for a substitute or substitutes designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

                              DIRECTOR
NAME                    AGE    SINCE
----                    ---   --------
Tom J. Fatjo, Jr. (1)    65     2000
Jerome M. Kruszka        57     2000
Ballard O. Castleman     40     2004
Richard E. Bean          62     2004
Roger A. Ramsey          68     2004

----------
(1) Mr. Fatjo, Jr. is the father of Tom J. Fatjo, III, our senior vice president -- finance and secretary.

     Tom J. Fatjo, Jr. Mr. Fatjo, Jr. has served as our chairman of the board and chief executive officer since our formation in September 2000. Since August 1998, Mr. Fatjo, Jr. has also served as the chairman of the board and chief executive officer of our former parent, WCA LLC, which was spun off as part of an internal corporate reorganization prior to our initial public offering in June 2004. From 1992 to August 1998, Mr. Fatjo, Jr. served as the chairman and chief executive officer, and from 1994 to 1996 as the president, of TransAmerican Waste Industries, Inc., or TransAmerican, a publicly-held waste management company that merged into USA Waste Services, Inc. in 1998. In 1990 and 1991, Mr. Fatjo, Jr. was the co-founder and the chairman of the board of directors and chief executive officer of Republic Waste Industries, Inc., or Republic Waste, another publicly-held waste management company. Mr. Fatjo, Jr. also founded Browning-Ferris Industries, Inc., or BFI, formerly one of the nation's largest solid waste management companies and now a part of Allied Waste Industries, Inc., another publicly-held waste management company. From 1966 to 1976, Mr. Fatjo, Jr. served as the co-chief executive officer responsible for BFI's mergers and acquisitions and corporate development activities. Mr. Fatjo, Jr. remained on BFI's board until 1980. Mr. Fatjo, Jr. received a Bachelor of Arts degree from Rice University. Mr. Fatjo, Jr. has over 35 years of experience in the solid waste management industry.

     Jerome M. Kruszka. Mr. Kruszka has served as a director and our president and chief operating officer since our formation in September 2000. Since August 1998, Mr. Kruszka has also served as a director and as the president and chief operating officer of our former parent, WCA LLC, which was spun off as part of an internal reorganization prior to our initial public offering in June 2004. From 1996 to August 1998, Mr. Kruszka served as the president and chief operating officer, and from 1997 to 1998 as a director, of TransAmerican. In 1971, Mr. Kruszka began his career with Waste Management, Inc., the largest publicly-held waste management company in the United States. From 1971 to 1996, Mr. Kruszka held several positions with Waste Management, Inc. and its affiliates, including general manager, district manager and regional manager for northern California, where over 20 divisions involved in collection, transfer, recycling and landfill operations reported to him, and including vice president of operations, western region manager and member of the executive committee of Chemical Waste Management, Inc. (an affiliate of Waste Management). Mr. Kruszka has over 30 years of experience in the solid waste management industry.

     Ballard O. Castleman. Mr. Castleman has served as one of our directors since March 2004. Since July 1999, Mr. Castleman has also served as a director of our former parent, WCA LLC. Mr. Castleman has indirect interests in certain entities that own our Common Stock. Mr. Castleman is also a limited partner of EFO Holdings and is responsible for identifying and underwriting private and public companies for investment by EFO Holdings and structuring and executing private equity transactions for EFO Holdings. Mr. Castleman joined EFO Holdings as an associate in July 1997 and became a limited partner in 1999. From 1995 to July 1997, Mr. Castleman was a vice president with Heller Financial's Corporate Finance Group, where he was responsible for origination, underwriting and structuring leveraged debt and mezzanine transactions of private buy-outs and acquisitions. Mr. Castleman received a M.B.A. from the University of Texas at Austin, McCombs School of Business, and a B.A. in History from Vanderbilt University. Mr. Castleman has served, or is currently serving as, a director on a number of other boards of private companies, including Stampede Holdings, Inc., NTE Aviation, LTD., MGP, LLC and Navigator Telecom, LLC.

     Richard E. Bean. Mr. Bean has served as one of our directors since June 2004. Since 1976, Mr. Bean has served as the executive vice president and a director of Pearce Industries, Inc., a privately held company that markets a variety of oilfield equipment and construction machinery. Mr. Bean served as chief financial officer of Pearce Industries from 1976 to 2004. Mr. Bean is currently chairman of the board of directors (non-executive) and chairman of the audit committee of FirstCity Financial Corporation, and a director and the chairman of the audit committee of Sanders Morris Harris Group Inc., both of which are publicly-held companies. Mr. Bean served as a member of the portfolio administration committee of First City Bancorporation Liquidating Trust from July 1995 until February 2004 when the trust was terminated and distributed its remaining assets. Mr. Bean also served as a director of our former parent, WCA LLC, from its inception in August 1998 through September 2000, and as a director of TransAmerican from February 1997 to May 1998. Mr. Bean is also a stockholder and director of several closely held corporations. Mr. Bean is involved in numerous civic organizations such as the Houston Livestock Show and Rodeo where he serves as a director and member of the audit committee. Mr. Bean received a M.B.A. in Accounting and a Bachelor of Business Administration in Finance from the University of Texas at Austin and has been a Certified Public Accountant since 1968.

     Roger A. Ramsey. Mr. Ramsey has served as one of our directors since June 2004. Since December 1999, Mr. Ramsey has served as chairman of the board of VeriCenter, Inc., a privately-owned managed hosting services provider. Since October 2004, Mr. Ramsey has served as chairman and chief executive officer of MedServe, Inc., a private medical waste disposal company. From July 1997 to December 1998, Mr. Ramsey served as the chairman of the board (non-executive) of Allied Waste and as a director from January 1999 to December 2002. From 1989 to June 1997, Mr. Ramsey served as the founder, chairman and chief executive officer of Allied Waste Industries, Inc. Mr. Ramsey is also the former vice president and chief financial officer, and a co-founder, of BFI. Mr. Ramsey received a B.S. in Commerce (cum laude) from Texas Christian University and has been a Certified Public Accountant since 1962. Mr. Ramsey is a member of the finance and investment committees of the board of trustees of Texas Christian University and a director and member of the audit and compensation committees of Carrizo Oil & Gas, Inc., a publicly-held company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR TO SERVE UNTIL THE 2007 ANNUAL MEETING OF STOCKHOLDERS. ALL PROXIES EXECUTED AND RETURNED WILL BE VOTED "FOR" THE NOMINEES UNLESS THE PROXY SPECIFIES OTHERWISE.

DIRECTORS DESIGNATED BY ARES

     Ares, as the sole owner of our Preferred Stock, is entitled to elect members to the Board of Directors voting as separate class as follows: (i) two directors to the Board of Directors for so long as Ares continues to hold Preferred Stock representing at least 20% of "post-conversion equity" (outstanding Common Stock assuming conversions into common shares of all securities, including the Preferred Stock and assuming Preferred Stock dividends accelerated to include a full five years); (ii) one director for so long as it continues to hold at least 10% of post-conversion equity; and (iii) no directors below 10%. Ares has designated two such members to the Board of Directors as set forth below. Such members, when officially elected by Ares, will serve a one-year term or until their successors are duly elected and qualified or until their earlier death, resignation or removal. Although the Preferred Stock votes together with the Common Stock on all other matters on an as-converted basis, the Preferred Stock does not vote with respect to directors elected by holders of Common Stock.

     The names and certain additional information with respect to each of the Ares-designated members are set forth below. Although Ares has already designated the following persons as their nominees to the Board of Directors, Ares has informed us that these persons will not be officially elected and become members of the Board of Directors until immediately after the Annual Meeting. The members of the Board of Directors designated by Ares have consented to be named in this proxy statement. There are no family relationships among any of our executive officers or the directors designated by Ares.

NAME                AGE
----                ---
Antony P. Ressler    46
Jeffrey S. Serota    40

----------

     Antony P. Ressler. In 1997, Mr. Ressler co-founded Ares Partners Management Company, LLC ("Ares Partners"), an independent investment management firm with approximately $11 billion of committed capital under management. Ares Partners specializes in managing assets in the private equity and leveraged finance markets. Mr. Ressler currently functions as a senior partner in the Private Equity Group of Ares Partners. Mr. Ressler is also a senior advisor to the Ares Capital Markets Group and serves on the Investment Committee on all Ares Funds. Prior to founding Ares Partners, Mr. Ressler co-founded Apollo Management, L.P. in 1990 and was a member of the original six-member management team. Together with Mr. John Kissick, Mr. Ressler oversaw and led the capital markets activities of Apollo Management, L.P. and Lion Advisors, L.P. from 1990 until 1997, particularly focusing on high yield bonds, leveraged loans and other fixed income assets. Prior to 1990, Mr. Ressler served as senior vice president in the High Yield Bond Department of Drexel Burnham Lambert Incorporated, with responsibility for the New Issuer/Syndicate Desk. Mr. Ressler serves on several boards of directors including: HOB Entertainment, Inc., Kinetic Holdings, LLC, National Bedding Company LLC (Serta) and Samsonite Corporation (chairman of the board) and previously served on the board of directors of Allied Waste Industries, Inc. Mr. Ressler also serves as a member of the board of trustees of the Center for Early Education, the Los Angeles County Museum of Art, the Alliance for College-Ready Public Schools, the Small School Alliance, the Asia Society of Southern California, and is involved in the U.S. Chapter of Right to Play (formerly known as Olympic Aid), an international humanitarian organization that is committed to improving the lives of the most disadvantaged children through sports and play, currently operating in over 20 countries worldwide. Mr. Ressler is also one of the founding members of the board of directors of the Painted Turtle Camp, a $40 million southern California-based facility created to serve children dealing with chronic and life threatening illnesses by creating memorable, old-fashioned camping experiences. Mr. Ressler received his B.S.F.S. from Georgetown University's School of Foreign Service and received his M.B.A. from Columbia University's Graduate School of Business.

     Jeffrey S. Serota. Mr. Serota has served as a senior partner in the Private Equity Group of Ares Partners since 1997. Prior to joining Ares Partners in 1997, Mr. Serota was a vice president in the Investment Banking Department of Bear, Stearns & Co. where he specialized in providing investment banking services to financial sponsor clients of the firm. Prior to joining Bear Stearns, Mr. Serota was with Dabney/Resnick, Inc., a boutique investment bank. At Dabney/Resnick, Mr. Serota specialized in merchant banking and capital raising activities for middle market companies and had primary responsibility for the firm's bridge financing activities. Mr. Serota also worked at Salomon Brothers Inc. focusing on mergers and acquisitions and merchant banking transactions. Mr. Serota serves on the board of directors of AmeriQual Group, LLC, Douglas Dynamics, LLC and Marietta Corporation. Mr. Serota graduated magna cum laude with a B.S. in Economics from the University of Pennsylvania's Wharton School of Business and received an M.B.A. from UCLA's Anderson School of Management.

                               EXECUTIVE OFFICERS

     The following persons served as our executive officers, at the discretion of the Board of Directors, during 2005. Except as set forth below, there are no family relationships among any of our executive officers or nominees for director. The biographies for Mr. Tom J. Fatjo, Jr., our chairman of the board and chief executive officer, and Mr. Jerome M. Kruszka, our president and chief operating officer, are listed above under the heading "Proposal 1: Election of Directors."

NAME                    AGE               POSITION HELD
----                    ---               -------------
Tom J. Fatjo, Jr. (1)    65   Chairman of the Board and Chief
                              Executive Officer
Jerome M. Kruszka        57   President and Chief Operating Officer
Charles A. Casalinova    48   Senior Vice President and Chief
                              Financial Officer
Tom J. Fatjo, III        41   Senior Vice President-Finance and
                              Secretary

----------
(1) Mr. Fatjo, Jr. is the father of Tom J. Fatjo, III, our senior vice president -- finance and secretary.

     Charles A. Casalinova. Mr. Casalinova has served as our senior vice president and chief financial officer since our formation in September 2000. Since July 1999, Mr. Casalinova has also served as the senior vice president and chief financial officer of our former parent, WCA LLC, which was spun off as part of an internal reorganization prior to our initial public offering in June 2004. From 1981 to July 1999, Mr. Casalinova held several positions at Waste Management, Inc., including division controller, regional chief information officer, acquisition controller, regional vice president/controller for Louisiana, Mississippi, Arkansas, Oklahoma and north Texas, and regional vice president/controller for Illinois and Indiana. Mr. Casalinova received a Bachelor of Business Administration degree in Accounting from the University of Akron and became a Certified Public Accountant in 1989. Mr. Casalinova has over 25 years of experience in the solid waste management industry.

     Tom J. Fatjo, III. Mr. Fatjo, III has served as our senior vice president -- finance and secretary since February 2004. Prior to that, Mr. Fatjo, III served as our senior vice president and treasurer since our formation in September 2000. Since September 2000, Mr. Fatjo, III has also served as the senior vice president and treasurer of our former parent, WCA LLC, which was spun off as part of an internal reorganization prior to our initial public offering in June 2004. From August 1998 to September 2000, Mr. Fatjo, III served as vice president, treasurer and director of Waste Corporation of America, Inc. From 1992 to August 1998, Mr. Fatjo, III served as vice president-treasurer of TransAmerican. Mr. Fatjo, III began his career in the solid waste industry with Republic Waste, where he was in charge of investors relations from 1990 through 1991. Mr. Fatjo, III received a Bachelor of Business Administration degree in Finance from the University of Texas at Austin. Mr. Fatjo, III has over 15 years of experience in the solid waste management industry.

MANAGEMENT OF WCA WASTE AND WCA LLC

     Our executive officers spend time assisting in the management of the business of our former parent, WCA LLC, and its affiliates pursuant to an administrative services agreement. Please read "Certain Relationships and Related Transactions--Relationships with WCA LLC--Administrative Services Agreement" below for more information on this agreement. These officers may face a conflict regarding the allocation of their time between our business and the other business interests of WCA LLC. As of the date of this proxy statement, the only remaining operations of WCA LLC consist of a transfer station in Port St. Lucie, Florida that is not currently operating.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Other than as set forth in the following paragraphs, we are not aware of any transactions since the beginning of 2005 or any currently proposed transaction between us or our subsidiaries and any member of the Board of Directors, any of our executive officers, any security holder who is known to us to own of record or beneficially more than 5% of our Common Stock or Preferred Stock, or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeds $60,000 and in which any of the foregoing persons had, or will have, a direct or indirect material interest. Except as otherwise noted and as applicable, we believe that each transaction described below is, or was, as the case may be, on terms at least as favorable to us as we would expect to negotiate with an unaffiliated party.

RELATIONSHIPS WITH WCA LLC

     WCA LLC was our parent prior to our initial public offering in June 2004. Prior to our initial public offering, we completed an internal corporate reorganization, pursuant to which we briefly became the parent of WCA LLC, which was spun off as a separate company with operations in Florida, Colorado and New Mexico. Our directors and executive officers own approximately 18% of WCA LLC. The indirect ownership of the directors and executive officers is attributed based on the indirect beneficial ownership of interests of WCA LLC held by the directors and executive officers. All of our executive officers named in this proxy statement are executive officers of WCA LLC and three of our directors, Messrs. Fatjo, Jr., Kruszka and Castleman are directors of WCA LLC. Mr. William Esping, one of our 5% or greater security holders, is a director of WCA LLC. None of our executive officers, directors or 5% or greater security holders had a personal interest in the following transactions other than may be attributable to their ownership of membership interests in WCA LLC.

     Ft. Meade Acquisition. In October 2005, we acquired a 227-acre landfill located in Ft. Meade, Florida from WCA LLC. The acquisition consideration paid to WCA LLC by us consisted of approximately $3.4 million in cash (subject to certain adjustments), the assumption of $6.6 million in debt and 591,611 shares of Common Stock. The terms of the Ft. Meade acquisition were approved by our independent directors. Messrs. Tom J. Fatjo, Jr., Jerome M. Kruszka and Ballard
O. Castleman abstained from the vote.

     Solid Waste Disposal Agreement. In connection with the Ft. Meade acquisition described above, we and WCA LLC entered into a three year disposal agreement, pursuant to which WCA LLC and its affiliates may dispose of non-hazardous construction and demolition waste at any of our and our affiliates' facilities in Florida. The disposal agreement specifies a fixed rate per cubic yard and is subject to annual adjustment, as well as adjustment for environmental and fuel surcharges. During 2005, WCA LLC paid us $340,175 pursuant to the disposal agreement. This agreement was terminated in August 2006 in connection with the Ft. Myers acquisition discussed below.

     Transit Waste Acquisition. In February 2006, we acquired all of the equity interests in Transit Waste, LLC from WCA LLC. Transit Waste, LLC consists of a collection operation located in Bloomfield, New Mexico that services northern New Mexico and southern Colorado and a 152-acre municipal solid waste landfill located near Durango, Colorado. The acquisition consideration paid to WCA LLC by us was approximately $5.6 million, consisting of $0.4 million in cash and $5.2 million in debt assumed. The terms of the Transit Waste acquisition were approved by our independent directors. Messrs. Tom J. Fatjo, Jr., Jerome M. Kruszka and Ballard O. Castleman abstained from the vote.

     Ft. Myers Acquisition. On August 11, 2006, we acquired a 12-acre materials recovery facility, and assets associated with that operation, located in Ft. Myers, Florida from WCA LLC. The acquisition consideration paid to WCA LLC by us consisted of approximately $4.0 million in cash (subject to certain adjustments). The terms of the Ft. Myers acquisition were approved by our independent directors. Messrs. Tom J. Fatjo, Jr., Jerome M. Kruszka and Ballard
O. Castleman abstained from the vote.

     Administrative Services Agreement. In June 2004, we and our subsidiaries entered into a five-year Administrative Services Agreement, pursuant to which we and our subsidiaries agreed to continue to provide various administrative, human resources, employee leasing, treasury, accounting and insurance management services to WCA LLC and its subsidiaries. We entered into this agreement when we were a member of a corporate group including WCA LLC and its subsidiaries. This agreement's terms may be more or less favorable to us than if they had been negotiated with unaffiliated third parties. WCA LLC agreed to pay us a fee of $40,000 per month for such administrative services, plus all direct and other allocated costs incurred on behalf of WCA LLC and its subsidiaries. The fee to be paid by WCA LLC also included payment for the services our officers provide to WCA LLC and its affiliates. Pursuant to the purchase agreement entered into in connection with the Ft. Meade acquisition described above, the administrative services fee was reduced to $30,000 per month from October 2005 through December 2005 and was reduced to $20,000 per month thereafter. Pursuant to the purchase agreement entered into in connection with the Transit Waste acquisition described above, the administrative services fee was reduced to $10,000 per month thereafter. Pursuant to the purchase agreement entered into in connection with the Ft. Myers acquisition described above, the administrative services fee was eliminated effective as of August 1, 2006, although our executive officers will continue to direct some of their attention to the operations of WCA LLC. During 2005, WCA LLC paid us $450,000 pursuant to the Administrative Services Agreement.

     Until we and WCA LLC can practically separate required bonding, insurance and other similar arrangements supporting financial assurances to governmental agencies as to our respective facilities, we will continue to maintain such arrangements in place as part of our administrative services and WCA LLC will be responsible to us for any costs or claims relating to its operations. WCA LLC may make payments to our executive officers in the sole discretion of the board of directors of WCA LLC, taking into account such factors as the reduction of WCA LLC's debt and the results of operations of WCA LLC. We will not review or pass upon any such payments, as they are unrelated to our operations.

     Non-Compete Agreement. In June 2004, we entered into a Reorganization Agreement with WCA LLC that contained a mutual non-competition agreement pursuant to which we and our subsidiaries agreed not to acquire or operate any waste operations within 50 miles of any of WCA LLC's or its subsidiaries' operations in Florida, Colorado or New Mexico, and WCA LLC and its subsidiaries agreed not to acquire or operate any waste operations within 50 miles of any of WCA Waste's or its subsidiaries' then-current operations in Alabama, Arkansas, Kansas, Missouri, South Carolina, Tennessee or Texas through June 2009. We entered into this agreement when we were a member of a corporate group including WCA LLC and its subsidiaries. This agreement's terms may be more or less favorable to us than if they had been negotiated with unaffiliated third parties. Pursuant to the purchase agreements entered into in connection with the Ft. Meade and Transit Waste acquisitions described above, the non-competition provisions of the Reorganization Agreement restricting us were eliminated, so that we and our subsidiaries may operate anywhere. However, WCA LLC is still restricted from operating within the states in which we operated prior to these acquisitions.

PAYMENTS FOR PROVIDING FINANCIAL ASSURANCES

     We are required to provide financial assurances to governmental agencies under applicable environmental regulations relating to landfill closure and post-closure obligations. We satisfy these financial assurances requirements by providing performance bonds, letters of credit, insurance policies or trust deposits. During the past four years, the costs associated with bonding and insurance have risen dramatically, the financial capacity and other requirements imposed by bonding and insurance companies have become more difficult to comply with than in prior years and the number of such bonding and insurance companies has decreased. To obtain closure and post-closure bonds and certain performance bonds, Mr. Tom Fatjo, Jr., our chairman of the board and chief executive officer, Mr. Jerome Kruszka, a director and our president and chief operating officer, and Mr. William Esping, a 5% or greater stockholder, were required to provide personal guarantees to our bonding company with respect to our required financial obligations. During 2005, we paid each of these individuals $90,000 for providing their guaranties. Effective October 1, 2005, these guarantees were no longer required and such guarantee payments were terminated.

RELATIONSHIP AMONG EXECUTIVE OFFICERS

     Mr. Tom J. Fatjo, Jr., our chairman of the board and chief executive officer, is the father of Mr. Tom J. Fatjo, III, our senior vice president -- finance and secretary. Please read "Executive Compensation" below for information regarding the payments and awards we made to each of the individuals during 2005.

REGISTRATION RIGHTS OF WCA PARTNERS AND RELATED ENTITIES

     In connection with our initial public offering in June 2004, we granted piggyback registration rights to WCA Partners, L.P., who at the time was a 5% or greater stockholder of ours, and one of its related entities, EFO Co-Investment Partners, with respect to the shares of our Common Stock they continued to hold after the offering (these shares are referred to in this paragraph as "registrable securities"). Therefore, if we proposed to register for public sale any of our equity securities for our own account, for the account of any holder of our securities or in a universal shelf registration statement, we were required to provide notice of our intentions to the holders of registrable securities. Upon receipt of the notice, any holder of registrable securities may within 30 days request that all or a specified part of their registrable securities be included in the proposed registration. Upon the exercise of the piggyback rights, we were required to use our best efforts to effect the registration of all registrable securities which we have been requested to register. However, we were not obligated to effect any registration of registrable securities incidental to the registration of any of our securities in connection with mergers, acquisitions, or employee benefit plans, if the registration is on Form S-4, Form S-8 or any successor form. Furthermore, while the holders of registrable securities had piggyback rights in any underwritten offering of Common Stock, we may reduce the number of securities sold pursuant to an underwritten offering to the amount that the managing underwriter of the offering believes will not jeopardize the success of the offering. In connection with the registration rights, we agreed to indemnify the selling stockholders and bear all fees, costs and expenses other than incremental selling expenses relating to the sale of the registrable securities, which will be borne by the holders of such registrable securities. This agreement was terminated in April 2005 in connection with the distribution of Common Stock held by WCA Partners, L.P. to its partners.

ACCELERATION OF OPTIONS AND RESALE RESTRICTION AGREEMENTS

     On December 21, 2005, the Compensation Committee of the Board of Directors approved the acceleration of the vesting of all of the outstanding and unvested stock options previously awarded to employees and non-employee directors pursuant to the Amended and Restated 2004 WCA Waste Corporation Incentive Plan effective as of December 21, 2005. In addition, on December 21, 2005, the Board of Directors ratified the acceleration of the vesting of such options. As of December 21, 2005, all of our outstanding options were "out-of-the-money." As a result of the acceleration, 432,654 stock options became immediately exercisable, with exercise prices ranging from $9.50 to $10.48 per share and a weighted average exercise price of $9.52 per share. Included in the amounts set forth in the prior sentence are stock options for our executive officers and non-employee directors as set forth in the table below.

                                                NUMBER OF SHARES UNDERLYING   EXERCISE PRICE OF
NAME                        RELATIONSHIP            ACCELERATED OPTIONS            OPTIONS
----                    ---------------------   ---------------------------   -----------------
Tom J. Fatjo, Jr.         Executive officer                66,666                   $9.50
Jerome M. Kruszka         Executive officer                66,666                   $9.50
Charles A. Casalinova     Executive officer                50,000                   $9.50
Tom J. Fatjo, III         Executive officer                43,333                   $9.50
Richard E. Bean         Non-employee director              13,333                   $9.50
Ballard O. Castleman    Non-employee director              13,333                   $9.50
Roger A. Ramsey         Non-employee director              13,333                   $9.50

     Restrictions have been imposed on certain of the shares obtained through the accelerated vesting process by means of a Resale Restriction Agreement (the "Resale Agreement") entered into in December 2005 between WCA Waste and each of the non-employee directors and executive officers listed in the table above. The Resale Agreement prevents the sale of any shares acquired from the exercise of an accelerated option prior to the earlier of the original vesting date of the option or the individual's termination of employment with WCA Waste. The Resale Agreement by its terms amends the stock option agreements previously entered into between WCA Waste and the executive officers and non-employee directors to amend the vesting provisions as noted above.

SECOND LIEN CREDIT AGREEMENT

     In April 2005, our subsidiary, WCA Waste Systems, Inc., entered into a $25.0 million Second Lien Credit Agreement with Wells Fargo Bank, National Association and Ares Capital CP Funding LLC, an affiliate of Ares, a 5% or greater beneficial owner of our Common Stock and Preferred Stock. In July 2006, in connection with entering into a new credit agreement, we paid the outstanding obligation of approximately $25.0 million under, and terminated, the Second Lien Credit Agreement. In connection with the termination of the Second Lien Credit Agreement, we paid a $250,000 prepayment premium to Ares Capital CP Funding LLC.

SENIOR NOTES OWNED BY ARES ENTITIES

     The Ares Entities, together with their respective affiliates, beneficially own $7.5 million aggregate principal amount of our 9.25% senior notes due 2014 (the "Senior Notes"). The Senior Notes were issued on July 5, 2006, pay interest semi-annually in arrears to the holders thereof, and mature on June 15, 2014. The Senior Notes were not registered under the Securities Act and were sold on a private placement basis in reliance on the exemption from registration provided by Section 4(2) of the Securities Act provided by Rule 144A and Regulation S. Pursuant to a registration rights agreement entered into in connection with the closing of the sale of the Senior Notes, WCA Waste and the subsidiary guarantors of the Senior Notes agreed to use commercially reasonable efforts to cause the Senior Notes to be exchanged for a like aggregate principal amount of debt securities of WCA Waste that have been registered under the Securities Act. WCA Waste and the subsidiary guarantors of the Senior Notes agreed to use their commercially reasonable efforts to cause such registration statement to become effective no later than February 15, 2007.

PAYMENTS TO ARES

     In connection with the closing of the sale of the Preferred Stock to Ares in July 2006, we paid to Ares a transaction fee equal to 1% of the total purchase price, or $750,000. We also reimbursed Ares for all legal, accounting, consulting, travel and other out-of-pocket expenses, which were approximately $800,000.

STOCKHOLDER'S AGREEMENT WITH ARES

     In July 2006, Ares and WCA Waste entered into a Stockholder's Agreement (the "Stockholder's Agreement") in connection with the issuance of 750,000 shares of Preferred Stock, the material terms of which are set forth below.

     Standstill. Until the earliest of the seventh anniversary of issuance of the Preferred Stock or 180 days after Ares owns less than 10% of post-conversion equity (the "Standstill Period"), Ares agreed to numerous "standstill" restrictions, including acquiring additional voting securities, proposing or encouraging any fundamental transaction, participating in a "group," soliciting proxies, attempting to change the size of the Board of Directors or its composition, entering into a voting agreement, transferring any of its voting securities (except in compliance with the stockholder's agreement), or discussing or encouraging any of the foregoing.

     Director Elections and Restrictions. As the holder of all of the outstanding Preferred Stock, Ares is entitled to elect as a separate class (i) two directors to the Board of Directors for so long as it continues to hold Preferred Stock representing at least 20% of "post-conversion equity" (outstanding Common Stock assuming conversions into common shares of all securities, including the Preferred Stock and assuming Preferred Stock dividends accelerated to include a full five years), (ii) one director for so long as it continues to hold at least 10% of post-conversion equity, and (iii) no directors below 10%. The Preferred Stock does not vote with respect to directors elected by the holders of Common Stock. In connection with its right to elect directors, Ares also agreed to certain limits on the qualifications of such directors, and it receives rights to director insurance and indemnification and observer rights on committees.

     Voting Restrictions. During the Standstill Period, Ares will vote its shares of Preferred Stock or Common Stock at any stockholder meeting in the following manner: (a) in the manner recommended by the Board of Directors, if the vote is in connection with any fundamental transaction; (b) in its own discretion, if the vote relates to an amendment of the certificate of designation for the Preferred Stock or is not inconsistent with the stockholder's agreement; and (c) in the manner recommended by the Board of Directors, if the vote is not otherwise covered above.

     Transfer Restrictions. During the Standstill Period, Ares will not transfer any shares of Preferred Stock or Common Stock to any other person except: (a) pursuant to the registration rights agreement; (b) in accordance with Rule 144 under the Securities Act; (c) after the second anniversary of the Preferred Stock issuance, transfers of Common Stock issued upon conversion of the Preferred Stock may be made to persons that are not "related persons" to Ares or affiliates of WCA Waste that, in any 12 month period, do not, in the aggregate, exceed 7.5% of the outstanding voting securities of WCA Waste; however, such transfers may not be made to a person (or its affiliates or to a group in which such person or an affiliate is a member) that, after giving effect to such transfer, would beneficially own voting securities representing more than 7.5% of the total voting power of WCA Waste's securities; (d) pursuant to a merger or other reorganization approved by the Board of Directors; or (e) in any event as allowed above (except for pursuant to a merger or reorganization), without the transferee executing an agreement similar to the Stockholder's Agreement.

     Any of these restrictions may be waived by a majority vote of the members of our Board of Directors who are not affiliated with Ares.

REGISTRATION RIGHTS OF ARES

     On July 27, 2006, we entered into a Registration Rights Agreement with Ares to allow for the registered resale by Ares of the Common Stock issuable upon conversion of the Preferred Stock held by Ares. After conversion of Ares' Preferred Stock and upon a request from Ares, we will file a shelf registration statement for the resale of the Common Stock within 30 days of such request and will use our commercially reasonable efforts to cause the shelf registration statement to become or be declared effective by the SEC within 120 days after the request. In addition, Ares shall have two demand registration requests and unlimited piggyback registration rights. We have agreed to pay the expenses of any registration except for underwriting discounts.

                 INFORMATION RELATING TO OUR BOARD OF DIRECTORS
                AND CERTAIN COMMITTEES OF OUR BOARD OF DIRECTORS

THE BOARD OF DIRECTORS

     Our business is managed through the oversight and direction of our Board of Directors. The Board of Directors currently has five members. Prior to an internal corporate reorganization completed in May 2004, we were a wholly-owned subsidiary of WCA LLC. As part of our internal reorganization, we separated our operations from WCA LLC, and the former stockholders of WCA LLC also became our stockholders. Three of the five directors of the WCA LLC board were affiliates of our largest stockholder at the time of our initial public offering and its related entities, and one of such directors, Mr. Ballard O. Castleman, is also a director on our board. The remaining four directors on our board are Tom J. Fatjo, Jr. and Jerome Kruszka, who are executive officers with us and with WCA LLC, and Richard E. Bean and Roger A. Ramsey, who are each independent directors.

MEETINGS OF THE BOARD OF DIRECTORS

     During 2005, the Board of Directors held a total of eleven meetings. In addition to meetings, the Board of Directors acts by written consent from time to time. All of the current directors that were members of the Board of Directors during 2005 attended more than 75% of the meetings. Each such director attended more than 75% of the meetings of the committees of which he is a member that were held during 2005.

ATTENDANCE AT ANNUAL MEETINGS OF STOCKHOLDERS

     We do not require our board members to attend the annual meeting of stockholders. However, the Board of Directors encourages each member to attend the annual meeting of stockholders. All of the then-current members of the Board of Directors attended the 2005 annual meeting of stockholders.

AFFIRMATIVE DETERMINATIONS REGARDING DIRECTOR INDEPENDENCE

     Under applicable Nasdaq and SEC requirements, (i) we are required to have a majority of independent directors, and (ii) all of the members of each committee, including our audit and compensation committees, must be independent. The Board of Directors has affirmatively determined that each of Richard E. Bean, Roger A. Ramsey and Ballard O. Castleman is an "independent director" as such term is defined in Nasdaq Marketplace Rule 4200(a)(15). If all nominees are elected at the Annual Meeting, Messrs. Bean, Ramsey and Castleman will be the sole members of the compensation and audit committees. The Board of Directors has also affirmatively determined that each such member of these committees satisfies the independence requirements applicable to audit and compensation committees as prescribed by the Nasdaq Marketplace Rules and the rules and regulations of the SEC. Messrs. Fatjo, Jr. and Kruszka are not "independent directors" because they are our chairman of the board and chief executive officer and president and chief operating officer, respectively.

COMMITTEES OF THE BOARD OF DIRECTORS

     Our Board of Directors has the following standing, separately-designated committees: (i) an audit committee; and (ii) a compensation committee. Information regarding each of the committees is set forth below.

OBSERVANCE OF COMMITTEES BY DIRECTORS ELECTED BY ARES

     Pursuant to the stockholder agreement with Ares, we have agreed to use our reasonable best efforts to appoint one of the directors designated for election by Ares as an observer to each committee of the Board of Directors (other than a special committee considering a matter involving Ares). The observer will not be a member of the committee or be entitled to vote, but will be entitled to notice, attendance and participation (subject to being excluded from any executive session).

AUDIT COMMITTEE

     The audit committee is currently comprised of Messrs. Bean, Castleman and Ramsey, each of whom satisfies the independence requirements applicable to audit committee members as prescribed by the Nasdaq Marketplace Rules and the rules and regulations of the SEC. If all nominees are elected at the Annual Meeting, Messrs. Bean, Castleman and Ramsey will continue to serve as the members of the audit committee. Mr. Bean serves as chairman of the audit committee. The audit committee met four times during 2005.

     Our Board of Directors has determined that Mr. Bean qualifies as an "audit committee financial expert" as that term is defined by the SEC, a "financially sophisticated audit committee member" as that term is defined under Nasdaq Marketplace Rule 4350(d)(2)(A) and is "independent," as that term is defined in
Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The SEC has indicated that the designation of a person as an "audit committee financial expert" does not (i) mean that such person is an expert for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended (the "Securities Act"),
(ii) impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and the board of directors in the absence of such designation, or (iii) affect the duties, obligations or liability of any other member of the audit committee or the board of directors. The other members of our audit committee satisfy the financial literacy and other requirements for audit committee members under the Nasdaq Marketplace Rules.

     The audit committee adopted an audit committee charter in May 2004 that was filed as Appendix A to our proxy statement for our 2005 annual meeting of stockholders and is available on the "Investor Relations-Corporate Governance" section of our website at http://www.wcawaste.com. Pursuant to the charter, the audit committee assists the board in overseeing: (i) our accounting and financial reporting processes; (ii) the audits of our financial statements;
(iii) our compliance with legal and regulatory requirements; (iv) our internal controls and risk management procedures; (v) the qualifications and independence of our independent auditors; and (vi) the performance of our internal audit function and our independent auditors. The audit committee charter further provides that the audit committee, among other things:

     - has sole authority to appoint, compensate, retain, evaluate and terminate our independent auditors;

     - has sole authority to review and approve in advance all audit and permissible non-audit engagement fees, scope and terms with our independent auditors;

     - will review with members of management and discuss with our independent auditors the annual audited financial statements to be included in our annual reports on Form 10-K (including our disclosures under MD&A) prior to the filing of each annual report on Form 10-K;

     - will review with members of management and discuss with our independent auditors the quarterly financial statements to be included in our quarterly reports on Form 10-Q prior to the filing of each quarterly report on Form 10-Q;

     - review and approve all related party transactions between us and any executive officer or director for potential conflict of interest situations;

     - will monitor the compliance of our officers, directors and employees with our code of business conduct and ethics;

     - will discuss periodically with members of management and our independent auditors the adequacy and effectiveness of our disclosure controls and procedures, including applicable internal controls and procedures for financial reporting and changes in internal controls designed to address any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees that are reported to the committee;

     - will establish and maintain procedures for (i) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls and auditing matters and (ii) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

     - will prepare the Audit Committee Report included elsewhere in this proxy statement.

COMPENSATION COMMITTEE

     The compensation committee is currently comprised of Messrs. Bean, Castleman and Ramsey. If all nominees are elected at the Annual Meeting, Messrs. Bean, Castleman and Ramsey, each of whom are independent, will continue to serve as the members of the compensation committee. Mr. Ramsey serves as chairman of the compensation committee. The compensation committee met three times during 2005.

     The compensation committee adopted a compensation committee charter in May 2004. Pursuant to its charter, the compensation committee has the following responsibilities, among others:

     - to evaluate and/or develop the compensation policies applicable to our executive officers, which shall include guidance regarding the specific relationship of corporate performance to executive compensation;

     - to assist the Board of Directors in developing and evaluating potential candidates for executive positions, including the chief executive officer, and to oversee the development of executive succession plans;

     - to review and recommend on an annual basis the corporate goals and objectives with respect to compensation for our chief executive officer and our other executive officers;

     - to evaluate at least once a year the performance of our chief executive officer and our other executive officers in light of these established goals and objectives;

     - to recommend for approval by our Board of Directors the annual compensation of the our chief executive officer and our other executive officers, including salary, bonus, incentive and equity compensation;

     - to periodically review the compensation paid to non-employee directors (including board and committee chairpersons) in the form of annual retainers and meeting fees, if any, and to make recommendations to the Board of Directors regarding any adjustments;

     - to review our incentive compensation and other equity-based plans and recommend changes in such plans to the Board of Directors as necessary;

     - to assist the Board of Directors with respect to the administration of our incentive compensation and other equity-based plans;

     - to review and approve any employment agreements, severance arrangements, change-in-control arrangements or special or supplemental employee benefits and any material amendments to the foregoing, applicable to our executive officers, including our chief executive officer; and

     - to prepare the "Report of the Compensation Committee of the Board of Directors on Executive Compensation" included elsewhere in this proxy statement.

     Compensation of our chief executive officer and our other executive officers is governed by their respective employment agreements, and any additional compensation will be determined, or recommended to our Board of Directors for determination, by the compensation committee.

     The Compensation Committee Charter is available on the "Investor Relations-Corporate Governance" section of our website at http://www.wcawaste.com.

NOMINATING COMMITTEE

     We have not, at this time, created a separate nominating committee. The Board of Directors believes it is appropriate for WCA Waste not to have such a committee because the functions normally performed by such a committee are already being performed by WCA Waste's independent directors. Further, each of our independent directors, currently Messrs. Bean, Castleman and Ramsey, participate in the consideration of director nominees pursuant to our director nominations policy, a copy of which is included on the "Investors Relations-Corporate Governance" section of our website at http://www.wcawaste.com. A summary of our director nominations policy, which does not apply in cases where the right to nominate a director legally belongs to a third party, such as Ares' right to elect directors discussed elsewhere in this proxy statement, is included below under the headings "Director Nominations," "Identifying and Evaluating Nominees for Director" and "Director Qualifications."

                              DIRECTOR NOMINATIONS

     Our independent directors will consider director candidates recommended by stockholders entitled to vote generally in the election for directors. Generally, in order for a stockholder to make a nomination, he or she must comply with the notice, information and consent provisions contained in our amended and restated bylaws, as such may be amended from time to time. In order for the director nomination to be timely, a stockholder must give written notice to the independent directors so that it is received not less than 90 days nor more than 120 days in advance of the first anniversary of the date of our proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders. If no annual meeting was held in the previous year or the date of the annual meeting of stockholders has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, the notice must be received by the independent directors not more than ten days following the first date we publicly announce (as such term is defined in our bylaws) the date of such meeting. The address for the written notice is WCA Waste Corporation, c/o Corporate Secretary, One Riverway, Suite 1400, Houston, Texas 77056.

     The stockholder's notice must set forth as to each nominee: (1) the exact name of such person; (2) such person's age, principal occupation, business address and telephone number and residence address and telephone number; (3) the number of shares (if any) of each class of stock of WCA Waste owned directly or indirectly by such person; and (4) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor regulation thereto (including such person's notarized written acceptance of such nomination, consent to being named in the proxy statement as a nominee and statement of intention to serve as a director if elected). The stockholder's notice must also set forth as to the stockholder giving notice (w) his or her name and address, as they appear on our books, (x) his or her principal occupation, business address and telephone number and residence address and telephone number, (y) the class and number of shares of WCA Waste which are held of record or beneficially owned by him or her and (z) the dates upon which he or she acquired such shares of stock and documentary support for any claims of beneficial ownership. The notice must also include the other information required by the bylaws.

     If the information supplied by the stockholder is deficient in any material aspect or if the foregoing procedures, or the other procedures set forth in our amended and restated bylaws, are not followed, the chairperson of the annual meeting of stockholders may determine that the stockholder's nomination should not be brought before the meeting and that the nominee is ineligible for election as a director of WCA Waste.

     The procedures described in the next paragraph are meant to establish an additional means by which certain stockholders can have access to our process for identifying and evaluating candidates, and is not meant to replace or limit stockholders' general nomination rights in any way.

     In addition to those candidates identified through their own internal processes, in accordance with our director nominations policy, the independent directors will evaluate a candidate proposed by any single stockholder or group of stockholders that has beneficially owned more than 5% of our Common Stock for at least one year (and will hold the required number of shares through the annual meeting of stockholders) and that satisfies the notice, information and consent provisions in the director nominations policy (a "Qualified Stockholder"). All candidates (whether identified internally or by a Qualified Stockholder) who, after evaluation, are then recommended by the independent directors and approved by the Board of Directors, will be included in our recommended slate of director nominees in our annual proxy statement.

     In order to be considered by the independent directors for an upcoming annual meeting of stockholders, a notice from a Qualified Stockholder regarding a potential candidate must be received by the independent directors not less than 90 days nor more than 120 days in advance of the first anniversary of the date of our proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders. If no annual meeting was held in the previous year or the date of the annual meeting of stockholders has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, the notice must be received by the independent directors not more than ten days following the first date we publicly announce (as such term is defined in our bylaws) the date of such meeting. The address for the written notice is WCA Waste Corporation, c/o Corporate Secretary, One Riverway, Suite 1400, Houston, Texas 77056.

     If the information supplied by a Qualified Stockholder is deficient in any material aspect or if the foregoing procedures, or the other procedures set forth in our bylaws, are not followed, the independent directors may determine that the Qualified Stockholder's nomination should not be brought before the meeting and that the nominee is ineligible for election as a director of WCA Waste.

     Any candidate proposed by a Qualified Stockholder must be independent of the Qualified Stockholder in all respects as determined by the independent directors or by applicable law.

                IDENTIFYING AND EVALUATING NOMINEES FOR DIRECTOR

     The independent directors have two primary methods for identifying candidates (other than those candidates proposed by stockholders, as discussed above). First, on a periodic basis, the independent directors solicit ideas for possible candidates from a number of sources - members of the Board of Directors; our executive officers; individuals personally known to the members of the Board of Directors; and research, including database and Internet searches.

     Second, the independent directors may from time to time, upon approval by the full Board of Directors, retain at our expense one or more search firms to identify candidates (and to approve such firms' fees and other retention terms). If the independent directors retain one or more search firms, they may be asked to identify possible candidates who meet the minimum and desired qualifications expressed in our director nominations policy, to interview and screen such candidates (including conducting appropriate background and reference checks), to act as a liaison among the Board of Directors, the independent directors and each candidate during the screening and evaluation process and thereafter to be available for consultation as needed by the independent directors. We have not yet required the services of a search firm or other third party to identify or evaluate or assist in identifying or evaluating potential director nominees in the past, although the independent directors reserve the right to retain a search firm in the future, if necessary.

     The independent directors will consider all candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria (including those nominees recommended by stockholders). If, based on the independent directors' initial evaluation, a candidate continues to be of interest to the independent directors, the independent directors will interview the candidate and communicate their evaluation to the chairman of the board, the president and the chief executive officer. Later reviews will be conducted by the remaining independent directors and senior management. Ultimately, background and reference checks will be conducted and the independent directors will meet to finalize its list of recommended candidates for the Board of Director's consideration. If the full Board of Directors, with such interested directors recusing themselves as appropriate, will approve all final nominations after considering the recommendations of the independent directors, the chairman of the board, acting on behalf of the other members of the Board of Directors, will extend the formal invitation to an approved candidate to stand for election to the Board of Directors. Qualified candidates for election to the Board of Directors will be considered without regard to race, color, religion, sex, ancestry, national origin or disability.

     In the case of each incumbent director whose term of office is set to expire, the independent directors will review the director's overall service during his term, including the number of meetings he attended, his level of participation, the quality of his performance and whether he meets the independence standards set forth in the applicable SEC rules and regulations and the Nasdaq Marketplace Rules. If the independent directors' review of the qualifications and performance of the incumbent director are favorable and the independent directors expect the incumbent to continue to make significant contributions to the Board of Directors, the independent directors will, absent special circumstances, ordinarily recommend the incumbent's re-nomination.

     In the case of new director candidates, the questions of independence and financial expertise will be important in determining what roles the candidate can perform. The independent directors will determine whether the candidate meets the independence standards set forth in the applicable SEC rules and regulations and the Nasdaq Marketplace Rules, as well as the extent of the candidate's experience in the areas of finance and accounting.

                             DIRECTOR QUALIFICATIONS

     Each candidate for director (whether or not recommended by a stockholder) must possess at least the following minimum qualifications:

     - Each candidate shall be prepared to represent the best interests of all of our stockholders and not just one particular constituency.

     - Each candidate shall be an individual who has demonstrated integrity, honesty and ethics in his or her professional life and has established a record of professional accomplishment in his or her chosen field.

     - Each candidate shall be prepared to participate fully in Board of Director activities, including active membership on at least one board committee and attendance at, and active participation in, meetings of the Board of Directors and the committees of which he or she is a member, and not have any other personal or professional commitments that would, in the independent directors' sole judgment, interfere with or limit his or her ability to do so.

     - Each candidate shall possess a general appreciation for the issues confronting a public company's size and operational scope, including corporate governance concerns, the regulatory obligations of a public company, strategic business planning, competition in a global business economy and basic concepts of corporate finance.

     - Each candidate shall be free of any legal or regulatory impediment to service on the Board of Directors.

     In addition, the independent directors also consider it desirable that candidates possess the following qualities or skills:

     - Each candidate should be independent as that term is defined by the Nasdaq Marketplace Rules and the rules and regulations of the SEC.

     - Each candidate, or family member (as defined by the Nasdaq Marketplace Rules), or affiliate or associate (each as defined in Rule 405 under the Securities Act) of a candidate, should not have any material personal, financial or professional interest in any present or potential competitor of WCA Waste.

     - Each candidate should be free of any conflicts of interest that would interfere with the exercise of independent judgment.

     - Each candidate should contribute to the Board of Director's overall diversity - diversity being broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics.

     - Each candidate should contribute positively to the existing chemistry and collaborative culture among board members.

     - Each candidate should possess strategic contacts and involvement in business and civic affairs.

                   COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Stockholders may communicate with the Board of Directors or with specified individual directors by sending a letter to our secretary or general counsel at the following address: WCA Waste Corporation, One Riverway, Suite 1400, Houston, Texas 77056.

     Communications to one or more directors will be collected and organized by our secretary or general counsel, who will forward such communications to the identified director(s) as soon as practicable after receipt of the communication.

                                 CODE OF ETHICS

     We have adopted a code of business conduct and ethics applicable to all of our officers, directors and employees, including our principal executive officer, principal financial officer and principal accounting officer. The code of business conduct and ethics is available on the "Investor Relations-Corporate Governance" section of our website at http://www.wcawaste.com. If we amend the code of business conduct and ethics or grant a waiver, including an implicit waiver, from the code of business conduct and ethics, we intend to disclose the information on a current report on Form 8-K within four business days of such amendment or waiver, as applicable.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In 2005, Messrs. Bean, Castleman and Ramsey, as well as Mr. Payne Lancaster, served as members of our compensation committee. Mr. Lancaster resigned effective as of the date of our 2005 annual meeting of stockholders. None of Messrs. Bean, Castleman, Lancaster or Ramsey was at any time during 2005, or at any other time, an officer or employee of WCA Waste or any of its subsidiaries. Further, except as noted in the following paragraph, none of our executive officers served as a member of the Board of Directors or compensation committee, or other committee serving an equivalent function, of another entity that has one or more of its executive officers serving as a member of our Board of Directors or compensation committee, or other committee performing a similar function, at any time during 2005.

     All of our executive officers named in this proxy statement served as executive officers of WCA LLC during 2005. In addition, three of our current directors, Messrs. Fatjo, Jr., Kruszka and Castleman, and Mr. Lancaster served as directors of WCA LLC during 2005. Please read "Certain Relationships and Related Transactions" for more information on transactions between us and WCA LLC and transactions between us and our executive officers and directors.

                     REPORT OF THE COMPENSATION COMMITTEE OF
                THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     Committee Structure and Authority. WCA Waste's board of directors established the compensation committee in connection with WCA Waste's initial public in June 2004. WCA Waste's board of directors determines the compensation committee's membership, which is composed entirely of independent directors.

     The compensation committee's charter sets the following responsibilities, among others, for the committee: evaluate and/or develop the compensation policies applicable to WCA Waste's executive officers; review and recommend on an annual basis the corporate goals and objectives with respect to compensation for WCA Waste's chief executive officer and WCA Waste's other executive officers; evaluate at least once a year the performance of WCA Waste's chief executive officer and WCA Waste's other executive officers in light of these established goals and objectives; recommend for approval by WCA Waste's board of directors the annual compensation of WCA Waste's chief executive officer and WCA Waste's other executive officers, including salary, bonus, incentive and equity compensation; and review WCA Waste's incentive compensation and other equity-based plans and recommend changes in such plans to the board of directors as necessary. In essence, the compensation committee's fundamental responsibility is to administer WCA Waste's compensation program for WCA Waste's executive officers, which generally include those employees of WCA Waste whose job responsibilities and policy-making authority are the broadest and most significant. The board of directors currently designates four officers of WCA Waste as "executive officers": (1) Tom J. Fatjo, Jr., (2) Jerome M. Kruszka, (3) Charles A. Casalinova; and (4) Tom J. Fatjo, III.

     The compensation committee meets at scheduled times during the year, and it also considers and takes action by written consent. The chairman of the compensation committee, Mr. Roger Ramsey, reports on committee actions and recommendations at board meetings. The compensation committee draws upon WCA Waste's senior vice president-finance and secretary, vice president and general counsel, and administration/benefits director for support in executing its duties and, as the committee may direct or delegate, in administering WCA Waste's compensation programs. The committee has the power to engage outside advisers, experts and others.

     2005 Compensation for Executive Officers and Relationship to Corporate Performance. Pursuant to its charter, the compensation committee is charged with the responsibility of periodically reviewing the remuneration of the executive officers and proposing changes that it believes to be necessary. To that end, the committee conducted a comprehensive review of WCA Waste's compensation practices for its executive officers during 2005. The committee engaged an independent outside consultant, A.G. Ferguson & Assoc., Inc., to assist it in that review. Then, the committee, with the advice of its outside consultant, made recommendations as to the design of new compensation arrangements for the executive officers with a view (a) to linking total compensation to the achievement of long-term goals and execution of WCA Waste's growth strategy and
(b) to attracting and retaining executives with the skills and talent necessary to lead WCA Waste in the achievement of those goals and execution of that strategy. This reflects WCA Waste's general compensation philosophy of tying compensation to the achievement of financial and non-financial objectives and aligning long-term incentive compensation with stockholder interests. While WCA Waste intends to implement this philosophy as to all of its employees, the committee sought to design a plan that would create more variability and compensation at risk at the executive officer level than any other level.

     The committee's independent consultant compared WCA Waste's compensation practices with seven other public waste companies and with broad scale survey data for refuse companies with revenues in excess of the approximate median revenue level for the seven public companies. The seven public companies had larger median revenues, assets, market capitalization and employee bases than WCA Waste, but the median ranges were within the target growth objectives of WCA Waste over the next four to five years. The comparison revealed that salary and total cash payments to WCA Waste's executive officers, and total direct pay (which included stock incentives) exceeded the median and the 75th percentile of the peer companies. The committee found that the higher-than-median cash compensation reflected the fact that WCA Waste's senior management team had an average of approximately 26 years of experience integrating acquisitions in the solid waste industry; indeed, its two most senior executives had over 35 and 30 years of experience in the industry, respectively. Moreover, the survey revealed that the "option overhang" (total potential share dilution from unexercised grants plus remaining authorized but unissued grants under plans) of WCA Waste was significantly less than the median for the seven other public waste companies (6% versus 19%) and the total number of shares subject to options at WCA Waste were also significantly less than the median percentage (4% versus 8%).

     As a result of the committee's comprehensive review, it proposed a number of changes to the existing employment agreements of the executive officers, a reorientation of the stock-based compensation components, a revision to change-of-control arrangements and the adoption of the Management Incentive Plan (the "MIP") and the Performance Unit Plan ("PUP"). The board of directors subsequently approved these proposals and the executive officers agreed to the proposed amendments to their employment agreements. The final compensation arrangements are described more fully in the section of this proxy statement entitled "Executive Compensation--Employment Agreements" and "Executive Compensation--Other Executive Compensation Arrangements." We believe that these final arrangements accomplish the objectives of linking total compensation to the achievement of long-term goals and execution of WCA Waste's growth strategy and attracting and retaining executives with requisite skills and talent. We also believe that the plan will create more variability and compensation at risk at the executive officer level than any other level. In this regard, we note that:

     - Executive officer base salaries will be subject to annual increases based on consumer price index changes (and not a fixed 5% increase);

     - Additional cash payments will be paid under the MIP and the PUP, both of which contemplate awards based on performance measures and annual incentive plan goals established by the compensation committee.

          - Under the MIP, the opportunity for each executive is expressed as percentage of base salary and is set each year for each executive separately. For 2005, the maximum percentages of base salary for the executive officers ranged from 80% to 100%. If none of the goals were achieved with respect to a participant, no MIP award would be made. When MIP performance goals were met, the MIP awards plus base salary would approximate total cash pay near the 75th percentile of the market ranges for most plan participants. The performance matrix for calculating MIP awards for 2005 was based on the level of position and the achievement of targeted goals. The primary performance measures for 2005 were: (i) Targeted EBITDA Growth, weighted 40%; and (ii) Targeted EPS Growth, weighted 40%. The remaining 20% weighting factor was based on individual performance contributions relative to two to three written goals established at the beginning of each year, plus any other significant personal contributions made during the year. After reviewing the performance measures for 2005, the compensation committee awarded Messrs. Fatjo, Jr. and Kruszka an award under the MIP representing 70%, and Messrs. Casalinova and Fatjo, III an award under the MIP representing 70% of 80% (or approximately 56%), of their respective annual base salaries for 2005. The breakdown of the 70% award for each executive officer was as follows: (i) 40% for achievement of the Targeted EBITDA Growth performance measure; (ii) 20% for individual performance; and (iii) 10% for Targeted EPS Growth. In making the awards, the committee took into account adjustments to EBITDA and earnings measures that it believed relevant to operating performance. There were no written goals related to individual performance contributions established during 2005.

          - Under the PUP, each executive officer has the opportunity to earn a bonus over a three-year measurement period in an amount up to a specified percentage of his base salary. For 2005, the percentages for the executive officers were 100%. PUP awards are based on achievement of three-year average earnings per share ("EPS") growth and pre-tax, pre-interest return on invested capital ("ROIC") goals. Specifically, PUP awards in 2005 were weighted equally (50/50) for EPS growth and ROIC performance. At the beginning of each subsequent fiscal year, each participant in the PUP will be assigned a targeted award opportunity of 100% of salary, that can decrease to zero, based on performance achievement, measured over (overlapping) three-year performance periods.

     - Change-in-control payments were tied to involuntary termination of employment (actual or constructive, including certain changes in status or compensation) on or within 24 months after the change-in-control.

     - Upon the execution of the employment agreements on March 22, 2005 and on January 1, 2006 each executive officer received, and on the first day of 2007, each executive officer will receive, annual grants of restricted stock equal to the fair market value of his base salary for the relevant year (i.e., the base salary) divided by the market value of one share of WCA Waste's common stock on the date of grant. Fair market value for these purposes will never be less than $9.50 per share.

     We believe that these changes based on our comprehensive review of compensation arrangements for WCA Waste's executive officers provided a reasonable and appropriate mix of fixed and variable compensation that are linked to individual and corporate performance. As we stated above, the elements in these arrangements also support and reflect WCA Waste's compensation philosophy and objectives.

     The compensation paid to each of the executive officers during 2005, including its chief executive officer specifically, was based on the following:

     - The employment agreements then in place with each of the executive officers;

     - Each of the individual efforts of the executive officers in mapping out and commencing an aggressive acquisition strategy; and

     - The relative experience of the executive officers in the waste industry.

We believed that each of these factors were the essential measures of WCA Waste's performance last year--a year that was largely devoted to embarking on WCA Waste's acquisition strategy. Each of the factors informed the committee's actions with respect to compensation decisions as to each individual executive officer--including the chief executive officer specifically. The committee notes that the chief executive officer's leadership and experience with respect to these initiatives were crucial. In particular, the committee took into account that during the course of 2005, WCA Waste acquired and integrated 10 companies in five new markets, that WCA Waste was, as a result of its acquisition strategy, on a quicker pace to achieve its publicly announced three-to-four year guidance than anticipated, and that the EBITDA, operating income and EBITDA margins had significantly increased over comparable performance during 2004.

     The compensation committee approved the following awards of restricted stock to executive officers during 2005 pursuant to their employment agreements as discussed above:

                        SHARES OF RESTRICTED STOCK
                        --------------------------
Tom J. Fatjo, Jr.                 36,689
Jerome M. Kruszka                 36,689
Charles A. Casalinova             27,519
Tom J. Fatjo, III                 22,924

     The compensation committee also approved grants of options and restricted stock covering an aggregate of 6,000 and 60,650 shares, respectively, with the options having an average exercise price of $10.39 per share, to other non-executive employees based on the committee's evaluation of their individual job performance.

     Acceleration of Stock Options. On December 21, 2005, the Compensation Committee approved the acceleration of the vesting of all of the outstanding and unvested stock options previously awarded to employees and non-employee directors pursuant to the Amended and Restated 2004 WCA Waste Corporation Incentive Plan effective as of December 21, 2005. In addition, on December 21, 2005, the Board of Directors ratified the acceleration of the vesting of such options. The decision to accelerate vesting of the options was made to avoid recognizing compensation cost in the statement of operations in future financial statements subsequent to the adoption of SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS No. 123(R)") on January 1, 2006. WCA Waste estimated that the maximum future compensation expense that will be avoided is approximately $1.1 million, before tax, based on WCA Waste's adoption date on January 1, 2006. The vesting acceleration did not result in the recognition of compensation expense in net income for the year ended December 31, 2005.

     As of December 21, 2005, all of WCA Waste's outstanding options were "out-of-the-money." As a result of the acceleration, 432,654 stock options became immediately exercisable, with exercise prices ranging from $9.50 to $10.48 per share and a weighted average exercise price of $9.52 per share, including an aggregate of 226,665 stock options held by executive officers with a weighted average exercise price of $9.50 per share.

     Restrictions have been imposed on certain of the shares obtained through the accelerated vesting process by means of a Resale Restriction Agreement (the "Resale Agreement") entered into in December 2005 between WCA Waste and each of the non-employee directors and executive officers. The Resale Agreement prevents the sale of any shares acquired from the exercise of an accelerated option prior to the earlier of the original vesting date of the option or the individual's termination of employment with WCA Waste.

THE COMPENSATION COMMITTEE

Roger A. Ramsey, Chairman
Richard E. Bean
Ballard O. Castleman

     This Report of the Compensation Committee of the Board of Directors on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that WCA Waste specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                             EXECUTIVE COMPENSATION

     The following table summarizes the total compensation awarded to, earned by or paid during the last three fiscal years to our chief executive officer and our other three most highly compensated executive officers for fiscal 2005.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM COMPENSATION
                                                                                        -------------------------
                                                     ANNUAL COMPENSATION (1)                      AWARDS
                                            -----------------------------------------   -------------------------
                                                                             OTHER      RESTRICTED    SECURITIES
                                                                            ANNUAL         STOCK      UNDERLYING      ALL OTHER
                                                    SALARY      BONUS    COMPENSATION    AWARD(S)    OPTIONS/SARS   COMPENSATION
       NAME AND PRINCIPAL POSITION          YEAR      ($)      ($)(2)       ($)(3)        ($)(4)          (#)          ($)(5)
       ---------------------------          ----   --------   --------   ------------   ----------   ------------   ------------
Tom J. Fatjo, Jr.                           2005   $357,719   $250,403            --     $357,718            --       $ 98,512
   Chairman of the Board of Directors and   2004   $335,577   $ 62,556    $3,350,736           --       100,000       $127,270
      Chief Executive Officer............   2003   $319,594   $148,146            --           --            --       $117,983

Jerome M. Kruszka                           2005   $357,719   $250,403            --     $357,718            --       $ 94,175
   President and Chief Operating            2004   $335,577   $ 62,556    $2,497,271           --       100,000       $124,131
      Officer............................   2003   $319,594   $148,146            --           --            --       $114,729

Charles A. Casalinova                       2005   $268,315   $150,256            --     $268,310            --       $  8,243
   Senior Vice President and Chief          2004   $251,717   $ 46,992    $1,788,318           --        75,000       $  8,010
      Financial Officer..................   2003   $239,706   $111,125            --           --            --       $  7,495

Tom J. Fatjo, III                           2005   $223,510   $125,166            --     $223,509            --       $  8,743
   Senior Vice President-Finance and        2004   $209,704   $ 39,086    $1,463,671           --        65,000       $  8,487
   Secretary.............................   2003   $199,741   $ 92,583            --           --            --       $  7,495

----------
(1) The amounts set forth in this table do not give effect to any reduction of our actual compensation expense from the allocation of costs to, and the receipt of fees from, WCA LLC. Pursuant to an administrative services agreement with WCA LLC, WCA LLC was obligated to pay us a fee of $450,000 during 2005 and $240,000 during 2004 for administrative services, including services by our executive officers.

(2) Includes bonuses earned in the reported fiscal year and paid in the following year. The bonuses reported for 2005 were awarded pursuant to the Management Incentive Plan discussed below under "--Other Executive Compensation Arrangements."

(3) The amounts shown for 2004 include: (i) the dollar value of shares of our Common Stock issued upon cancellation of options and warrants of our former parent, WCA LLC, to Messrs. Fatjo, Jr., Kruszka, Casalinova and Fatjo, III in the amounts of $2,129,393, $1,587,016, $1,136,476 and $930,162, respectively; and (ii) tax payments made by us in connection with such issuance of shares to Messrs. Fatjo, Jr., Kruszka, Casalinova and Fatjo, III in the amounts of $1,221,343, $910,255, $651,842 and $533,509, respectively.

(4) The amounts set forth above are based on the closing price of the Common Stock ($9.75) on the date of grant (March 22, 2005). The number of shares of restricted stock awarded are the same as those included in the table set fort below. The shares of restricted stock vest in equal one-third increments on March 22, 2006, 2007 and 2008. The number of shares of outstanding restricted stock held by the named executive officers as of December 30, 2005 (the last trading day during 2005) and the corresponding value based on the closing price of $7.90 per share of Common Stock on that date are set forth below:

                         NUMBER OF SHARES
NAME                    OF RESTRICTED STOCK   MARKET VALUE AT DECEMBER 30, 2005
----                    -------------------   ---------------------------------
Tom J. Fatjo, Jr.             36,689                       $289,843
Jerome M. Kruszka             36,689                       $289,843
Charles A. Casalinova         27,519                       $217,400
Tom J. Fatjo, III             22,924                       $181,100

     Dividends are payable to grantees of outstanding restricted stock to the extent, if any, that dividends are paid on the Common Stock.

(5) The amounts shown for 2005 include: (i) a matching contribution made by us to our 401(k) plan on behalf of Messrs. Fatjo, Jr., Kruszka, Casalinova and Fatjo, III in the amounts of $2,894, $2,625, $2,625 and $3,125, respectively; (ii) health insurance premiums paid on behalf of Messrs. Fatjo, Jr., Kruszka, Casalinova and Fatjo, III in the amounts of $5,618, $1,550, $5,618 and $5,618, respectively; and (iii) payments to Messrs. Fatjo, Jr. and Kruszka in the amounts of $90,000 and $90,000, respectively, for personal guarantees provided by such individuals to our bonding company with respect to our required financial obligations under closure and post-closure bonds and certain performance bonds. Please read "Certain Relationships and Related Transactions--Payments to Executive Officers and Directors for Providing Financial Assurances" included elsewhere in this proxy statement for more information on the personal guarantees.

     The amounts shown for 2004 include: (i) a matching contribution made by us to our 401(k) plan on behalf of Messrs. Fatjo, Jr., Kruszka, Casalinova and Fatjo, III in the amounts of $2,050, $2,691, $2,790 and $3,267, respectively; (ii) health insurance premiums paid on behalf of Messrs. Fatjo, Jr., Kruszka, Casalinova and Fatjo, III in the amounts of $5,220, $1,440, $5,220 and $5,220, respectively; and (iii) payments to Messrs. Fatjo, Jr. and Kruszka in the amounts of $120,000 and $120,000, respectively, for personal guarantees provided by such individuals to our bonding company with respect to our required financial obligations under closure and post-closure bonds and certain performance bonds.

     The amounts shown for 2003 include: (i) a matching contribution made by us to our 401(k) plan on behalf of Messrs. Fatjo, Jr., Kruszka, Casalinova and Fatjo, III in the amounts of $3,488, $3,489, $3,000 and $3,000, respectively; (ii) health insurance premiums paid on behalf of Messrs. Fatjo, Jr., Kruszka, Casalinova and Fatjo, III in the amounts of $4,495, $1,240, $4,495 and $4,495, respectively; and (iii) payments to Messrs. Fatjo, Jr. and Kruszka in the amounts of $110,000 and $110,000, respectively, for personal guarantees provided by such individuals to our bonding company with respect to our required financial obligations under closure and post-closure bonds and certain performance bonds.

     The following table sets forth information concerning the exercise of stock options during 2005 and the value of unexercised stock options as of December 31, 2005 for each executive officer named in the Summary Compensation Table.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                   NUMBER OF SECURITIES
                                                                  UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                                                               OPTIONS/SARS AT FISCAL YEAR      IN-THE-MONEY OPTIONS/SARS
                                 SHARES                                   END (#)              AT FISCAL YEAR END ($) (2)
                              ACQUIRED ON    VALUE REALIZED   ------------------------------   ---------------------------
           NAME               EXERCISE (#)         ($)        EXERCISABLE(1)   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----               ------------   --------------   --------------   -------------   -----------   -------------
Tom J. Fatjo, Jr...........        --               --           100,000             --             --            --
Jerome M. Kruszka..........        --               --           100,000             --             --            --
Charles A. Casalinova......        --               --            75,000             --             --            --
Tom J. Fatjo, III..........        --               --            65,000             --             --            --

----------
(1) On December 21, 2005, the Compensation Committee of the Board of Directors approved the acceleration of the vesting of all of the outstanding and unvested stock options previously awarded to employees and non-employee directors pursuant to the Amended and Restated 2004 WCA Waste Corporation Incentive Plan effective as of December 21, 2005. In addition, on December 21, 2005, the Board of Directors ratified the acceleration of the vesting of such options.

(2) All outstanding options were out-of-the-money based on the fact that the last reported per share sales price of Common Stock ($7.90) on Nasdaq on December 30, 2005 (the last trading day during 2005) was less than the exercise price of the options ($9.50).

     The following table sets forth information concerning awards made under our long-term incentive plans during 2005 for each executive officer named in the Summary Compensation Table.

              LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

                               NUMBER OF
                                SHARES,                                        ESTIMATED FUTURE PAYOUTS UNDER
                               UNITS OR                                          NON-STOCK PRICE-BASED PLANS
                                 OTHER     PERFORMANCE OR OTHER PERIOD   ----------------------------------------
           NAME               RIGHTS (#)    UNTIL MATURATION OR PAYOUT   THRESHOLD ($)   TARGET ($)   MAXIMUM ($)
           ----               ----------   ---------------------------   -------------   ----------   -----------
Tom J. Fatjo, Jr...........        --            1/1/05 - 12/31/07           89,430          (1)        357,719
Jerome M. Kruszka..........        --            1/1/05 - 12/31/07           89,430          (1)        357,719
Charles A. Casalinova......        --            1/1/05 - 12/31/07           67,079          (1)        268,315
Tom J. Fatjo, III..........        --            1/1/05 - 12/31/07           55,878          (1)        223,510

----------
(1) The long-term incentive plan awards reflected in the table above were granted pursuant to our Performance Unit Plan ("PUP"). The PUP does not provide for a target award and therefore a target award is not determinable. We are unable to provide a representative amount based on 2005's performance because although, as noted below, the performance measures of three-year average earnings per share ("EPS") growth and pre-tax, pre interest return on invested capital ("ROIC") have been weighted 50/50, we have not yet set specific goals within those performance measures.

     Under the PUP, each executive officer has the opportunity to earn a bonus over a three-year measurement period in an amount up to a specified percentage of his base salary in effect at the beginning of the performance cycle. For the 2005 to 2007 performance cycle, the maximum percentage of base salary for the executive officers is 100% if 100% or more of the targeted performance is achieved at the end of the performance cycle. However, if less than 85% of the targeted performance is achieved, then the executive officers will not receive any bonus at the end of the performance cycle. If the targeted performance is achieved between 85% and 99%, the percentage of base salary to be awarded to the executive officers ranges from 25% to 95%, with the percentage of base salary increasing in five percent increments for every one percent increase in target performance achievement. PUP awards are based on achievement of three-year average EPS growth and pre-tax, pre-interest ROIC goals. Specifically, PUP awards for the 2005 to 2007 performance cycle were weighted equally (50/50) for EPS growth and ROIC performance. Please read "--Other Executive Compensation Arrangements--Management Incentive Plan and Performance Unit Plan" below for a discussion of the other material terms of the PUP and the awards granted thereunder.

EMPLOYMENT AGREEMENTS

     On March 22, 2005, our subsidiary, WCA Management Company, L.P. ("WCA Management"), entered into a new employment agreement (retroactively effective to January 1, 2005, the "Effective Date") with each of Tom J. Fatjo, Jr., our chief executive officer, Jerome M. Kruszka, our president and chief operating officer, Charles A. Casalinova, our senior vice president and chief financial officer, and Tom J. Fatjo, III, our senior vice president-finance and secretary. We have guaranteed WCA Management's obligations under these employment agreements. Below is a summary description of the material terms of these employment agreements and, as such, is not complete.

     - Term of Each Employment Agreement. Three years commencing on the Effective Date plus any extensions (the "Term"). On the first day of each calendar month, the Term will be automatically extended for an additional calendar month unless WCA Management or the executive officer gives notice not to extend the Term. The agreements terminate on the earlier of (i) the last day of the Term (as extended), (ii) the executive officer's death, (iii) notice that the executive officer is "permanently disabled" (as defined in the employment agreements), (iv) WCA Management's termination of the executive officer's employment for "cause" (as defined in the employment agreements) or (v) the executive officer's termination of his employment for "good reason" (as defined in the employment agreements).

     - Compensation. The employment agreements provide for the following base salaries for the executive officers for 2006:

EXECUTIVE OFFICER   2006 BASE PAY
-----------------   -------------
Mr. Fatjo, Jr.         $373,100
Mr. Kruszka            $373,100
Mr. Casalinova         $279,850
Mr. Fatjo, III         $233,120

          The base salaries will be increased each year by not less than the increase during the immediately preceding year in the Consumer Price Index for the Houston Standard Metropolitan Statistical Area.

     - Participation in Compensation Plans. Each executive officer will eligible to participate in the following plans:

          - Management Incentive Plan. Pursuant to this plan each executive officer shall have the opportunity to earn an annual bonus under the plan based on performance measures and annual incentive plan goals, which will be established by the compensation committee. The opportunity to earn a bonus under this plan is expressed as percentage of base salary and is set each year for each executive separately. For 2006, the maximum percentages of base salary for the executive officers range from 80% to 100% as discussed below under "--Other Executive Compensation Arrangements--Management Incentive Plan and Performance Unit Plan--MIP Awards."

          - Performance Unit Plan. For 2006, each executive officer will have the opportunity to earn a bonus over a three-year measurement period in an amount up to a specified percentage of his base salary. The opportunity to earn a bonus under this plan is expressed as percentage of base salary and is set each year for each executive separately. For 2006, the percentages for the executive officers are 100%.

          - Restricted Stock Grants. Upon the execution of the employment agreements on March 22, 2005 and in January 2006 the executive officers received, and in January 2007 the executive officers will receive, annual grants of restricted stock under the Amended and Restated 2004 WCA Waste Corporation Incentive Plan (or any successor plan). The number of shares of restricted stock granted to an executive officer in such year will be equal to the fair market value of his base salary for the relevant year (i.e., the base salary) divided by the market value of one share of our Common Stock on the date of grant. Fair market value for these purposes will not be less than $9.50 per share. For purposes of the March 22, 2005 grant, the fair market value was $9.75 per share. For purposes of the January 2006 grant, the number of shares received was calculated using $9.50 per share.

          - Other Plans. The executive officers and, to the extent applicable, the executive officers' family, dependents and beneficiaries, may participate in the benefit or similar plans, policies or programs provided to similarly situated executives under our standard employment practices as in effect from time to time.

     - Termination Payments. The employment agreements provide for the following termination payments:

          - Upon termination for any reason whatsoever, an executive officer (or in case of death, his estate) is entitled to all salary and expense reimbursements due through the date of such termination and such benefits as are available pursuant to the terms of any benefit or similar plans, policies or programs in which he was participating at the time of such termination.

          - Upon termination for death or permanent disability, in lieu of any further salary, bonus payments, or other severance, an executive officer (or his estate, as applicable) will be entitled to a lump-sum cash severance payment equal to the amount of his base salary (computed at the rate then in effect) for the remaining Term of the employment agreement.

          - Upon termination of an executive officer for any reason other than death, disability or cause, or if the executive officer terminates his employment for good reason, he will be entitled to continued salary payments throughout the balance of Term, to coverage under any annual and long-term incentive plans, and to other benefits pursuant to the employment agreement. If WCA Management pays this salary and benefits for the Term of the employment agreement, the executive officer will be subject to non-competition and confidentiality covenants through that full Term.

          - Upon a Change in Control (as defined below) or within 24 months thereafter, an executive officer will be entitled to certain change of control payments if (a) his employment is involuntarily terminated other than for cause, (b) his reporting level is significantly reduced (as determined by the officer in good faith), (c) his base salary and annual incentive compensation at target is reduced by 10% or more, or (d) he is required to relocate by more than 50 miles. If triggered, the Change in Control payments to an executive officer will be a lump sum cash payment equal to three times the sum of
               (i) his base salary and (ii) his average annual bonus pursuant to any annual bonus plan in effect as to any of the three consecutive calendar years ending immediately before the calendar year in which occurred the last event triggering the right to the payment. "Change in Control" is defined to mean any one of the following events:

               (i) An acquisition of "Voting Securities" (as defined in the employment agreements) by any person (including WCA Waste or its affiliates other than employee benefit plans), if immediately thereafter such Person has Beneficial Ownership (as defined in the employment agreements) of 50% or more of the combined voting power of our then outstanding Voting Securities. Certain "Non-Control Transactions" (as defined in the employment agreements) are excluded from the definition of Change of Control; or

               (ii) The current members of our Board of Directors (and nominees unanimously approved by our board) ("Incumbent Board"), cease for any reason to constitute at least 2/3 of the members of our Board of Directors. No individual shall be considered a member of the Incumbent Board if he or she assumed office as a result of either an actual or threatened proxy contest or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than our Board of Directors; or

               (iii) The consummation of (A) a merger, consolidation or
                    reorganization with or into WCA Waste or in which securities of WCA Waste are issued, unless in connection with a Non-Control Transaction; (B) a complete liquidation or dissolution of WCA Waste; or (C) the sale or other disposition of all or substantially all of the assets of WCA Waste other than in connection with a Non-Control Transaction.

          If this definition of Change in Control does not conform to the definition of change in control under Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), as in effect from time to time, the definition will be deemed amended to conform to the requirements of Section 409A of the Code.

     - Gross-Up Payments for Excise Taxes. If payments to be made to executive officers (whether under the employment agreements or any other agreement or plan) are subject to state or federal excise taxes (and any interest or penalties with respect to such taxes), such officers will be entitled to additional payments so that the net amount after payment of the excise tax (and any such interest or penalties) will equal the total payments they are entitled to receive under the employment agreements. However, if no excise tax would be payable if the total payments were reduced by 3% or less, then the aggregate payments shall be reduced by the amount necessary to avoid application of the excise tax.

     - Other provisions. The employment agreements also contain other provisions, including provisions to prevent duplication of benefits, to waive any requirement that an executive seek other employment, to prevent any reduction in payments because of compensation earned from other employers, and to waive any offset rights by WCA Waste. The employment agreements also subject each executive officer to certain non-compete and confidentiality covenants during the Term of the employment agreements.

OTHER EXECUTIVE COMPENSATION ARRANGEMENTS

     MANAGEMENT INCENTIVE PLAN AND PERFORMANCE UNIT PLAN. On March 22, 2005, provisions of the Management Incentive Plan (the "MIP") and PUP became effective, retroactive to January 1, 2005. The following is a summary description of the material terms of the MIP and the PUP, and, as such, is not complete.

     Eligibility and Administration. MIP and PUP award eligibility will be approved by the compensation committee of the Board of Directors at the beginning of each performance/award period. Generally, participants under either plan will be selected from key executives who primarily are responsible for our annual growth and profitability (i.e., generally senior vice presidents and above). The number of eligible participants under each plan is expected to vary from year to year, as we expand and as our compensation strategy and programs are refined. The MIP and the PUP are administered by the compensation committee.

     MIP Awards. At the beginning of each fiscal year, each participant in the MIP will be assigned a targeted award opportunity, expressed as a percentage of base salary based on performance achievement. If none of the goals are achieved with respect to a participant, no MIP award will be made. The MIP will provide annual incentive bonuses at risk, with potential MIP awards tied to our goal achievement and individual executive performance. When MIP performance goals are met, the MIP awards plus base salary will approximate total cash pay near the 75th percentile of the market ranges for most plan participants. The compensation committee and our senior officers jointly will set MIP performance targets on or before the beginning of each fiscal year. In addition, specific performance measures may be set for specific execution. MIP awards will be interpolated for actual performance falling between the minimum acceptable and targeted goals. MIP performance goals may be adjusted by the compensation committee during the year, if a major change occurs in our capital structure, e.g., a major acquisition.

     The performance matrix for calculating MIP awards for 2006 is based on the level of position and the achievement of targeted goals. The performance matrix may be revised in the future as our business strategy and performance focus changes. The primary performance measures for 2006 will be: (i) Targeted EBITDA Growth, weighted 40%; and (ii) Targeted EPS Growth, weighted 40%. The remaining 20% weighting factor will be based on individual performance contributions relative to two to three written goals established at the beginning of each year, plus any other significant personal contributions made during the year. As of the date of this proxy statement, no written goals related to individual performance contributions have been established. Specifically, for 2006:

     - Our chief executive officer and chief operating officer may receive MIP bonus awards in amounts of up to 100% of their base salaries. 80% of the potential MIP bonus awards will be paid based on a matrix, which provides for a portion of the award to be paid based on the extent to which each performance goals is achieved based on the weighting factors mentioned above. The matrix provides for a range of payout percentages, starting with a MIP bonus equal to 12.5% of base salary if 85% of Targeted EBITDA Growth is achieved, a MIP bonus equal to 12.5% of base salary if 85% of Targeted EPS Growth is achieved, and ranging up to a MIP bonus equal to 40% of base salary if 100% (or better) of Targeted EBITDA Growth is achieved, and a MIP bonus equal to 40% of base salary if 100% (or better) of Targeted EPS Growth is achieved. As mentioned above, MIP bonus awards of up to 20% of base salary may be made based on individual performance contributions relative to two to three written goals established at the beginning of each year, plus any other significant personal contributions made during the year.

     - Other executives (including our chief financial officer and our senior vice president--finance) may receive MIP bonus awards in amounts of up to 80% of their base salaries. The same matrix methodology described above with respect to our chief executive officer and chief operating officer will be employed. The matrix provides for a range of payout percentages, starting with a MIP bonus equal to 10% of base salary if 85% of Targeted EBITDA Growth is achieved, a MIP bonus equal to 10% of base salary if 85% of Targeted EPS Growth is achieved, and ranging up to a MIP bonus equal to 32% of base salary if 100% (or better) of Targeted EBITDA Growth is achieved, and a MIP bonus equal to 32% of base salary if 100% (or better) of Targeted EPS Growth is achieved. As mentioned above, MIP bonus awards of up to 16% of base salary may be made based on individual performance contributions relative to two to three written goals established at the beginning of each year, plus any other significant personal contributions made during the year.

     A participant must be employed by us or one of our subsidiaries on the final day of the measurement period to be entitled to receive an award. No participant shall be permitted to elect to defer all or any portion of his/her award. Payments will be made within 2 1/2 months after the end of each fiscal year.

     PUP Awards. PUP awards are based on achievement of critical three-year average EPS growth and pre-tax, pre-interest ROIC goals of WCA Waste. At the beginning of each fiscal year, each participant in the PUP will be assigned a targeted award opportunity of 100% of salary, that can decrease to zero, based on performance achievement, measured over (overlapping) three-year performance periods. The PUP performance targets for each performance cycle will be set jointly by the compensation committee and our senior officers at the beginning of each fiscal year. Performance goals for PUP awards may be equal to or exceed the goals in our business plan. PUP awards will be interpolated for actual performance falling between the minimum acceptable and targeted goals. Prior to fiscal year end, our senior officers and the compensation committee jointly will establish appropriate PUP goals for the next three years, in support of our business plan. Such goals may be adjusted by the compensation committee during a performance cycle, if a major change occurs in our capital structure, e.g., a major acquisition. Within 2 1/2 months after the end of each three-year performance cycle, each participant's salary rate at the beginning of the PUP award cycle will be multiplied by the actual PUP award percentage earned to determine the dollar value of the award for the prior performance cycle.

     The PUP will provide long-term incentive pay at risk, with potential PUP awards in 2006 tied to the achievement of WCA Waste average annual EPS growth and ROIC, measured over three years from the date of the award. PUP awards made in 2006 will be weighted equally (50/50) for EPS growth and ROIC performance achievement.

     The performance matrix for calculating PUP awards for the 2006 to 2008 performance cycle is set forth immediately below. The performance matrix may be revised in the future as our business strategy and performance focus changes.

              AWARD OPPORTUNITY VS THREE-YEAR FINANCIAL PERFORMANCE

    % OF TARGETED          % OF PUP
PERFORMANCE ACHIEVED     AWARD EARNED
--------------------   ---------------
    100% OR ABOVE      100% OF SALARY*
         99%                 95%
         98%                 90%
         97%                 85%
         96%                 80%
         95%                 75%
         94%                 70%
         93%                 65%
         92%                 60%
         91%                 55%
         90%                 50%
         89%                 45%
         88%                 40%
         87%                 35%
         86%                 30%
         85%                 25%
   <85% OF TARGET       0% OF SALARY*

----------
*    Salary at the beginning of the PUP award performance cycle.

     In the event of termination of the participant's employment during a PUP performance cycle as a result of the participant's death, disability (as defined in the PUP), retirement (as defined in the PUP) or a Change in Control (as defined in the PUP and discussed briefly in the following paragraph), a pro-rata share of each (overlapping) award earned shall be paid to the participant (or his/her spouse or estate, as applicable) at the end of each PUP performance cycle, based on the date of termination. If a participant's employment terminates during any PUP performance cycle for any reason other than in connection with the events described in the immediately preceding sentence, the participant shall be deemed not to have earned the award or part thereof for any affected PUP performance cycle.

     The definition of "Change in Control" contained in the PUP is identical to the definition set forth above under "--Employment Agreements." To the extent that Section 409A of the Code applies to any PUP award, the PUP provides that the definition of Change in Control is intended to comply with the definition of change in control under Section 409A of the Code, as in effect from time to time and, to the extent that the above definition does not so comply, such definition shall be void and of no effect and, to the extent required to ensure that the definition complies with the requirements of Section 409A of the Code, the definition of such term set forth in regulations or other regulatory guidance issued under Section 409A of the Code by the appropriate governmental authority shall be incorporated by reference into and shall form part of the PUP as fully as if set forth therein verbatim and the PUP shall be operated in accordance with the definition prescribed in such regulations or other regulatory guidance.

     PUP awards will be paid in a lump sum in cash within 2 1/2 months after the end of each three-year performance cycle. A participant must be employed by WCA on the final day of the measurement period to be entitled to receive an award.

     Should the participant die prior to receiving all amounts due under the PUP, any unpaid amounts due under the PUP shall be made to the participant's spouse, if such spouse survives the participant, or, if there is no surviving spouse, to the legal representative of the participant's estate, or if no administration is had on the estate, to the person or persons to whom participant's property shall pass by applicable laws of descent and distribution.

     EQUITY-BASED COMPENSATION. Our executive officers are also eligible to receive certain equity-based compensation under the Amended and Restated 2004 WCA Waste Corporation Incentive Plan, the material terms of which are described below under "Proposal 3: Approval of Amendment and Restatement of the Amended and Restated 2004 WCA Waste Corporation Incentive Plan." As noted above under "--Employment Agreements--Participation in Compensation Plans," each executive officer is entitled to receive annual grants of restricted stock under their employment agreements. Such shares will be issued under the Amended and Restated 2004 WCA Waste Corporation Incentive Plan.

COMPENSATION OF DIRECTORS

     In 2005, our officers and employees who also served as directors did not receive additional compensation for their service as a director and each non-employee director received the following cash compensation:

           ANNUAL FEE   ANNUAL FEE     BOARD        BOARD     COMMITTEE     COMMITTEE
           FOR AUDIT    FOR OTHER   ATTENDANCE   ATTENDANCE   ATTENDANCE   ATTENDANCE
 ANNUAL    COMMITTEE    COMMITTEE     FEE (IN        FEE        FEE (IN        FEE
RETAINER  CHAIRPERSON  CHAIRPERSON    PERSON)   (TELEPHONIC)    PERSON)   (TELEPHONIC)
--------  -----------  -----------  ----------  ------------  ----------  ------------
 $25,000    $10,000       $5,000      $1,000        $500         $500         $250

     In 2005, each non-employee director received a one-time grant of 6,316 shares of restricted stock that vested in full on June 1, 2006, the one year anniversary date of the grant. Annual grants to non-employee directors may be made by the compensation committee in its discretion under the Amended and Restated 2004 WCA Waste Corporation Incentive Plan.

     In 2006, each non-employee director, including those designated by Ares after their official election to the Board of Directors, will receive shares of restricted stock after the Board of Directors meeting that follows the Annual Meeting. The number of shares to be received will be determined by dividing $60,000 by the closing price per share of our Common Stock on September 15, 2006. For these purposes the closing price cannot be less than $9.50 per share. The restricted shares issued to the non-employee directors will vest in full on September 15, 2007, with full vesting upon termination of such non-employee director's board service on account of his death, disability or a Change in Control (as defined under the Amended and Restated 2004 WCA Waste Corporation Incentive Plan).

     In March 2006, the Board of Directors approved a set of resolutions delegating to a special committee authority to review and evaluate a variety of strategic alternatives, including the proposals that were later received and resulted in our sale of Preferred Stock to Ares and the other components of our previously announced capital plan. The members of the special committee were Messrs. Bean (Chairman), Castleman and Ramsey. Each member of the special committee received $40,000 for his service (with the Chairman paid an additional $20,000), plus $500 for attendance in person at each meeting, $250 for attendance via teleconference at each meeting, and reimbursement of out-of-pocket expenses.

     Each director will be fully indemnified by us for actions associated with being a director to the extent permitted under Delaware law. Each director will also be reimbursed for out-of-pocket expenses in connection with attending meetings of the Board of Directors or committees.

     There was no compensation, not covered above, paid or distributed in 2005 to any of the non-employee directors.

                                PERFORMANCE GRAPH

     The SEC requires that WCA Waste include in its proxy statement a line graph comparing cumulative, five-year total shareholder return, or such shorter period that a class of securities have been registered under Section 12 of the Exchange Act with a broad equity market index and either an industry index or custom group of peers selected by WCA Waste. WCA Waste has selected the S&P 500 Index as its broad equity market index. The peer group selected by WCA Waste includes the following publicly-traded waste companies: (i) Allied Waste Industries, Inc.; (ii) Casella Waste Systems, Inc.; (iii) Republic Services, Inc.; (iv) Waste Connections, Inc.; (v) Waste Management, Inc.; (vi) Waste Services, Inc.; and (vii) Waste Industries, Inc.

     The index of peer group companies is weighted according to the respective market capitalization of its component companies as of June 23, 2004. The graph covers the period from June 23, 2004, WCA Waste's first day of trading on the Nasdaq Global Market, to December 31, 2005. The graph assumes that the value of the investment in our Common Stock, the S&P 500 Index and the WCA Waste-selected peer group was $100 at June 23, 2004 and the reinvestment of all dividends.

                               (PERFORMANCE GRAPH)

                        JUNE 23, 2004   DECEMBER 31, 2004   DECEMBER 31, 2005
                        -------------   -----------------   -----------------
WCA Waste Corporation        $100            $121.65             $ 91.97
S&P 500 Index                $100            $105.93             $109.11
Peer Group                   $100            $100.74             $108.39

     Our stock performance may not continue into the future with the same or similar trends depicted in the performance graph above. We will not make or endorse any predictions as to future stock performance.

     The performance graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that WCA Waste specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

               PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

     KPMG LLP, independent registered public accounting firm, has served as our independent auditors since 2000 and audited our consolidated financial statements for the year ended December 31, 2005. The audit committee is directly responsible for the appointment of our independent registered public accounting firm and has appointed KPMG LLP to audit our financial statements for the year ending December 31, 2006. If stockholders do not ratify the appointment of KPMG LLP, the audit committee will evaluate the stockholder vote when considering the selection of an independent registered public accounting firm for the 2007 fiscal year.

     Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

FEES PAID TO KPMG LLP

     KPMG LLP has billed WCA Waste and its subsidiaries the aggregate fees set forth in the table below for 2005 and 2004.

                              2005       2004
                            --------   --------
Audit Fees (1) ..........   $830,000   $335,000
Audit-Related Fees (2) ..     24,500    485,000
Tax Fees ................         --         --
All Other Fees ..........         --         --
                            --------   --------
   Total ................   $854,500   $820,000
                            ========   ========

----------
(1) These represent the aggregate fees billed for professional services rendered by KPMG LLP for the audit of WCA Waste's consolidated annual financial statements for the years ended December 31, 2005 and 2004 and reviews of the interim condensed consolidated financial statements included in WCA Waste's quarterly reports on Form 10-Q for the years then ended and the audit of internal control over financial reporting of WCA Waste as of December 31, 2005.

(2) The 2004 fees represent the aggregate fees billed for services provided in connection with the filing of WCA Waste's Registration Statement on Form S-1 and related amendments and the "comfort letters" issued in connection with the Registration Statement and the separate audit of consolidated financial statements of WCA Waste as of December 31, 2002 and the years ended December 31, 2002 and 2001 as required for inclusion in the Registration Statement. The 2005 fees represent fees billed for services provided in connection with WCA Waste's registration statements on Form S-3 and Form S-8 and various Form 8-K filings.

     All of the above fees for the periods subsequent to our initial public offering in 2004 were pre-approved by either the audit committee or the chairman of the audit committee acting on behalf of the audit committee. The audit committee concluded that the provision of the aforementioned services by KPMG LLP were compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

     The audit committee charter provides that pre-approval of non-audit services (other than review and attestation services) are not required if such services fall within exceptions established by the rules and regulations of the SEC. No such services provided in 2005 or 2004 were pre-approved pursuant to any such exceptions.

     The audit committee delegates to the chairman the authority to approve in advance all audit, audit-related, tax and other services and permissible non-audit services to be provided by KPMG LLP if presented to the full committee at the next regularly scheduled meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006. ALL PROXIES EXECUTED AND RETURNED WILL BE VOTED "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006 UNLESS THE PROXY SPECIFIES OTHERWISE.

                             AUDIT COMMITTEE REPORT

     Generally, the Audit Committee is responsible for the oversight of the integrity of WCA Waste's financial statements. More specifically, the Audit Committee is responsible for monitoring WCA Waste's accounting and financial reporting processes, the audits of WCA Waste's financial statements, WCA Waste's compliance with legal and regulatory requirements, WCA Waste's internal controls and risk management procedures, the qualifications and independence of WCA Waste's independent auditors and the performance of WCA Waste's internal audit function and its independent auditors. The Audit Committee has the sole authority and responsibility to select, determine the compensation and retention terms of, evaluate and, when appropriate, terminate WCA Waste's independent registered public accounting firm. The Audit Committee has three independent directors and operates under a written charter adopted by the Board of Directors. The Board of Directors has determined that each Committee member is independent under the standards of director independence established under the Nasdaq Marketplace Rules and is also "independent" for purposes of Rule 10A-3(b)(1)(ii) of the Securities Exchange Act of 1934, as amended.

     Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. WCA Waste's independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. Our responsibility is to oversee and review the financial reporting process. We are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent registered public accounting firm.

     We held four meetings during fiscal 2005. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and WCA Waste's independent registered public accounting firm, KPMG LLP. We discussed with KPMG LLP the overall scope and plans for their audit. We met with KPMG LLP, with and without management present, to discuss the results of their examinations and their evaluations of WCA Waste's internal controls.

     We reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2005 with management and KPMG LLP. We also discussed with management and KPMG LLP the process used to support certifications by WCA Waste's Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany WCA Waste's periodic filings with the SEC.

     We also discussed with KPMG LLP matters that independent registered public accounting firms must discuss with audit committees under generally accepted auditing standards and standards of the PCAOB, including, among other things, matters related to the conduct of the audit of WCA Waste's consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

     KPMG LLP also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and represented that it is independent from WCA Waste. We discussed with KPMG LLP their independence from WCA Waste. When considering KPMG LLP's independence, we considered if services they provided to WCA Waste beyond those rendered in connection with their audit of WCA Waste's consolidated financial statements and reviews of WCA Waste's interim condensed consolidated financial statements included in its Quarterly Reports on Form 10-Q were compatible with maintaining their independence. We also reviewed, among other things, the audit and audit-related services performed by, and the amount of fees paid for such services to, KPMG LLP. We received regular updates on the amount of fees and scope of audit and audit-related services provided.

     Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board of Directors that WCA Waste's audited consolidated financial statements for the fiscal year ended December 31, 2005 be included in WCA Waste's Annual Report on Form 10-K. We have also selected KPMG LLP as WCA Waste's independent registered public accounting firm for the fiscal year ending December 31, 2006 and are presenting the selection to the stockholders for ratification.

THE AUDIT COMMITTEE

Richard E. Bean, Chairman
Ballard O. Castleman
Roger A. Ramsey

     This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that WCA Waste specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

      PROPOSAL 3: APPROVAL OF AMENDMENT AND RESTATEMENT OF THE AMENDED AND
               RESTATED 2004 WCA WASTE CORPORATION INCENTIVE PLAN

     Prior to our initial public offering in June 2004, the Board of Directors and stockholders approved the 2004 WCA Waste Corporation Incentive Plan. In April 2005 the Board of Directors, and in June 2005 our stockholders, approved the Amended and Restated WCA Waste Corporation Incentive Plan, referred to in this description as the 2004 Plan. In August 2006, the Board of Directors approved the Second Amended and Restated 2004 WCA Waste Corporation Incentive Plan, subject to stockholder approval. Our stockholders are now being asked to consider and vote on a proposal to adopt the Second Amended and Restated 2004 WCA Waste Corporation Incentive Plan, referred to in this description as the Amended Plan.

     The Amended Plan increases the number of shares of Common Stock available for award grants by an additional 750,000 shares, from 1,500,000 to 2,250,000 (which represents approximately 9% of our outstanding shares of Common Stock on a fully diluted basis as of August 18, 2006). Other than the aforementioned change, the Amended Plan is identical to the 2004 Plan. If the Amended Plan is approved by our stockholders, it will provide us with more flexibility in creating incentives for our employees, officers, consultants and non-employee directors.

     The Board of Directors has not approved any awards under the Amended Plan that are contingent on stockholder approval of this proposal. As of August 18, 2006, 640,000 shares of Common Stock were subject to options outstanding under the 2004 Plan, 536,349 shares of restricted stock (net of forfeitures) had been granted and 323,651 shares of Common Stock were available for future grants of any award, including options, under the 2004

Plan. As of August 18, 2006, the outstanding options had a weighted average exercise price of $9.52 and a weighted average remaining term of approximately
7.87 years. The closing market price of the Common Stock underlying the options and other awards issued pursuant to the 2004 Plan on August 18, 2006 was $6.17.

     The Board of Directors believes that the number of shares available for award under the 2004 Plan is not sufficient to adequately provide for future equity-based incentives, particularly given (a) the increase in the number of employees eligible under the 2004 Plan as a result of our acquisitions since our initial public offering, and (b) the potential for future increase in the number of eligible employees as a result of our growth, whether organically or through additional acquisitions. The Board of Directors believes that the additional shares requested to be authorized under the Amended Plan will give us increased resources to fulfill the purposes of the Amended Plan. As of August 18, 2006, the additional 750,000 shares of Common Stock requested to be authorized under the Amended Plan represented approximately 3% of the outstanding shares of Common Stock on a fully diluted basis.

     The Amended Plan was adopted by the Board of Directors, subject to the approval of our stockholders. Approval of the Amended Plan requires the affirmative vote of a majority of the votes cast. If the stockholders approve the Amended Plan, it will be effective as of September 15, 2006. A copy of the Amended Plan is attached to this proxy statement as Appendix A. The description of the Amended Plan contained herein is not intended to be complete and is qualified by reference to Appendix A, which contains the complete text of the Amended Plan.

     The purposes of the Amended Plan are to (i) promote our interests and the interests of our stockholders by encouraging the participants to acquire or increase their equity interest in us, thereby giving them an added incentive to work toward our continued growth and success and (ii) enable us to compete for the services of the individuals needed for our continued growth and success. To accomplish this purpose, the Amended Plan provides for the grant to eligible persons of stock options, purchased stock, bonus stock, phantom stock, stock appreciation rights, restricted stock, performance awards, and other stock or performance-based awards consistent with the purposes of the Amended Plan.

AVAILABLE SHARES

     The maximum number of shares of Common Stock that may be issued under the Amended Plan is equal to 2,250,000 shares, subject to adjustment in the event of stock splits and certain other corporate events. In addition, during any calendar year, the number of shares of Common Stock reserved for issuance under the Amended Plan which are subject to options that may be granted to any one participant plus the number of such shares underlying stock appreciation rights that may be granted to that same participant shall not exceed 200,000 shares. To the extent shares cease to be issuable under an award made under the Amended Plan, they will be available under the Amended Plan for the grant of additional awards unless such shares cease to be subject to an award because of the exercise of the award or the vesting of a restricted stock award or similar award. Shares issued under the Amended Plan may be authorized and unissued Common Stock, Common Stock held in or acquired for our treasury or, if applicable, shares acquired in the open market, and such shares issued under the Amended Plan will be fully paid and nonassessable. No fractional shares will be issued under the Amended Plan. Payment for any fractional shares shall be made in cash.

PERSONS ELIGIBLE TO PARTICIPATE

     Except with respect to awards of incentive stock options, all employees, consultants and non-employee directors of WCA Waste and its affiliates are eligible to participate in the Amended Plan. Incentive stock options may be awarded only to employees. In selecting employees, consultants and non-employee directors to receive awards, including the type and size of the award, the compensation committee of the Board of Directors (the "Committee") may consider any factors that it deems relevant. As of August 18, 2006, there were approximately 790 employees, no consultants and five non-employee directors (including the two directors designated by Ares for election immediately after the Annual Meeting) who should be eligible to participate in the Amended Plan.

ADMINISTRATION

     The Amended Plan will be administered by the Committee, which consists of two or more directors appointed by the Board of Directors. No person shall be eligible to serve on the Committee unless such person is a "non-employee director" as defined in Rule 16b-3 promulgated under the Exchange Act, as then in effect, and also an "outside director" within the meaning of Section 162(m) of the Code, and the rules and regulations thereunder. Subject to the provisions of the Amended Plan, the Committee will (i) interpret the Amended Plan and all awards under the Amended Plan, (ii) make rules as it deems necessary for the proper administration of the Amended Plan, (iii) make all other determinations necessary or advisable for the administration of the Amended Plan and (iv) correct any defect or supply any omission or reconcile any inconsistency in the Amended Plan or in any award under the Amended Plan in the manner and to the extent that it deems desirable to effectuate the Amended Plan. Any action taken or determination made by the Committee pursuant to the Amended Plan will be binding on all parties. No member of the Board of Directors or the Committee will be liable for any action or determination made in good faith with respect to the Amended Plan or an award granted thereunder.

TYPES OF AWARDS

     The Amended Plan provides for the grant of any or all of the following types of awards: (i) stock options, including incentive stock options and non-qualified stock options; (ii) purchased stock; (iii) bonus stock; (iv) stock appreciation rights, either in tandem with stock options or freestanding; (v) phantom stock; (vi) restricted stock awards; (vii) performance awards; and
(viii) other stock or performance-based awards. All awards will be evidenced by a written agreement and the terms, conditions and/or restrictions contained in an award may differ from the terms, conditions and/or restrictions contained in any other award. We will not receive any compensation for the granting of awards under the Amended Plan, except any such amount necessary to satisfy all federal, state and other state and other governmental tax withholding requirements related to an award. Each type of award, including any required payments upon exercise of awards, is discussed in more detail below.

     Stock Options. The Committee has the authority to grant options, in such form as the Committee may from time to time approve, subject to the terms of the Amended Plan. The Committee also has the authority to determine whether options granted to employees will be incentive stock options or non-qualified options.

     To exercise an option granted under the Amended Plan, the person entitled to exercise the option must deliver to us payment in full of the exercise price for the shares being purchased, together with any required withholding tax. The payment must be (i) in cash or check; (ii) with the consent of the Committee, in shares of Common Stock already owned by the person for more than six months; or
(iii) with the consent of the Committee, by sale through a broker. The fair market value (the "Fair Market Value") of each share of Common Stock delivered will be deemed to be equal to the closing sales price (or, if applicable, the highest reported bid price) on the principal exchange or over-the-counter market on which such shares are trading for the date of the determination, or if no trade of the Common Stock has been reported for such date, on the most recent trade prior to the determination date.

     Except as described below, no option may be exercised later than the date which is ten years after the date of grant. The exercise price at which shares of Common Stock may be purchased upon the exercise of an option shall not be less than the Fair Market Value. In the case of incentive stock options granted to employees owning more than ten percent (10%) of the total combined voting power of WCA Waste and its affiliates, then the exercise price at which shares of Common Stock may be purchased upon the exercise of such incentive option shall be equal to one hundred ten percent (110%) of the Fair Market Value per share of Common Stock at the time of the grant and such incentive option may not be exercised later than five years after the date of grant. No incentive stock option will be exercisable more than three months after the holder thereof ceases to be an employee for any reason other than death or disability, or more than one year after the holder thereof ceases to be an employee due to death or disability. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of shares of Common Stock for which one or more options granted to any employee under the Amended Plan (or any other option plan of ours or our affiliates) may for the first time become exercisable as incentive stock options during any one calendar year cannot exceed $100,000.

     The exercise price for and the number of shares of Common Stock subject to existing options shall be subject to appropriate adjustments in the event that the outstanding shares of our Common Stock are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like. The Amended Plan also permits the Committee to reprice options, but only with stockholder approval. The Committee shall provide, in the option grant, the time or times at which the options will be exercisable.

     Purchased Stock. The Committee has the authority to sell shares of our Common Stock to employees, consultants and non-employee directors of WCA Waste or its affiliates on such terms as it may establish. The Committee may determine the price per share of Common Stock to be purchased, which price may be equal to or less than the Fair Market Value. The purchase price of any purchased stock must be made in cash.

     Bonus Stock. The Committee has the authority to grant shares of bonus stock to employees, consultants and non-employee directors of WCA Waste or its affiliates for the performance of services by such individuals without additional consideration except as may be required by the Committee.

     Stock Appreciation Rights. The Committee may grant stock appreciation rights (rights to receive shares of Common Stock the value of which is equal to the excess of the fair market value of the Common Stock on the date of exercise over the Fair Market Value of the Common Stock on the date of grant). The Committee may provide that the excess may not exceed a specified amount. The Committee shall determine at the date of grant the time or times at which and the circumstances under which a stock appreciation right may be exercised and the term of such award may not exceed ten years. A stock appreciation right is not transferable (other than by will or the laws of descent and distribution) except, in the case of a stock appreciation right granted with an option, to the extent that the related option is transferable.

     Phantom Stock. The Committee may grant phantom stock awards, which are rights to receive a specified number of shares of Common Stock, cash equal to the Fair Market Value of a specified number of shares of Common Stock, or a combination thereof at the end of a specified deferral period. To the extent the Committee determines that any phantom stock awards constitute performance-based compensation for purposes of Section 162(m) of the Code, such awards may be subject to the achievement of performance goals as described for performance awards. The Committee may also impose restrictions on phantom stock awards, including a risk of forfeiture, which restrictions may lapse at the expiration of the deferral period or at earlier specified times. Unless provided for otherwise, upon termination of employment or services during the applicable deferral period to which forfeiture conditions apply, all phantom stock awards subject to deferral (other than deferral at the election of the participant) will be forfeited; provided that the Committee may provide that restrictions or forfeiture conditions relating to the phantom stock award will be waived in the event of a termination resulting from specified causes. A phantom stock award is not transferable (other than by will or the laws of descent and distribution) and the term of any such award may not exceed ten years.

     Restricted Stock Awards. The Amended Plan authorizes the Committee to grant awards in the form of restricted shares of Common Stock. These awards are subject to such restrictions as the Committee may impose including forfeiture, transfer and repurchase restrictions, and in no event will the term of any such award exceed ten years. Prior to the lapse of such restrictions, the holder of shares of restricted stock will not be permitted to transfer such shares. We have the right to repurchase restricted shares for the amount of cash paid for such shares, if any, if the participant terminates employment from or services to us prior to the lapse of such restrictions or the restricted stock is forfeited by the participant in accordance with the award thereof. A person to whom a restricted stock award is made has all the rights of our stockholders with respect to such shares including the rights to vote and receive dividends or other distributions; however, the Committee may restrict the participant's right to dividends until the restrictions on the restricted stock lapse.

     Performance Awards. The Amended Plan authorizes the Committee to grant shares of Common Stock, cash or a combination thereof to participants upon the attainment of certain performance goals measured over a period of not less than six months nor more than ten years. After the end of each performance period, the Committee will determine the amount, if any, of performance awards payable to each participant based upon the achievement of certain established business criteria. In the case of any award granted to our chief executive officer or any of our four highest paid officers (other than the chief executive officer), the performance goals will be objective and meet the requirements of Section 162(m) of the Code, and regulations thereunder, including the requirement that achievement of performance goals be substantially uncertain at the time of grant. It is our intent that performance awards granted to covered employees will constitute performance-based compensation within the meaning of Section 162(m) of the Code and the regulations thereunder.

     The performance goals may differ among awards or participants; however, the Committee may not exercise discretion to increase any amount payable under a performance award intended to comply with Section 162(m) of the Code. In establishing performance goals, the Committee may use one or more of the following business criteria on a consolidated basis or for our specified subsidiaries, divisions or business or units: (i) earnings per share; (ii) increase in price per share; (iii) increase in revenues; (iv) increase in cash flow; (v) return on net assets; (vi) return on assets; (vii) return on investment; (viii) return on equity; (ix) economic value added; (x) gross margin; (xi) net income; (xii) pretax earnings; (xiii) pretax earnings before interest, depreciation and amortization; (xiv) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (xv) operating income; (xvi) total stockholder return; (xvii) debt reduction; and (xviii) any of the above goals determined on the absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, a market index or a group of comparable companies.

     The Committee will determine the circumstances in which performance awards will be paid or forfeited in the event of termination of a participant prior to the end of a performance period or settlement of a performance award.

     Other Stock or Performance-Based Awards. The Amended Plan also permits other stock or performance-based awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to our Common Stock (including units or securities convertible into shares of our Common Stock) or cash. The terms and conditions of any such awards will be determined by the Committee.

TRANSFERABILITY

     Except as otherwise provided in the Amended Plan, no award and no right under the Amended Plan, other than purchased stock, bonus stock or restricted stock as to which restrictions have lapsed are (i) assignable, saleable or transferable by a participant except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, or (ii) subject to any encumbrance, pledge or charge of any nature. Any attempted transfer in violation of the Amended Plan will be void and ineffective for all purposes. The Committee may, however, establish rules and procedures to allow the transfer of specific non-qualified stock options for estate planning purposes to one or more immediate family members or related family trusts or partnerships or similar entities.

CHANGE IN CONTROL

     Unless otherwise provided in an award, upon the occurrence of a change of control (defined generally as certain reorganizations, mergers, consolidations, sales of all or substantially all of our assets or liquidations), the Committee may (i) accelerate vesting and the time at which all options and stock appreciation rights then outstanding may be exercised; (ii) waive all restrictions and conditions of all restricted stock and phantom stock then outstanding; and (iii) determine to amend performance awards and other stock or performance-based awards, or substitute new performance awards and other stock or performance-based awards in consideration of cancellation of outstanding performance awards and any other stock or performance-based awards, to ensure that such awards become fully vested, deemed earned in full and paid to the participants.

     If approved by the Board of Directors prior to or within 30 days after a change of control, the Board of Directors will have the right for the 45-day period following the change of control to require all participants to transfer to us all awards previously granted to the participants in exchange for an amount equal to the cash value of the awards. The cash value of an award will equal the sum of (i) all cash to which the participant would be entitled upon settlement or exercise of any award which is not an option and (ii) in the case of an option, the excess of the market value per share over the option price, if any, multiplied by the number of shares subject to such award.

TERMINATION, DEATH, DISABILITY AND RETIREMENT

     Unless otherwise provided for in an award, if the employment of an employee or service of a non-employee director is terminated for any reason other than death, disability or retirement, or if service of a consultant is terminated for any reason other than death, any nonvested award outstanding at the time of such termination will terminate, no further vesting will occur and the participant will be entitled to exercise his or her rights with respect to any portion of the award which is vested until the earlier of (i) the expiration date set forth in the award or (ii) six months after the termination date (three months after termination in the case of an incentive stock option).

     Unless otherwise provided for in an award, upon the retirement of an employee or non-employee director, any nonvested portion of an outstanding award will terminate and no further vesting will occur. Any vested award will expire on the earlier of (i) the expiration date set forth in the award or (ii) 12 months after the date of retirement (three months after the date of retirement in the case of an incentive stock option).

     Unless otherwise provided for in an award, (a) upon the termination due to the disability of an employee or non-employee director, (b) upon the death of a participant, (c) with respect to a participant who is either a retired former employee or non-employee director who dies during the period in which he or she can exercise any vested award (the "applicable retirement period") or (d) with respect to a disabled former employee or non-employee director who dies during the period that expires on the earlier of the expiration date set forth in any applicable outstanding award or the first anniversary of the person's termination due to disability (the "applicable disability period"), any nonvested portion of an outstanding award that has not already terminated will terminate and no further vesting will occur. In addition, any vested award will expire on the earlier of (i) the expiration date set forth in the award or (ii) the later of (x) the first anniversary of such termination due to death or disability or (y) the first anniversary of such person's death during the applicable retirement period or the applicable disability period.

     The Committee may provide for the continuation of any award for such period and upon such terms as it determines in the event the participant ceases to be an employee, consultant or non-employee director.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR REORGANIZATION

     The type or number of a class of shares authorized under the Amended Plan or subject to an award, and/or the exercise or purchase price applicable to an award will be appropriately adjusted in the event of a subdivision or consolidation of shares, payment of stock dividend or any other increase or decrease in the number of shares effected without receipt of consideration by us, or in the event of a reorganization, merger, consolidation or recapitalization. Such adjustments shall be made by the Committee, whose determination shall be final and binding.

AMENDMENT OR TERMINATION OF THE AMENDED PLAN AND AMENDMENT OF AWARDS

     Except with respect to awards then outstanding, if not sooner terminated by the Board of Directors, the Amended Plan will terminate upon, and no further awards shall be made, after June 1, 2015. The Board of Directors may amend, suspend or terminate the Amended Plan; provided, however, that no amendment, suspension or termination of the Amended Plan may, without the consent of the holder of an award, terminate such award or adversely affect such person's rights in any material respect. Moreover, no amendment to the Amended Plan will be effective prior to its approval by the stockholders to extent such approval is required by applicable law, the requirements of any securities exchange on which our stock may be listed or the requirements of the Nasdaq Stock Market, Inc. on which our stock may be listed. The Board of Directors may, however, amend the Amended Plan as necessary to permit awards to meet the requirements of the Code or other applicable laws.

     Subject to the restrictions set forth in the Amended Plan, the Committee may amend any outstanding award and may waive or accelerate any requirement or condition that is not mandatory under the Amended Plan; however, the Committee may not waive or accelerate any term or condition of an award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code if such discretion would cause the award not to so qualify. Similarly, the Committee may not waive any term or condition of an award if such discretion should cause the award to violate Section 409A of the Code. The Committee may not amend any outstanding award in a manner that would adversely affect in any material respect the rights of an Amended Plan participant without such participant's consent

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     In General. The Amended Plan is not intended to be subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code. The following summary is based on the applicable provisions of the Code, as currently in effect and the income tax regulations and proposed income tax regulations issued thereunder.

     Status of Options. Options granted under the Amended Plan may be either incentive stock options or non-qualified stock options. Under certain circumstances, an incentive stock option may be treated as a non-qualified stock option. The tax consequences both to the option holder and to us differ depending on whether an option is an incentive stock option or a non-qualified stock option.

     Nonqualified Options. No federal income tax is imposed on the option holder upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the option holder will be treated as receiving compensation, taxable as ordinary income and subject to employment taxes in the year of exercise. The amount recognized as ordinary income and subject to employment taxes upon exercise is the excess of the fair market value of the shares of Common Stock at the time of exercise over the exercise price paid for such Common Stock. At the time Common Stock received upon exercise of a non-qualified stock option is disposed of, any difference between the fair market value of the shares of Common Stock at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. The gain, if any, realized upon such a disposition will be treated as long-term or short-term capital gain, depending on the holding period of the shares of Common Stock. Any loss realized upon such a disposition will be treated as a long-term or short-term capital loss, depending on the holding period of the shares of Common Stock.

     Upon an option holder's exercise of a non-qualified stock option, and subject to the application of Section 162(m) of the Code, as discussed below, we may claim a deduction for the compensation paid at the same time and in the same amount as compensation is treated as being received by the option holder, assuming we satisfy the federal income tax reporting requirements with respect to such compensation. We are not entitled to any tax deduction in connection with a subsequent disposition by the option holder of the shares of Common Stock.

     If the shares of Common Stock received upon the exercise of a non-qualified stock option are transferred to the option holder subject to certain restrictions, then the taxable income realized by the option holder, unless the option holder elects otherwise, and our tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured with reference to the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% stockholders by Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of a non-qualified stock option.

     Incentive Stock Options. No federal income tax is imposed on the option holder upon the grant of an incentive stock option. The option holder would recognize no taxable income upon exercise of an incentive stock option if the option holder (a) does not dispose of the shares of Common Stock acquired pursuant to the exercise of an incentive stock option within two years from the date the option was granted or within one year after the shares of Common Stock were transferred to the option holder (the "Holding Period") and (b) is an employee of either (i) the company granting the option, (ii) the parent company or a subsidiary of such corporation or (iii) a corporation which has assumed such option of another corporation as a result of a corporate reorganization, merger or similar transaction. Such employment must continue for the entire time from the date the option was granted until three months before the date of exercise, or 12 months before the date of exercise if employment ceases due to permanent and total disability. If Common Stock received upon exercise of an incentive stock option is disposed of after completion of the Holding Period, any difference between the exercise price paid for such Common Stock and the amount realized on the disposition would be treated as a capital gain or loss. The gain, if any, realized upon such a disposition will be treated as long-term capital gain. Any loss realized upon such a disposition will be treated as a long-term capital loss. We would not be entitled to any deduction in connection with the grant or exercise of the option or the disposition of the shares of Common Stock so acquired.

     If, however, an option holder disposes of shares of Common Stock acquired pursuant to exercise of an incentive stock option before the Holding Period has expired (a "Disqualifying Disposition"), the option holder would be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, subject to the application of Section 162(m) of the Code, as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the option holder. The amount treated as compensation is the lesser of (i) the excess of the fair market value of the Common Stock at the time of exercise over the exercise price or (ii) the excess of the amount realized on disposition over the exercise price. The balance of the gain, if any, realized upon such a disposition will be treated as long-term or short-term capital gain depending on the holding period. If the amount realized at the time of the disposition is less than the exercise price, the option holder will not be required to treat any amount as ordinary income, provided that the disposition is of a type that would give rise to a recognizable loss. In such event, the loss will be treated as a long-term or short-term capital loss depending upon the holding period. A disposition generally includes a sale, exchange or gift, but does not include certain other transfers, such as by reason of death or a pledge or exchange of shares described in Section 424I of the Code.

     Alternative Minimum Tax. Although the exercise of an incentive stock option does not result in current taxable income, there are implications with regard to the Alternative Minimum Tax ("AMT"). The excess of the fair market value of shares of Common Stock acquired upon exercise of an incentive stock option over the exercise price paid for such shares of Common Stock is an adjustment to AMT income for the option holder's taxable year in which such exercise occurs (unless the shares of Common Stock are disposed of in the same taxable year and the amount realized is less than the fair market value of the shares on the date of exercise, in which event the amount included in AMT income will not exceed the amount realized on the disposition over the adjusted basis of the shares).

     Payment of Option Price in Shares. In the case of a non-qualified option, if the option price is paid by the delivery of shares of Common Stock previously acquired by the option holder having a fair market value equal to the option price ("Previously Acquired Shares"), no gain or loss would be recognized on the exchange of the Previously Acquired Shares for a like number of shares of Common Stock. The option holder's basis and holding period in the number of shares of Common Stock received (to the extent equal to the number of Previously Acquired Shares used) would be the same as his or her basis and holding period in the Previously Acquired Shares used. The option holder would treat the fair market value of the number of shares of Common Stock received in excess of the number of Previously Acquired Shares used as ordinary compensation income. The option holder's basis in such excess shares of Common Stock would be equal to their fair market value at the time of exercise. The option holder's holding period in such excess shares of Common Stock begins on the date the option holder acquires those shares of Common Stock.

     In the case of an incentive stock option, the federal income tax consequences to the option holder of the payment of the option price with Previously Acquired Shares depends on the nature of the Previously Acquired Shares. If the Previously Acquired Shares were acquired through the exercise of a qualified stock option, an incentive stock option or an option granted under an employee stock purchase plan ("Statutory Option") and if such Previously Acquired Shares are being transferred prior to expiration of the applicable Holding Period, the transfer would be treated as a Disqualifying Disposition of the Previously Acquired Shares. If the Previously Acquired Shares were acquired other than pursuant to the exercise of a Statutory Option, or were acquired pursuant to the exercise of a Statutory Option but have been held for the applicable Holding Period, no gain or loss should be recognized on the exchange of the Previously Acquired Shares. In either case, (i) the option holder's basis and holding period in the number of shares of Common Stock received (to the extent equal to the number of Previously Acquired Shares used) would be the same as his or her basis and holding period in the Previously Acquired Shares used, increased by any income recognized to the option holder upon the Disqualifying Disposition of the Previously Acquired Shares; (ii) the option holder's basis in the number of shares of Common Stock received in excess of the number of Previously Acquired Shares used would be zero; (iii) the option holder's holding period in such excess shares of Common Stock begins on the date the option holder acquires those shares of Common Stock; and (iv) the other incentive stock option rules would apply. Upon a subsequent Disqualifying Disposition of the shares of Common Stock so received, the shares with the lowest basis would be treated as disposed of first.

     Purchased Stock. The grant of purchased stock will produce immediate tax consequences for both the participant and us if the consideration paid is less than the fair market value of the stock purchased. The participant will be treated as having received ordinary compensation income in an amount equal to the excess of the then fair market value of the Common Stock awarded over the amount, if any, paid for such shares. Subject to application of Section 162(m) of the Code, as discussed below, we will receive a corresponding tax deduction assuming any federal income tax reporting requirements are satisfied.

     Bonus Stock. In general, a person will treat the fair market value of bonus stock awards on the date such amount is received as compensation, taxable as ordinary income and subject to employment taxes. Subject to the application of
Section 162(m) of the Code, as discussed below, we will be entitled to a deduction for the corresponding amount assuming any federal income tax reporting requirements are satisfied.

     Stock Appreciation Rights and Phantom Stock. The amount received upon exercise of a stock appreciation right or upon receipt of cash or stock pursuant to an award of phantom stock is included in taxable income at the time the cash or stock is received. In the case of receipt of stock, the amount included in income is the fair market value of the stock received. Subject to Section 162(m) of the Code, described below, we will be entitled to a deduction at the same time and in the same amount as the income recognized by the Amended Plan participant.

     Restricted Stock. A participant who has been granted an award of restricted stock will not realize taxable income at the time of the award, and we will not be entitled to a tax deduction at the time of the award, unless the participant makes an election to be taxed at the time of the award. When the restrictions lapse without an election by the participant to be taxed at the time of the award, the participant will receive taxable income in an amount equal to the excess of the market value of the shares at such time over the amount, if any, paid for such shares. We will be entitled to a corresponding tax deduction assuming any federal income tax reporting requirements are satisfied.

     Performance Awards. In general, a participant who receives a performance award will not be taxed on receipt of the award, but instead the fair market value of the Common Stock or the cash received will be taxable as ordinary compensation income with respect to a performance award, on the date that the shares of Common Stock cease to be subject to forfeiture. Subject to the application of Section 162(m) of the Code, as discussed below, we will be entitled to a deduction for a corresponding amount. A grantee of a performance award may elect to recognize ordinary income at the time the stock is received by making an election under Section 83(b) of the Code, with the Internal Revenue Service within 30 days of the transfer of such shares. If such election is filed, the grantee will not recognize income when the restrictions lapse, and any subsequent disposition of the shares will result in a capital gain or loss. If, upon a taxable disposition of the shares of Common Stock, the grantee receives proceeds more or less than his or her basis in the shares of Common Stock, any gain will be long-term or short-term capital gain, and any loss will be long-term or short-term capital loss, depending on the holding period of the shares of Common Stock, measured from the date that the shares of Common Stock were received, if receipt was a taxable event to such participant or from the date the restrictions on the shares lapsed if such lapse was a taxable event to the participant.

     Other Stock or Performance-based Awards. The tax consequences of other types of "stock or performance-based awards" will depend upon the nature and terms of the awards.

WITHHOLDING FOR TAXES

     No Common Stock shall be issued under the Amended Plan until arrangements satisfactory to us have been made for the payment of any tax amounts that may be required to be withheld or paid by us with respect thereto. At the discretion of the Committee, such arrangements may include allowing the participant to tender to us shares of Common Stock already owned by the participant or to request us to withhold shares of Common Stock being acquired pursuant to the award which have an aggregate fair market value equal to the amount of any tax required to be withheld with respect to such award.

ADDITIONAL TAX CONSEQUENCES

     Section 162(m) of the Code, places a $1 million cap on the deductible compensation that may be paid to certain executives of publicly-traded corporations. Amounts that qualify as "performance based" compensation under
Section 162(m)(4)I of the Code are exempt from the cap and do not count toward the $1 million limit.

Generally, options granted with an exercise price at least equal to the fair market value of the stock on the date of grant will qualify as performance-based compensation. Other awards may or may not so qualify, depending on their terms.

     In addition, some awards may be covered by Section 409A of the Code. In such event, we normally would expect to design and administer any such award in a manner that ordinarily should avoid adverse federal income tax consequences under Section 409A of the Code to any affected participant.

     Notwithstanding the foregoing, the Amended Plan expressly provides that there is no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person who participates or is eligible to participate in the Amended Plan.

NEW PLAN BENEFITS

     Awards under the Amended Plan generally will be granted in the discretion of the Committee. Therefore, except as noted in the table below, the type, number, recipients and other terms of future awards cannot be determined at this time.

      SECOND AMENDED AND RESTATED 2004 WCA WASTE CORPORATION INCENTIVE PLAN


                       NAME AND POSITION                         DOLLAR VALUE ($)   NUMBER OF SHARES
                       -----------------                         ----------------   ----------------
Tom J. Fatjo, Jr.
   Chairman of the Board, Chief Executive Officer and Director       357,718(1)         36,689(1)
Jerome M. Kruszka
   President, Chief Operating Officer and Director                   357,718(1)         36,689(1)
Charles A. Casalinova
   Senior Vice President and Chief Financial Officer                 268,310(1)         27,519(1)
Tom J. Fatjo, III
   Senior Vice President - Finance and Secretary                     223,509(1)         22,924(1)
Executive Group                                                    1,207,255(1)        123,821(1)
Non-Executive Director Group                                         180,000(2)               (2)
Non-Executive Officer Employee Group                                      --                --

----------
(1) Pursuant to the employment agreements described above under "Executive Compensation--Employment Agreements," in January 2007, our executive officers will receive an annual grant of restricted stock under the 2004 Plan. The number of shares of restricted stock to be granted to an executive officer in January 2007 will be equal to the fair market value of his base salary for 2007 (i.e., the base salary) divided by the market value of one share of our Common Stock on the date of grant. Fair market value for these purposes will not be less than $9.50 per share. Base salary for the executive officers increases each year in accordance with consumer price index changes. As we cannot predict the consumer price index changes and therefore the 2007 salary for each executive officer or the price per share of our Common Stock on the date of grant in January 2007, the number of shares of restricted stock to be received by the executive officers is not currently determinable.

     However, the executive officers each received an annual grant pursuant to their employment agreements on March 22, 2005. The amounts included in the table above reflect the 2005 annual grant amounts to illustrate what would have been received by the executive officers for the last completed fiscal year (2005). Fair market value for purposes of the 2005 annual restricted stock grants was $9.75 per share.

     In January 2006, Messrs. Fatjo, Jr., Kruszka, Casalinova and Fatjo, III received their 2006 annual restricted stock grants pursuant to their employment agreements worth $373,100 (39,274 shares), $373,100 (39,274 shares), $279,850 (29,458 shares) and $233,120 (24,539 shares), respectively.

(2) In 2006, each current non-employee director (including Messrs. Bean, Castleman and Ramsey) will receive shares of restricted stock after the Board of Directors meeting that follows the Annual Meeting. The number of shares to be received will be determined by dividing $60,000 by the closing price per share of our Common Stock on September 15, 2006, which price cannot be less than $9.50 per share. As we cannot predict the price per share of our Common Stock on September 15, 2006, the number of shares of restricted stock to be received be the non-employee directors is not currently determinable. These amounts do not include the awards of restricted stock that will be granted to the two Ares-designated directors that will be elected immediately after the Annual Meeting because such persons are not current non-employee directors. These two members will received the same $60,000 restricted stock award as the current non-employee directors. For future years, grants of restricted stock to non-employee directors will be made at the discretion of the Committee.

     Except as noted above, as of the date of this proxy statement, the Committee has made no determinations as to which current executive officers or other employees or non-employee directors of WCA Waste or our subsidiaries will receive future awards under the Amended Plan. It is expected that, if the Amended Plan is approved by stockholders, future awards will be made to officers or other employees of WCA Waste under the Amended Plan in connection with our annual performance review and compensation cycle.

AGGREGATE PAST GRANTS UNDER THE 2004 PLAN

     As of August 18, 2006, options to purchase 640,000 shares of Common Stock (net of forfeitures) had been granted under the 2004 Plan and 536,349 shares of restricted stock (net of forfeitures) had been granted under the 2004 Plan. The following table shows information regarding the distribution of those options and restricted shares among the persons and groups identified below, including our named executive officers.


                                                                               WEIGHTED
                                                                  OPTIONS       AVERAGE   RESTRICTED
                                                                  GRANTED      EXERCISE     SHARES
                                                                  (NUMBER      PRICE OF     GRANTED
                                                                     OF         GRANTED   (NUMBER OF
                  NAME AND PRINCIPAL POSITION                    SHARES)(1)     OPTIONS   SHARES)(1)
                  ---------------------------                    ----------    --------   ----------
Tom J. Fatjo, Jr
   Chairman of the Board, Chief Executive Officer and
      Current Director/Director Nominee                          100,000         $9.50     75,963(2)
Jerome M. Kruszka
   President, Chief Operating Officer and Current
      Director/Director Nominee                                  100,000         $9.50     75,963(2)
Charles A. Casalinova
   Senior Vice President and Chief Financial Officer              75,000         $9.50     56,977(2)
Tom J. Fatjo, III
   Senior Vice President -- Finance and Secretary                 65,000         $9.50     47,463(2)
Richard E. Bean
   Current Director/Director Nominee                              20,000         $9.50      6,316(3)
Ballard O. Castleman
   Current Director/Director Nominee                              20,000         $9.50      6,316(3)
Roger A. Ramsey
   Current Director/Director Nominee                              20,000         $9.50      6,316(3)
All current executive officers as a group (4 persons)            340,000         $9.50    256,366(2)
All current directors who are not executive officers as a
   group (3 persons)                                              60,000         $9.50     18,948(3)
All employees, including all current officers who are not
   executive officers, as a group (44 persons)                   240,000         $9.55    261,035

----------
(1) The shares of restricted stock shown as granted in this column are net of forfeitures.

(2) Pursuant to the employment agreements described above under "Executive Compensation--Employment Agreements," in January 2007, our executive officers will receive an annual grant of restricted stock under the 2004 Plan. The number of shares of restricted stock to be granted to an executive officer in January 2007 will be equal to the fair market value of his base salary for 2007 (i.e., the base salary) divided by the market value of one share of our Common Stock on the date of grant. Fair market value for these purposes will not be less than $9.50 per share. Base salary for the executive officers increases each year in accordance with consumer price index changes. As we cannot predict the consumer price index changes and therefore the 2007 salary for each executive officer or the price per share of our Common Stock on the date of grant in January 2007, the number of shares of restricted stock shown does not include any shares known to be received by the executive officers as they are not currently determinable.

(3) In 2006, each non-employee director (including the two Ares-designated members who will be officially elected immediately after the Annual Meeting and who are not current directors) will receive shares of restricted stock after the Board of Directors meeting that follows the Annual Meeting. The number of shares to be received will be determined by dividing $60,000 by the closing price per share of our Common Stock on September 15, 2006, which price cannot be less than $9.50 per share. As we cannot predict the price per share of our Common Stock on September 15, 2006, the number of shares of restricted stock shown does not include any shares known to be received be the non-employee directors as they are not currently determinable. For future years, grants of restricted stock will be made at the discretion of the Committee.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information with respect to shares of Common Stock that may be issued upon the exercise of outstanding options, warrants and rights under all of our existing equity compensation plans as of December 31, 2005.

                                                                                                    NUMBER OF
                                                                                                    SECURITIES
                                                                                               REMAINING AVAILABLE
                                                                                               FOR FUTURE ISSUANCE
                                                                                                   UNDER EQUITY
                                                 NUMBER OF SECURITIES                           COMPENSATION PLANS
                                                   TO BE ISSUED UPON      WEIGHTED-AVERAGE          (EXCLUDING
                                                      EXERCISE OF         EXERCISE PRICE OF         SECURITIES
                                                 OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,   REFLECTED IN COLUMN
                 PLAN CATEGORY                    WARRANTS AND RIGHTS    WARRANTS AND RIGHTS           (A))
                 -------------                    -------------------   --------------------   -------------------
Equity compensation plans approved by security
   holders (1)                                          644,334                 $9.52               650,247(2)
Equity compensation plans not approved by
   security holders                                          --                    --                    --
                                                        -------                 -----               -------
   Total                                                644,334                 $9.52               650,247

----------
(1) Relates to shares of Common Stock subject to options under the Amended and Restated 2004 WCA Waste Corporation Incentive Plan.

(2) The remaining shares of Common Stock that may be issued pursuant to the Amended and Restated 2004 WCA Waste Corporation Incentive Plan may be issued in the form of stock options, purchased stock, bonus stock, stock appreciation rights, phantom stock, restricted stock, performance awards or other stock or performance-based awards. The type of award and the number of shares of Common Stock subject to the award granted under the plan is in the discretion of the Compensation Committee of the Board of Directors, as administrator of the plan.

STOCKHOLDER APPROVAL

         A majority of the votes cast is required for approval of the Amended Plan. Ares, as holder of our Preferred Stock, will vote on an as-converted basis on this proposal in accordance with the recommendation of the Board of Directors. Should the requisite shareholder approval not be obtained, then the 750,000 share increase to the 2004 Plan's reserve of Common Stock will immediately terminate and no options or issuances will be granted on the basis of these changes and the termination date will remain June 1, 2015. The 2004 Plan will, however, continue to remain in effect, and option grants, direct stock issuances and any other awards contemplated by the 2004 Plan may continue to be made pursuant to the provisions of the 2004 Plan in effect prior to the amendments summarized in this Proposal 3, until the available reserve of Common Stock as last approved by the stockholders has been issued pursuant to option grants and direct stock issuances made under the 2004 Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED 2004 WCA WASTE CORPORATION INCENTIVE PLAN. ALL PROXIES EXECUTED AND RETURNED WILL BE VOTED "FOR" THE AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED 2004 WCA WASTE CORPORATION INCENTIVE PLAN UNLESS THE PROXY SPECIFIES OTHERWISE.

                                  ANNUAL REPORT

     Included with this proxy statement is the Annual Report of WCA Waste for the year ended December 31, 2005. Stockholders are referred to this report for financial and other information about our activities. The Annual Report is not incorporated by reference into this proxy statement and does not constitute a part of the proxy soliciting material.

     A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005, AS FILED WITH THE SEC, INCLUDING ANY FINANCIAL STATEMENTS BUT WITHOUT EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITTEN REQUEST TO THE SECRETARY, WCA WASTE CORPORATION, ONE RIVERWAY, SUITE 1400, HOUSTON, TEXAS 77056.

                              STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and form of proxy and for consideration at our next annual meeting of stockholders. In order for a stockholder proposal to be eligible for inclusion in the proxy statement and form of proxy for next year's annual meeting pursuant to Rule 14a-8(e) of the Exchange Act, the proposal must be received by the Secretary of WCA Waste at One Riverway, Suite 1400, Houston, Texas 77056 a reasonable time prior to when we begin to print and mail our proxy materials for such meeting. Such proposals must meet all of the requirements of the SEC (including the requirements of Rule 14a-8) to be eligible for inclusion in our 2007 proxy materials. While the Board of Directors will consider stockholder proposals, we reserve the right to omit from our proxy statement and form of proxy stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

     Alternatively, under our amended and restated bylaws, proposals of stockholders intended to be presented at next year's annual meeting that do not comply with the procedure mentioned above must be received by the Secretary of WCA Waste at its principal executive office in Houston, Texas not more than 10 days following the first date that we publicly announce the date of such meeting, to be considered timely and must contain the information required by our amended and restated bylaws (set forth below) and Regulation 14A under the Exchange Act. We will not entertain any proposals at the annual meeting that do not meet these requirements. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) of the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal.

     Our amended and restated bylaws require any proposal to include the following information: (i) the nature of the proposed business with reasonable particularity, including the exact text of any proposal to be presented for adoption and any supporting statement, which proposal and supporting statement shall not in the aggregate exceed 500 words, and the stockholder's reasons for conducting such business at the annual meeting, (ii) any material interest of the stockholder in such business, (iii) the name, principal occupation and record address of the stockholder, (iv) the class and number of shares of WCA Waste which are held of record or beneficially owned by the stockholder, (v) the dates upon which the stockholder acquired such shares of stock and documentary support for any claims of beneficial ownership, (vi) such other matters as may be required by our amended and restated certificate of incorporation, (vii) a representation that the stockholder is a holder of record of stock of WCA Waste entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business, and (viii) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of a least the percentage of our outstanding capital stock required to approve or adopt the proposal and/or (b) otherwise to solicit proxies from stockholders in support of each proposal.

     Stockholders may contact the Secretary at our principal executive office in Houston, Texas for a copy of the relevant amended and restated bylaw provisions regarding the requirements for making stockholder proposals.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities (collectively, "Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the Nasdaq Global Market. The Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 and any amendments thereto that they file. Based solely on our review of the copies of such forms that we have received and, where applicable, any written representations by any of them that no Form 5 was required, we believe that with respect to the year ended December 31, 2005, all the Reporting Persons complied with the applicable filing requirements on a timely basis.

                                 OTHER BUSINESS

     Management does not intend to present and does not have any reason to believe that others will present at the Annual Meeting any item of business other than those set forth herein. However, if other matters are properly presented for a vote, the proxies will be voted upon such matters at the discretion and in accordance with the judgment of the person acting under the proxy.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                        By Order of the Board of Directors


                                        /s/ Tom J. Fatjo, III
                                        ----------------------------------------
                                        Tom J. Fatjo, III
                                        Senior Vice President-
                                        Finance and Secretary

Houston, Texas
August 24, 2006

                                                                      APPENDIX A

                           SECOND AMENDED AND RESTATED

                           2004 WCA WASTE CORPORATION

                                 INCENTIVE PLAN

                         (EFFECTIVE SEPTEMBER 15, 2006)

                           SECOND AMENDED AND RESTATED
                           2004 WCA WASTE CORPORATION
                                 INCENTIVE PLAN
                         (EFFECTIVE SEPTEMBER 15, 2006)

                                TABLE OF CONTENTS

ARTICLE I INTRODUCTION....................................................    1
   1.1      Purpose.......................................................    1
   1.2      Definitions...................................................    1
   1.3      Shares Subject to the Plan....................................    5
   1.4      Administration of the Plan....................................    6
   1.5      Granting of Awards to Participants............................    7
   1.6      Leave of Absence..............................................    7
   1.7      Term of Plan..................................................    7
   1.8      Amendment and Discontinuance of the Plan......................    7

ARTICLE II NON-QUALIFIED OPTIONS..........................................    8
   2.1      Eligibility...................................................    8
   2.2      Exercise Price................................................    8
   2.3      Terms and Conditions of Non-Qualified Options.................    8
   2.4      Option Repricing..............................................   10
   2.5      Vesting.......................................................   10

ARTICLE III NON-EMPLOYEE DIRECTOR OPTIONS.................................   10
   3.1      Eligibility and Maximum.......................................   10
   3.2      Grants of Non-Employee Director Options.......................   10
   3.3      Exercise Price................................................   10
   3.4      Vesting.......................................................   10

ARTICLE IV INCENTIVE OPTIONS..............................................   11

   4.1      Eligibility...................................................   11
   4.2      Exercise Price................................................   11
   4.3      Dollar Limitation.............................................   11
   4.4      10% Stockholder...............................................   11
   4.5      Incentive Options Not Transferable............................   11
   4.6      Compliance with Code Section 422..............................   11
   4.7      Limitations on Exercise.......................................   12

ARTICLE V PURCHASED STOCK.................................................   12
   5.1      Eligibility...................................................   12
   5.2      Purchase Price................................................   12
   5.3      Payment of Purchase Price.....................................   12

ARTICLE VI BONUS STOCK....................................................   12

ARTICLE VII STOCK APPRECIATION RIGHTS AND PHANTOM STOCK...................   12
   7.1      Stock Appreciation Rights.....................................   12
   7.2      Phantom Stock Awards..........................................   13

ARTICLE VIII RESTRICTED STOCK.............................................   14
   8.1      Eligibility...................................................   14
   8.2      Restrictions, Restricted Period and Vesting...................   14
   8.3      Forfeiture of Restricted Stock................................   15
   8.4      Delivery of Shares of Common Stock............................   15

ARTICLE IX PERFORMANCE AWARDS.............................................   15
   9.1      Performance Awards............................................   15
   9.2      Performance Goals.............................................   15

ARTICLE X OTHER STOCK OR PERFORMANCE-BASED AWARDS.........................   17

ARTICLE XI CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS....................   17

   11.1     General.......................................................   17
   11.2     Stand-Alone, Additional, Tandem and Substitute Awards.........   18
   11.3     Term of Awards................................................   18
   11.4     Form and Timing of Payment under Awards; Deferrals............   18
   11.5     Vested and Unvested Awards....................................   19
   11.6     Exemptions from Section 16(b) Liability.......................   19
   11.7     Securities Requirements.......................................   19
   11.8     Transferability...............................................   20
   11.9     Rights as a Stockholder.......................................   20
   11.10    Listing and Registration of Shares of Common Stock............   20
   11.11    Termination of Employment, Death, Disability and Retirement...   21
   11.12    Change in Control.............................................   22

ARTICLE XII WITHHOLDING FOR TAXES.........................................   23

ARTICLE XIII MISCELLANEOUS................................................   23
   13.1     No Rights to Awards or Uniformity Among Awards................   23
   13.2     Conflicts with Plan...........................................   23
   13.3     No Right to Employment........................................   23
   13.4     Governing Law.................................................   24
   13.5     Gender, Tense and Headings....................................   24
   13.6     Severability..................................................   24
   13.7     Other Laws....................................................   24
   13.8     Shareholder Agreements........................................   24
   13.9     Funding.......................................................   24
   13.10    No Guarantee of Tax Consequences..............................   24

                           SECOND AMENDED AND RESTATED
                           2004 WCA WASTE CORPORATION
                                 INCENTIVE PLAN
                         (EFFECTIVE SEPTEMBER 15, 2006)

                                    ARTICLE I
                                  INTRODUCTION

     1.1 PURPOSE. The Second Amended and Restated 2004 WCA Waste Corporation Incentive Plan (the "Plan") is intended to promote the interests of WCA Waste Corporation, a Delaware corporation (the "Company"), and its stockholders by encouraging Employees, Consultants and Non-Employee Directors of the Company or its Affiliates (as defined below) to acquire or increase their equity interests in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors of the Company (the "Board") also contemplates that through the Plan, the Company and its Affiliates will be better able to compete for the services of the individuals needed for the continued growth and success of the Company. The Plan provides for payment of various forms of incentive compensation, and accordingly, is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, and shall be administered accordingly.

     1.2 DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

     "Affiliate" means (i) any entity in which the Company, directly or indirectly, owns 50% or more of the combined voting power, as determined by the Committee, (ii) any "parent corporation" of the Company (as defined in section 424(e) of the Code), (iii) any "subsidiary corporation" of any such parent corporation (as defined in section 424(f) of the Code) of the Company and (iv) any trades or businesses, whether or not incorporated which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company.

     "Awards" means, collectively, Options, Purchased Stock, Bonus Stock, Stock Appreciation Rights, Phantom Stock, Restricted Stock, Performance Awards, or Other Stock or Performance-Based Awards.

     "Board" means the board of directors described in Section 1.1 of the Plan.

     "Bonus Stock" means Common Stock described in Article VI of the Plan.

     "Change of Control" shall be deemed to have occurred upon any of the following events:

     (a) any "person" (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Section 13(d) and 14(d) of the Exchange Act) other than (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) any

Affiliate, (iv) a company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company or (v) an underwriter temporarily holding securities pursuant to an offering of such securities (a "Person"), becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the shares of voting stock of the Company then outstanding;

     (b) the consummation of any merger, organization, business combination or consolidation of the Company or one of its subsidiaries with or into any other entity, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;

     (c) the consummation of a sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets;

     (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

     (e) individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.

     Solely with respect to any Award that is subject to Section 409A of the Code, this definition is intended to comply with the definition of change in control under Section 409A of the Code as in effect commencing January 1, 2005 and, to the extent that the above definition does not so comply, such definition shall be void and of no effect and, to the extent required to ensure that this definition complies with the requirements of Section 409A of the Code, the definition of such term set forth in regulations or other regulatory guidance issued under Section 409A of the Code by the appropriate governmental authority is hereby incorporated by reference into and shall form part of this Plan as fully as if set forth herein verbatim and the Plan shall be operated in accordance with the above definition of Change in Control as modified to the extent necessary to ensure that the above definition complies with the definition prescribed in such regulations or other regulatory guidance insofar as the definition relates to any Award that is subject to Section 409A of the Code.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

     "Committee" means the compensation committee of the Board which shall consist of not less than two independent members of the Board, each of whom shall qualify as a "non-employee director" (as that term is defined in Rule 16b-3 of the General Rules and Regulations under the Exchange Act) appointed by and serving at the pleasure of the Board to administer the Plan or, if none, the independent members of the Board; provided, however, that with respect to any Award granted to a Covered Employee which is intended to be "performance-based compensation" as described in Section 162(m)(4)(C) of the Code, the Committee shall consist solely of two or more "outside directors" as described in Section 162(m)(4)(C)(i) of the Code.

     "Common Stock" means the common stock, $.01 par value per share, of the Company.

     "Company" means the corporation described in Section 1.1 of the Plan or any successor thereto which assumes and continues the Plan.

     "Consultant" means any individual, other than a Director or an Employee, who renders consulting or advisory services to the Company or an Affiliate, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction.

     "Covered Employee" shall mean any of the Chief Executive Officer of the Company and the four highest paid officers of the Company other than the Chief Executive Officer, as described in Section 162(m)(3) of the Code.

     "Disability" means an inability to perform the Employee's or Non-Employee Director's material services for the Company for a period of 90 consecutive days or a total of 180 days, during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent. A determination of Disability shall be made by a physician satisfactory to both the Participant (or his guardian) and the Company, provided that if the Employee or Non-Employee Director (or his guardian) and the Company do not agree on a physician, the Employee or Non-Employee Director and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be final, binding and conclusive with respect to all parties. Notwithstanding the above, eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company shall conclusively establish the Participant's disability. Notwithstanding the above, eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company shall conclusively establish the Participant's disability. Solely with respect to any Award that is subject to Section 409A of the Code, this definition is intended to comply with the definition of disability under Section 409A of the Code as in effect commencing January 1, 2005 and, to the extent that the above definition does not so comply, such definition shall be void and of no effect and, to the extent required to ensure that this definition complies with the requirements of Section 409A of the Code, the definition of such term set forth in regulations or other regulatory guidance issued under Section 409A of the Code by the appropriate governmental authority is hereby incorporated by reference into and shall form part of this Plan as fully as if set forth herein verbatim and the Plan shall be operated in accordance with the above definition of Disability as modified to the extent necessary to ensure that the above definition complies with the definition prescribed in such regulations or other regulatory guidance insofar as the definition relates to any Award that is subject to Section 409A of the Code.

     "Effective Date" means, with respect to the Plan, the date that the Plan is
(a) adopted by the Board and (b) approved by shareholders of the Company, provided that such shareholder approval occurs not more than one year prior to or after the date of such adoption. The Effective Date of the Plan as amended and restated shall be September 15, 2006 unless otherwise indicated.

     "Employee" means any employee of the Company or an Affiliate.

     "Employment" includes any period in which a Participant is an Employee of the Company or an Affiliate.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" or "FMV Per Share" mean, with respect to shares of Common Stock, the fair market value of such shares determined in good faith by the Committee, which may be conclusively deemed by the Committee to be the closing sales price (or, if applicable, the highest reported bid price) of a share of Common Stock on the applicable date (or if there is no trading in the Common Stock on such date, on the next preceding date on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee). If such shares are not publicly traded at the time a determination of its fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee using any fair and reasonable means selected in the Committee's discretion.

     "Incentive Option" means any option that satisfies the requirements of Code
Section 422 and is granted pursuant to Article IV of the Plan.

     "Incumbent Board" means the Board described in paragraph (e) of the definition of Change of Control under Section 1.2 of the Plan.

     "Non-Employee Director" means a person who is a member of the Board but who is neither an Employee nor a Consultant of the Company or any Affiliate.

     "Non-Employee Director Option" means an option not intended to satisfy the requirements of Code Section 422 and which is granted pursuant to Article III of the Plan.

     "Non-Qualified Option" means an option not intended to satisfy the requirements of Code Section 422 and which is granted pursuant to Article II of the Plan.

     "Option" means an option to acquire Common Stock granted pursuant to the provisions of the Plan, and refers to either an Incentive Stock Option or a Non-Qualified Stock Option, or both, as applicable.

     "Option Expiration Date" means the date determined by the Committee, which shall not be more than ten years after the date of grant of an Option.

     "Optionee" means a Participant who has received or will receive an Option.

     "Other Stock or Performance-Based Award" means an award granted pursuant to
Article X of the Plan that is not otherwise specifically provided for, the value of which is based in whole or in part upon the value of a share of Common Stock.

     "Participant" means any Non-Employee Director, Employee or Consultant granted an Award under the Plan.

     "Performance Award" means an Award granted pursuant to Article IV of the Plan, which, if earned, shall be payable in shares of Common Stock, cash or any combination thereof as determined by the Committee.

     "Phantom Stock" means an Award, granted pursuant to Article VII of the Plan, of the right to receive (a) shares of Common Stock issued at the end of a Restricted Period, (b) the Fair Market Value of shares of Common Stock paid in cash at the end of a Restricted Period or (c) a combination of shares of Common Stock and cash, as determined by the Committee, at the end of a Restricted Period.

     "Plan" means the plan described in Section 1.1 of the Plan and set forth in this document, as amended from time to time.

     "Purchased Stock" means a right to purchase Common Stock granted pursuant to Article V of the Plan.

     "Restricted Period" means the period established by the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.

     "Restricted Stock" means one or more shares of Common Stock, prior to the lapse of restrictions thereon, granted under Article VIII of the Plan.

     "Retirement" means termination of Employment of an Employee, or if determined by the Committee, termination of service of a Non-Employee Director, under circumstances as shall constitute retirement, as determined by the Committee.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Spread" means the amount determined pursuant to Section 7.1(a) of the Plan.

     "Stock Appreciation Rights" means an Award granted pursuant to Article VII of the Plan.

     1.3 SHARES SUBJECT TO THE PLAN. The maximum number of shares of Common Stock that may be issued under the Plan shall be 2,250,000 shares. In addition, during any calendar year, the number of shares of Common Stock reserved for issuance under the Plan which are subject to Options that may be granted to any one Participant plus the number of such shares underlying Stock Appreciation Rights that may be granted to that same Participant shall not exceed 200,000 shares.

     Notwithstanding the above, in the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan shall be ratably adjusted by the Committee. Upon the occurrence of any of the events described in the immediately preceding sentence, in order to ensure that after such event the shares of Common Stock subject to the Plan and each Participant's proportionate interest shall be maintained substantially as before the occurrence of such event, the Committee shall, in such manner as it may deem equitable, adjust (a) the number of shares of Common Stock with respect to which Awards may be granted, (b) the number of shares of Common Stock subject to outstanding Awards and (c) the grant or exercise price with respect to an Award. Such adjustment in an outstanding Option shall be made (i) without change in the total price applicable to the Option or any unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and (ii) with any necessary corresponding adjustment in exercise price per share. The Committee's determinations shall be final, binding and conclusive with respect to the Company and all other interested persons.

     In the event the number of shares to be delivered upon the exercise or payment of any Award granted under the Plan is reduced for any reason other than the withholding of shares or the payment of taxes or exercise price, or in the event any Award (or portion thereof) granted under the Plan can no longer under any circumstances be exercised or paid, the number of shares no longer subject to such Award shall thereupon be released from such Award and shall thereafter be available under the Plan for the grant of additional Awards. Shares that cease to be subject to an Award because of the exercise of the Award, or the vesting of a Restricted Stock Award or similar Award, shall no longer be subject to or available for any further grant under the Plan. Shares issued pursuant to the Plan (x) may be treasury shares, authorized but unissued shares or, if applicable, shares acquired in the open market and (y) shall be fully paid and nonassessable. No fractional shares shall be issued under the Plan. Payment for any fractional shares that would otherwise be issuable hereunder in the absence of the immediately preceding sentence shall be made in cash.

     1.4 ADMINISTRATION OF THE PLAN.

     (a) Committee, Meetings, Rule Making and Interpretations. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall (i) interpret the Plan and all Awards under the Plan, (ii) make, amend and rescind such rules as it deems necessary for the proper administration of the Plan, (iii) make all other determinations necessary or advisable for the administration of the Plan and (iv) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award under the Plan in the manner and to the extent that the Committee deems desirable to effectuate the Plan. Any action taken or determination made by the Committee pursuant to this and the other paragraphs of the

Plan shall be final, binding and conclusive on all affected persons, including, without limitation, the Company, any Affiliate, any grantee, holder or beneficiary of an Award, any stockholder and any Employee, Consultant or Non-Employee Director. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder, and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company and its Affiliates in respect of any claim, loss, damage or expense (including legal fees) arising therefrom to the fullest extent permitted by law.

     1.5 GRANTING OF AWARDS TO PARTICIPANTS. The Committee shall have the authority to grant, prior to the expiration date of the Plan, Awards to such Employees, Consultants and Non-Employee Directors as may be selected by it, subject to the terms and conditions set forth in the Plan. In selecting the persons to receive Awards, including the type and size of the Award, the Committee may consider the contribution the recipient has made and/or may make to the growth of the Company or its Affiliates and any other factors that it may deem relevant. No member of the Committee shall vote or act upon any matter relating solely to himself. Grants of Awards to members of the Committee must be ratified by the Board. In no event shall any Employee, Consultant or Non-Employee Director, nor his or its legal representatives, heirs, legatees, distributees or successors have any right to participate in the Plan, except to such extent, if any, as permitted under the Plan and as the Committee may determine.

     1.6 LEAVE OF ABSENCE. If an employee is on military, sick leave or other bona fide leave of absence, such person shall be considered an "Employee" for purposes of an outstanding Award during the period of such leave, provided that it does not exceed 90 days (or such longer period as may be determined by the Committee in its sole discretion), or, if longer, so long as the person's right to reemployment is guaranteed either by statute or by contract. If the period of leave exceeds 90 days (or such longer period as may be determined by the Committee in its sole discretion), the employment relationship shall be deemed to have terminated on the ninety-first (91st) day (or the first day immediately following any period of leave in excess of 90 days as approved by the Committee) of such leave, unless the person's right to reemployment is guaranteed by statute or contract.

     1.7 TERM OF PLAN. If not sooner terminated under the provisions of Section 1.8, the Plan shall terminate upon, and no further Awards shall be made after, June 1, 2015.

     1.8 AMENDMENT AND DISCONTINUANCE OF THE PLAN. The Board may amend, suspend or terminate the Plan at any time without prior notice to or consent of any person; provided, however, that subject to Section 11.12, no amendment, suspension or termination of the Plan may without the consent of the holder of an Award, terminate such Award or adversely affect such person's rights with respect to such Award in any material respect; and provided further that no amendment shall be effective prior to its approval by the stockholders of the Company, to the extent such approval is required by (a) applicable legal requirements, (b) the requirements of any securities exchange on which the Company's stock may be listed or (c) the requirements of the Nasdaq Stock Market, Inc. on which the Company's stock may be listed. Notwithstanding the foregoing, the Board may amend the Plan in such manner as it deems necessary in order to permit Awards to meet the requirements of the Code or other applicable laws, or to prevent adverse tax consequences to the Participants.

                                   ARTICLE II
                              NON-QUALIFIED OPTIONS

     2.1 ELIGIBILITY. The Committee may grant Non-Qualified Options to purchase shares of Common Stock to any Employee, Consultant and Non-Employee Directors according to the terms set forth below. Each Non-Qualified Option granted under the Plan shall be evidenced by a written agreement between the Company and the individual to whom such Non-Qualified Option was granted in such form as the Committee shall provide.

     2.2 EXERCISE PRICE. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Non-Qualified Option granted under this
Article II shall not be less than one hundred percent (100%) of the FMV Per Share on the date of grant of such Non-Qualified Option. The exercise price for each Non-Qualified Option granted under Article II shall be subject to adjustment as provided in Section 2.3(e) of the Plan.

     2.3 TERMS AND CONDITIONS OF NON-QUALIFIED OPTIONS. Non-Qualified Options shall be in such form as the Committee may from time to time approve, shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with this Article II, as the Committee shall deem desirable:

     (a) Option Period and Conditions and Limitations on Exercise. No Non-Qualified Option shall be exercisable later than the Option Expiration Date. To the extent not prohibited by other provisions of the Plan, each Non-Qualified Option shall be exercisable at such time or times as the Committee, in its discretion, may determine at the time such Non-Qualified Option is granted.

     (b) Manner of Exercise. In order to exercise a Non-Qualified Option, the person or persons entitled to exercise such Non-Qualified Option shall deliver to the Company payment in full for (i) the shares being purchased and (ii) unless other arrangements have been made with the Committee, any required withholding taxes. The payment of the exercise price for each Non-Qualified Option shall either be (x) in cash or by check payable and acceptable to the Company, (y) with the consent of the Committee, which consent may be granted or withheld in the Committee's sole discretion, by tendering to the Company shares of Common Stock owned by the person for more than six months having an aggregate Fair Market Value as of the date of exercise that is not greater than the full exercise price for the shares with respect to which the Non-Qualified Option is being exercised and by paying any remaining amount of the exercise price as provided in (x) above or (z) with the consent of the Committee, which may be granted or withheld in the Committee's sole discretion, and upon compliance with such instructions as the Committee may specify, at the person's written request the Company may deliver certificates for the shares of Common Stock for which the Non-Qualified Option is being exercised to a broker for sale on behalf of the person, provided that the person has irrevocably instructed such broker to remit directly to the Company on the person's behalf from the proceeds of such sale the full amount of the exercise price, plus all required withholding taxes. In the event that the person elects to make payment as allowed under clause (y) above, the Committee may, upon confirming that the Optionee owns the number of shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Non-Qualified Option, less the number of shares being tendered upon the exercise and return to the person (or to require surrender of) the certificate for the shares being tendered upon the exercise. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

     (c) Proceeds. The proceeds received from the sale of shares of Common Stock pursuant to exercise of Non-Qualified Options exercised under the Plan will be used for general corporate purposes.

     (d) Non-Qualified Options not Transferable. Except as provided below, no Non-Qualified Option granted hereunder shall be transferable other than by (i) will or by the laws of descent and distribution or (ii) pursuant to a domestic relations order, and during the lifetime of the Participant to whom any such Non-Qualified Option is granted, it shall be exercisable only by the Participant (or his guardian). Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Non-Qualified Option granted hereunder, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee and shall, at the sole discretion of the Committee, result in forfeiture of the Non-Qualified Option with respect to the shares involved in such attempt. With respect to a specific Non-Qualified Option, in accordance with rules and procedures established by the Committee from time to time, the Participant (or his guardian) may transfer, for estate planning purposes, all or part of such Non-Qualified Option to one or more immediate family members or related family trusts or partnerships or similar entities as determined by the Committee. Any Non-Qualified Option that is transferred in accordance with the provisions of this Section 2.3(d) may only be exercised by the person or persons who acquire a proprietary interest in the Non-Qualified Options pursuant to the transfer.

     (e) Adjustment of Non-Qualified Options. In the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make appropriate and equitable adjustments to all Non-Qualified Options then outstanding as provided in Section 1.3.

     (f) Listing and Registration of Shares. Each Non-Qualified Option shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to such Non-Qualified Option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such Non-Qualified Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

     2.4 OPTION REPRICING. With shareholder approval, the Committee, in its absolute discretion, may grant to holders of outstanding Non-Qualified Options, in exchange for the surrender and cancellation of such Non-Qualified Options, new Non-Qualified Options having exercise prices lower (or higher with any required consent) than the exercise price provided in the Non-Qualified Options so surrendered and canceled and containing such other terms and conditions as the Committee may deem appropriate.

     2.5 VESTING. See Section 11.11 of the Plan for provisions on vesting in connection with termination of Employment or service. Also, see Section 11.12 of the Plan relating to vesting in connection with a Change of Control.

                                   ARTICLE III
                          NON-EMPLOYEE DIRECTOR OPTIONS

     The terms specified in this Article III shall be applicable to all Non-Employee Director Options. Except as modified by the provisions of this
Article III, all the provisions of Article II shall be applicable to Non-Employee Director Options.

     3.1 ELIGIBILITY AND MAXIMUM. Non-Employee Director Options may only be granted to Non-Employees Directors, and in the aggregate the maximum number of shares of Common Stock that may be issued pursuant to Non-Employee Director Options shall be 150,000 shares (out of the number set forth in Section 1.3 of the Plan).

     3.2 GRANTS OF NON-EMPLOYEE DIRECTOR OPTIONS. The Board or the Committee may, from time to time, make additional grants of Non-Employee Director Options.

     3.3 EXERCISE PRICE. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Non-Employee Director Option granted under this Article III shall be the FMV Per Share on the date of grant of such Non-Employee Director Option. The exercise price for each Non-Employee Director Option granted under this Article III shall be subject to adjustment as provided in Section 2.3(e) of the Plan.

     3.4 VESTING. Each Non-Employee Director Option shall be subject to a three-year vesting schedule, pursuant to which one-third of such Non-Employee Director Option shall become vested on the first (1st) anniversary of the date of grant, one-third of such Non-Employee Director Option shall become vested on the second (2nd) anniversary of the date of grant and the remaining one-third of such Non-Employee Director Option shall become vested on the third (3rd) anniversary of the date of grant; provided, however, that in the event that an incumbent Non-Employee Director is not nominated for election to an additional term as a director, all Non-Employee Director Options held by such incumbent Non-Employee Director shall immediately vest in full upon the expiration of his then-current term of office. In addition to the foregoing, all Non-Employee Director Options shall be subject to the provisions of Section 11.11 and Section
11.12 to the extent such provisions do not conflict with the provisions of this
Section 3.3.

                                   ARTICLE IV
                                INCENTIVE OPTIONS

     The terms specified in this Article IV shall be applicable to all Incentive Options. Except as modified by the provisions of this Article IV, all the provisions of Article II shall be applicable to Incentive Options. Options which are specifically designated as Non-Qualified Options shall NOT be subject to the terms of this Article IV.

     4.1 ELIGIBILITY. Incentive Options may only be granted to Employees of the Company or its parent or subsidiary as defined in Sections 424(e) or (f) of the Code, as applicable, while each such entity is a "corporation" described in
Section 7701(a)(3) of the Code and Treas. Reg. Section 1.421-1(i)(1).

     4.2 EXERCISE PRICE. Subject to Section 4.4, the exercise price per share shall not be less than one hundred percent (100%) of the FMV Per Share on the date of grant of the Incentive Option.

     4.3 DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of shares of Common Stock for which one or more Options granted to any Employee under the Plan (or any other option plan of the Company or any Affiliate which is a parent or subsidiary as defined in Code Sections 424(e) or (f), as applicable) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of $100,000. To the extent the Employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as Incentive Options shall be applied on the basis of the order in which such Options are granted.

     4.4 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any "parent corporation" of the Company (as defined in Section 424(e) of the Code) or any "subsidiary corporation" of the Company (as defined in Section 424(f) of the Code), then the exercise price per share under such Incentive Option shall not be less than one hundred ten percent (110%) of the FMV Per Share on the date of grant, and the Option term shall not exceed five (5) years measured from the date of grant. For purposes of the immediately preceding sentence, the attribution rules under
Section 424(d) of the Code shall apply for purposes of determining an Employee's ownership.

     4.5 INCENTIVE OPTIONS NOT TRANSFERABLE. No Incentive Option granted hereunder (a) shall be transferable other than by will or by the laws of descent and distribution and (b) except as permitted in regulations or other guidance issued under Section 422 of the Code, shall be exercisable during the Optionee's lifetime by any person other than the Optionee (or his guardian).

     4.6 COMPLIANCE WITH CODE SECTION 422. All Options that are intended to be Incentive Stock Options described in Code Section 422 shall be designated as such in the Option grant and in all respects shall be issued in compliance with Code Section 422. No Incentive Stock Options will be granted after April 29, 2015.

     4.7 LIMITATIONS ON EXERCISE. No Incentive Option shall be exercisable more than three (3) months after the Optionee ceases to be an Employee for any reason other than death or Disability, or more than one (1) year after the Optionee ceases to be an Employee due to death or Disability.

                                    ARTICLE V
                                 PURCHASED STOCK

     5.1 ELIGIBILITY. The Committee shall have the authority to sell shares of Common Stock to such Employees, Consultants and Non-Employee Directors of the Company or its Affiliates as may be selected by it, on such terms and conditions as it may establish, subject to the further provisions of this Article V. Each issuance of Common Stock under this Article V shall be evidenced by an agreement, which shall be subject to applicable provisions of this Plan and to such other provisions not inconsistent with this Plan as the Committee may approve for the particular sale transaction.

     5.2 PURCHASE PRICE. The price per share of Common Stock to be purchased by a Participant under this Article V shall be determined in the sole discretion of the Committee, and may be less than, but shall not greater than the FMV Per Share at the time of purchase.

     5.3 PAYMENT OF PURCHASE PRICE. Payment of the purchase price of Purchased Stock under this Article V shall be made in full in cash.

                                   ARTICLE VI
                                   BONUS STOCK

     The Committee may, from time to time and subject to the provisions of the Plan, grant shares of Bonus Stock to Employees, Consultants and Non-Employee Directors. Such grants of Bonus Stock shall be in consideration of performance of services by the Participant without additional consideration, except as may be required by the Committee or pursuant to Section 11.1. Bonus Stock shall be shares of Common Stock that are not subject to a Restricted Period under Article VIII.

                                   ARTICLE VII
                   STOCK APPRECIATION RIGHTS AND PHANTOM STOCK

     7.1 STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Employees, Consultants and Non-Employee Directors on the following terms and conditions.

     (a) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted, upon exercise thereof, a right to receive shares of Common Stock, the value of which is equal to the excess of (i) the FMV Per Share on the date of exercise over (ii) the FMV Per Share on the date of the grant (such excess, the "Spread"). Notwithstanding the foregoing, the Committee may provide, in its sole discretion, that the Spread covered by a Stock Appreciation Right may not exceed a specified amount.

     (b) Terms. The Committee shall determine at the date of grant the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, and any other terms and conditions of any Stock Appreciation Right; provided, however, a Stock Appreciation Right shall not be granted in tandem or in combination with any other Award if that would (i) cause application of Section 409A of the Code to the Award or (ii) result in adverse tax consequences under Section 409A of the Code should that Code section apply to the Award.

     7.2 PHANTOM STOCK AWARDS. Subject to Section 11.5 of the Plan, the Committee is authorized to grant Phantom Stock Awards to Employees, Consultants and Non-Employee Directors, which are rights to receive cash equal to the Fair Market Value of a specified number of shares of Common Stock at the end of a specified deferral period, subject to the following terms and conditions:

     (a) Award and Restrictions. Satisfaction of a Phantom Stock Award shall occur upon expiration of the deferral period specified for such Phantom Stock Award by the Committee or, if permitted by the Committee, as elected by the Participant. In addition, Phantom Stock Awards shall be subject to such restrictions (which may include a risk of forfeiture), if any, as the Committee may impose in its sole discretion as set forth in the Award, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including times based on achievement of performance goals and/or future service requirements), separately or in combination, as the Committee may determine in its sole discretion to be appropriate or advisable for any Award; provided, however, that Phantom Stock Awards shall not be transferable (other than by will or the laws of descent and distribution).

     (b) Forfeiture. Except as otherwise determined by the Committee or as may be set forth in any Award, employment or other agreement pertaining to a Phantom Stock Award, upon termination of employment or services during the applicable deferral period or portion thereof to which forfeiture conditions apply, all Phantom Stock Awards that are at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Phantom Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases which it determines appropriate or advisable waive in whole or in part the forfeiture of Phantom Stock Awards; provided, however, no such waiver or other change regarding an Award shall (i) cause the application of Section 162(m) or 409A of the Code to the Award or (ii) create adverse tax consequences under Section 162(m) or 409A of the Code should either or both of those Code sections apply to the Award.

     (c) Performance Goals. To the extent the Committee determines that any Award granted pursuant to this Article VII shall constitute performance-based compensation for purposes of Section 162(m) of the Code, the grant or settlement of the Award shall, in the Committee's discretion, be subject to the achievement of performance goals determined and applied in a manner consistent with Section 9.2.

     (d) Additional Limitations. Notwithstanding any other provision of this
Section 7.2 to the contrary, any such Phantom Stock Award granted under the Plan shall contain terms that (i) are designed to avoid application of Section 409A of the Code to the Award or (ii) are designed to avoid adverse tax consequences under Section 409A of the Code should that Code section apply to the Award.

                                  ARTICLE VIII
                                RESTRICTED STOCK

     8.1 ELIGIBILITY. All Employees, Consultants and Non-Employee Directors shall be eligible for grants of Restricted Stock.

     8.2 RESTRICTIONS, RESTRICTED PERIOD AND VESTING.

     (a) The Restricted Stock shall be subject to such forfeiture restrictions (including, without limitation, limitations that qualify as a "substantial risk of forfeiture" within the meaning given to that term under Section 83 of the
Code) and restrictions on transfer by the Participant and repurchase by the Company as the Committee, in its sole discretion, shall determine. Prior to the lapse of such restrictions, the Participant shall not be permitted to transfer such shares. The Company shall have the right to repurchase or recover such shares for the amount of cash paid therefor, if any, if (i) the Participant shall terminate Employment from or services to the Company prior to the lapse of such restrictions or (ii) the Restricted Stock is forfeited by the Participant pursuant to the terms of the Award.

     (b) Vesting. See Section 11.11 of the Plan for provisions on vesting in connection with termination of Employment or service. Also, see Section 11.12 of the Plan relating to vesting in connection with a Change of Control.

     (c) Immediate Transfer Without Immediate Delivery of Restricted Stock. Each certificate representing Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, during the Restricted Period, shall be left on deposit with the Company, or in trust or escrow pursuant to an agreement satisfactory to the Committee, along with a stock power endorsed in blank until such time as the restrictions on transfer have lapsed. The grantee of Restricted Stock shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares; provided, however, that the Committee may in the Award restrict the Participant's right to dividends until the restrictions on the Restricted Stock lapse. Any certificate or certificates representing shares of Restricted Stock shall bear a legend similar to the following:

          The shares represented by this certificate have been issued pursuant to the terms of the 2004 WCA Waste Corporation Incentive Plan, as amended and restated, and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated _______________, 200___.

     8.3 FORFEITURE OF RESTRICTED STOCK. If, for any reason, the restrictions imposed by the Committee upon Restricted Stock are not satisfied at the end of the Restricted Period, any Restricted Stock remaining subject to such restrictions shall thereupon be forfeited by the Participant and reacquired by the Company.

     8.4 DELIVERY OF SHARES OF COMMON STOCK. Pursuant to Section 11.5 of the Plan and subject to the withholding requirements of Article XII of the Plan, at the expiration of the Restricted Period, a stock certificate evidencing the Restricted Stock (to the nearest full share) with respect to which the Restricted Period has expired shall be delivered without charge to the Participant, or his personal representative, free of all restrictions under the Plan.

                                   ARTICLE IX
                               PERFORMANCE AWARDS

     9.1 PERFORMANCE AWARDS. The Committee may grant Performance Awards based on performance goals as set forth in Section 7.2 measured over a period of not less than six months and not more than ten years.

     9.2 PERFORMANCE GOALS. The grant and/or settlement of a Performance Award shall be contingent upon terms set forth in this Section 9.2.

     (a) General. The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee. In the case of any Award granted to a Covered Employee, performance goals shall be designed to be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder (including Treasury Regulations sec. 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee are such that the achievement of performance goals is "substantially uncertain" at the time of grant. The Committee may determine that such Performance Awards shall be granted and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the grant and/or settlement of such Performance Awards. Performance goals may differ among Performance Awards granted to any one Participant or for Performance Awards granted to different Participants.

     (b) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, divisions or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for Performance Awards granted to a Participant: (i) earnings per share; (ii) increase in price per share, (iii) increase in revenues; (iv) increase in cash flow; (v) return on net assets; (vi) return on assets; (vii) return on investment; (viii) return on equity; (ix) economic value added; (x) gross margin; (xi) net income; (xii) pretax earnings; (xiii) pretax earnings before interest, depreciation, depletion and amortization; (xiv) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (xv) operating income; (xvi) total stockholder return; (xvii) debt reduction; and (xviii) any of the above goals determined on the absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or components thereof or a group of comparable companies.

     (c) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of Performance Awards shall be measured over a performance period of not less than six months and not more than ten years, as specified by the Committee. Performance goals in the case of any Award granted to a Participant shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code.

     (d) Settlement of Performance Awards; Other Terms. After the end of each performance period, the Committee shall determine the amount, if any, of Performance Awards payable to each Participant based upon achievement of business criteria over a performance period. Except as may otherwise be required under Section 409A of the Code, payment described in the immediately preceding sentence shall be made by the later of (i) the date that is 2 1/2 months after the end of the Participant's first taxable year in which the Performance Award is earned and payable under the Plan and (ii) the date that is 2 1/2 months after the end of the Company's first taxable year in which the Performance Award is earned and payable under the Plan, and such payment shall not be subject to any election by the Participant to defer the payment to a later period. The Committee may not exercise discretion to increase any such amount payable in respect of a Performance Award which is intended to comply with Section 162(m) of the Code. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

     (e) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award and the achievement of performance goals relating to Performance Awards shall be made in a written agreement or other document covering the Performance Award. The Committee may not delegate any responsibility relating to such Performance Awards.

     (f) Status of Performance Awards under Section 162(m) of the Code. It is the intent of the Company that Performance Awards granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) of the Code and regulations thereunder (including Treasury Regulations sec. 1.162-27 and successor regulations thereto) shall constitute "performance-based compensation" within the meaning of Section 162(m) of the Code and regulations thereunder. Accordingly, the terms of this Section 9.2 shall be interpreted in a manner consistent with Section 162(m) of the Code and regulations thereunder. Notwithstanding the foregoing, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of a Performance Award, who is likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards that are intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of Section 162(m) of the Code or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

                                    ARTICLE X
                     OTHER STOCK OR PERFORMANCE-BASED AWARDS

     The Committee is hereby authorized to grant to Employees, Non-Employee Directors and Consultants of the Company or its Affiliates, Other Stock or Performance-Based Awards, which shall consist of a right which (a) is not an Award described in any other Article and (b) is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, units or securities convertible into shares of Common Stock) or cash as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of any such Other Stock or Performance-Based Awards, which shall be contained in a written agreement or other document covering such Awards. Notwithstanding any other provision of the Plan to the contrary, any Other Stock-Based Award granted after December 31, 2004 shall contain terms that (i) are designed to avoid application of Section 409A of the Code or (ii) are designed to avoid adverse tax consequences under Section 409A should that Code section apply to such Award.

                                   ARTICLE XI
                   CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS

     11.1 GENERAL. Awards shall be evidenced by a written agreement or other document and may be granted on the terms and conditions set forth herein. In addition, the Committee may impose on any Award or the exercise thereof, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award; provided, that any such election would not (i) cause the application of Section 409A of the Code to the Award or (ii) create adverse tax consequences under
Section 409A of the Code should Section 409A apply to the Award. The terms, conditions and/or restrictions contained in an Award may differ from the terms, conditions and restrictions contained in any other Award. The Committee may amend an Award; provided, however, that, subject to Section 11.12, no amendment of an Award may, without the consent of the holder of the Award, adversely affect such person's rights with respect to such Award in any material respect. The Committee shall retain full power and discretion to accelerate or waive, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that, subject to Section 11.12, the Committee shall not have any discretion to accelerate or waive any term or condition of an Award (i) if such discretion would cause the Award to have adverse tax consequences to the Participant under Section 409A of the Code or (ii) if the Award is intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code if such discretion would cause the Award not to so qualify. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware Corporation Law, no consideration other than services may be required for the grant of any Award.

     11.2 STAND-ALONE, ADDITIONAL, TANDEM AND SUBSTITUTE AWARDS. Subject to
Section 2.4 of the Plan, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Participant to receive payment from the Company or any Affiliate; provided, however, no Award shall be issued under the Plan if issuance of the Award would result in adverse tax consequences under Section 409A of the Code. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award for cancellation in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Any such action contemplated under this Section 11.2 shall be effective only to the extent that such action will not cause (i) the holder of the Award to lose the protection of Section 16(b) of the Exchange Act and rules and regulations promulgated thereunder, (ii) any Award that is designed to qualify payments thereunder as performance-based compensation as defined in
Section 162(m) of the Code to fail to qualify as such performance-based compensation or (iii) any Award that is subject to Section 409A of the Code to result in adverse consequences under Section 409A of the Code.

     11.3 TERM OF AWARDS. The term or Restricted Period of each Award that is an Option, Stock Appreciation Right, Phantom Stock or Restricted Stock shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any such Award exceed a period of ten years (or such shorter terms as may be required in respect of an Incentive Stock Option under
Section 422 of the Code).

     11.4 FORM AND TIMING OF PAYMENT UNDER AWARDS; DEFERRALS. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or an Affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in a single payment or transfer, in installments or on a deferred basis. The settlement of any Award may, subject to any limitations set forth in the Award agreement, be accelerated and cash paid in lieu of shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events; provided, however, that such discretion may not be exercised by the Committee if the exercise of such discretion would result in adverse tax consequences to the Participant under Section 409A of the Code. In the discretion of the Committee, Awards granted pursuant to Article VII or Article IX of the Plan may be payable in shares to the extent permitted by the terms of the applicable Award agreement. Installment or deferred payments may be required by the Committee (subject to Section 1.8 of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee; provided, however, that no deferral shall be required or permitted by the Committee if such deferral would result in adverse tax consequences to the Participant under Section 409A of the Code. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of amounts in respect of installment or deferred payments denominated in shares. Any deferral shall only be allowed as is provided in a separate deferred compensation plan adopted by the Company. The Plan shall not constitute any "employee benefit plan" for purposes of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

     11.5 VESTED AND UNVESTED AWARDS. After the satisfaction of all of the terms and conditions set by the Committee with respect to an Award of (a) Restricted Stock, a certificate, without the legend set forth in Section 8.2(c) for the number of shares that are no longer subject to such restrictions, terms and conditions shall be delivered to the Employee, (b) Phantom Stock, to the extent not paid in cash, a certificate for the number of shares equal to the number of shares of Phantom Stock earned and (c) Stock Appreciation Rights or Performance Awards, cash and/or a certificate for the number of shares equal in value to the number of Stock Appreciation Rights or amount of Performance Awards vested shall be delivered to the person. The number of shares of Common Stock which shall be issuable upon exercise of a Stock Appreciation Right or earning of a Performance Award shall be determined by dividing (1) by (2) where (1) is the number of shares of Common Stock as to which the Stock Appreciation Right is exercised multiplied by the Spread or the amount of Performance Award that is earned and payable, as applicable, and (2) is the FMV Per Share of Common Stock on the date of exercise of the Stock Appreciation Right or the date the Performance Award is earned and payable, as applicable. Upon termination, resignation or removal of a Participant under circumstances that do not cause such Participant to become fully vested, any remaining unvested Options, shares of Restricted Stock, Phantom Stock, Stock Appreciation Rights or Performance Awards, as the case may be, shall either be forfeited back to the Company or, if appropriate under the terms of the Award, shall continue to be subject to the restrictions, terms and conditions set by the Committee with respect to such Award.

     11.6 EXEMPTIONS FROM SECTION 16(B) LIABILITY. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

     11.7 SECURITIES REQUIREMENTS. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction and by any stock market or exchange upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the grantee to take any reasonable action to meet such requirements. The Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of shares pursuant to an Award to comply with any law or regulation described in the second preceding sentence.

     11.8 TRANSFERABILITY.

     (a) Non-Transferable Awards and Options. Except as otherwise specifically provided in the Plan, no Award and no right under the Plan, contingent or otherwise, other than Purchased Stock, Bonus Stock or Restricted Stock as to which restrictions have lapsed, will be (i) assignable, saleable or otherwise transferable by a Participant except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order or (ii) subject to any encumbrance, pledge or charge of any nature. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with a copy of the deceased Participant's will or such other evidence as the Committee may deem necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 11.8(a) shall be void and ineffective for all purposes.

     (b) Ability to Exercise Rights. Except as otherwise specifically provided under the Plan, only the Participant or his guardian (if the Participant becomes Disabled), or in the event of his death, his legal representative or beneficiary, may exercise Options, receive cash payments and deliveries of shares or otherwise exercise rights under the Plan. The executor or administrator of the Participant's estate, or the person or persons to whom the Participant's rights under any Award will pass by will or the laws of descent and distribution, shall be deemed to be the Participant's beneficiary or beneficiaries of the rights of the Participant hereunder and shall be entitled to exercise such rights as are provided hereunder.

     11.9 RIGHTS AS A STOCKHOLDER.

     (a) No Stockholder Rights. Except as otherwise provided in Section 11.9(b), a Participant who has received a grant of an Award or a transferee of such Participant shall have no rights as a stockholder with respect to any shares of Common Stock until such person becomes the holder of record. Except as otherwise provided in Section 11.9(b), no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

     (b) Holder of Restricted Stock. Unless otherwise approved by the Committee prior to the grant of a Restricted Stock Award, a Participant who has received a grant of Restricted Stock or a permitted transferee of such Participant shall not have any rights of a stockholder until such time as a stock certificate has been issued with respect to all, or a portion of, such Restricted Stock Award.

     11.10 LISTING AND REGISTRATION OF SHARES OF COMMON STOCK. The Company, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of an Award until completion of such stock exchange listing, registration or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

     11.11 TERMINATION OF EMPLOYMENT, DEATH, DISABILITY AND RETIREMENT.

     (a) Termination of Employment. Unless otherwise provided in the Award, if Employment of an Employee or service of a Non-Employee Director is terminated for any reason whatsoever other than death, Disability or Retirement, or if service of a Consultant is terminated for any reason whatsoever other than death, any nonvested Award granted pursuant to the Plan outstanding at the time of such termination and all rights thereunder shall wholly and completely terminate and no further vesting shall occur, and the Employee, Consultant or Non-Employee Director shall be entitled to exercise his or her rights with respect to the portion of the Award vested as of the date of termination for a period that shall end on the earlier of (i) the expiration date set forth in the Award with respect to the vested portion of such Award or (ii) the date that occurs six (6) months after such termination date (three (3) months after the date of termination in the case of an Incentive Option).

     (b) Retirement. Unless otherwise provided in the Award, upon the Retirement of an Employee or, if applicable, Non-Employee Director:

          (i) any nonvested portion of any outstanding Award shall immediately terminate and no further vesting shall occur; and

          (ii) any vested Award shall expire on the earlier of (A) the expiration date set forth in the Award or (B) the expiration of (x) twelve
     (12) months after the date of Retirement in the case of any Award other than an Incentive Option and (y) three (3) months after the date of Retirement in the case of an Incentive Option.

     (c) Disability or Death. Unless otherwise provided in the Award, upon termination of Employment or service from the Company or any Affiliate that is a parent or subsidiary of the Company as a result of Disability of an Employee or Non-Employee Director or death of an Employee, Non-Employee Director or Consultant, or with respect to a Participant who is either a retired former Employee or Non-Employee Director who dies during the period described in
Section 11.11(b), hereinafter the "Applicable Retirement Period," or a disabled former Employee or Non-Employee Director who dies during the period that expires on the earlier of the expiration date set forth in any applicable outstanding Award or the first anniversary of the person's termination of Employment or service due to Disability, hereinafter the "Applicable Disability Period,"

          (i) any nonvested portion of any outstanding Award that has not already terminated shall immediately terminate and no further vesting shall occur; and

          (ii) any vested Award shall expire upon the earlier of (A) the expiration date set forth in the Award or (B) the later of (1) the first anniversary of such termination of Employment as a result of Disability or death or (2) the first anniversary of such person's death during the Applicable Retirement Period or the Applicable Disability Period.

     (d) Continuation. Notwithstanding any other provision of the Plan, the Committee, in its discretion, may provide for the continuation of any Award for such period and upon such terms and conditions as are determined by the Committee in the event that a Participant ceases to be an Employee, Consultant or Non-Employee Director.

     11.12 CHANGE IN CONTROL.

     (a) Change in Control. Unless otherwise provided in the Award, in the event of a Change in Control described in clauses (ii), (iii) or (iv) of the definition of Change in Control under Section 1.2 of the Plan:

          (i) the Committee may accelerate vesting and the time at which all Options and Stock Appreciation Rights then outstanding may be exercised so that those types of Awards may be exercised in full for a limited period of time on or before a specified date fixed by the Committee, after which specified date all unexercised Options and Stock Appreciation Rights and all rights of Participants thereunder shall terminate, or the Committee may accelerate vesting and the time at which Options and Stock Appreciation Rights may be exercised so that those types of Awards may be exercised in full for their then remaining term;

          (ii) the Committee may waive all restrictions and conditions of all Restricted Stock and Phantom Stock then outstanding with the result that those types of Awards shall be deemed satisfied, and the Restriction Period or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the Change in Control or such other date as may be determined by the Committee; and

          (iii) the Committee may determine to amend Performance Awards and Other Stock or Performance-Based Awards, or substitute new Performance Awards and Other Stock or Performance-Based Awards in consideration of cancellation of outstanding Performance Awards and any Other Stock or Performance-Based Awards, in order to ensure that such Awards shall become fully vested, deemed earned in full and promptly paid to the Participants as of the date of the Change in Control or such other date as may be determined by the Committee, without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions shall not have been completed or satisfied.

Notwithstanding the above provisions of this Section 11.12(a), the Committee shall not be required to take any action described in the preceding provisions of this Section 11.12(a), and any decision made by the Committee, in its sole discretion, not to take some or all of the actions described in the preceding provisions of this Section 11.12(a) shall be final, binding and conclusive with respect to the Company and all other interested persons.

     (b) Right of Cash-Out. If approved by the Board prior to or within thirty
(30) days after such time as a Change in Control shall be deemed to have occurred, the Board shall have the right for a forty-five (45) day period immediately following the date that the Change in Control is deemed to have occurred to require all, but not less than all, Participants to transfer and deliver to the Company all Awards previously granted to the Participants in exchange for an amount equal to the "cash value" (defined below) of the Awards. Such right shall be exercised by written notice to all Participants. For purposes of this Section 11.12(b), the cash value of an

Award shall equal the sum of (i) the cash value of all benefits to which the Participant would be entitled upon settlement or exercise of any Award which is not an Option or Restricted Stock and (ii) in the case of any Award that is an Option or Restricted Stock, the excess of the "market value" (defined below) per share over the option price, or the market value (defined below) per share of Restricted Stock, multiplied by the number of shares subject to such Award. For purposes of the preceding sentence, "market value" per share shall mean the higher of (x) the average of the Fair Market Value per share of Common Stock on each of the five trading days immediately following the date a Change in Control is deemed to have occurred or (y) the highest price, if any, offered in connection with the Change in Control. The amount payable to each Participant by the Company pursuant to this Section 11.12(b) shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.

                                   ARTICLE XII
                              WITHHOLDING FOR TAXES

     Any issuance of Common Stock pursuant to the exercise of an Option or in payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto at the minimum statutory rate. Such arrangements may, at the discretion of the Committee, include allowing the person to tender to the Company shares of Common Stock owned by the person, or to request the Company to withhold shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an Option or as a distribution pursuant to the Award, which have an aggregate FMV Per Share as of the date of such withholding that is not greater than the sum of all tax amounts to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by check payable and acceptable to the Company.

     Notwithstanding the foregoing, if on the date of an event giving rise to a tax withholding obligation on the part of the Company the person is an officer or individual subject to Rule 16b-3, such person may direct that such tax withholding be effectuated by the Company withholding the necessary number of shares of Common Stock (at the minimum statutory tax rate required by the Code) from such Award payment or exercise.

                                  ARTICLE XIII
                                  MISCELLANEOUS

     13.1 NO RIGHTS TO AWARDS OR UNIFORMITY AMONG AWARDS. No Participant or other person shall have any claim to be granted any Award; there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards; and the terms and conditions of Awards need not be the same with respect to each recipient.

     13.2 CONFLICTS WITH PLAN. In the event of any inconsistency or conflict between the terms of the Plan and an Award, the terms of the Plan shall govern.

     13.3 NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award.

     13.4 GOVERNING LAW. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law and the laws of the State of Delaware, without regard to any principles of conflicts of law.

     13.5 GENDER, TENSE AND HEADINGS. Whenever the context requires such, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the Plan.

     13.6 SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended as necessary to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

     13.7 OTHER LAWS. The Committee may refuse to issue or transfer any shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law.

     13.8 SHAREHOLDER AGREEMENTS. The Committee may condition the grant, exercise or payment of any Award upon such person entering into a stockholders' or repurchase agreement in such form as approved from time to time by the Board.

     13.9 FUNDING. Except as provided under Article VIII of the Plan, no provision of the Plan shall require or permit the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other Employees, Consultants or Non-Employee Directors under general law.

     13.10 NO GUARANTEE OF TAX CONSEQUENCES. Neither the Board, nor the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE
--------------------------------------------------------------------------------
PROXY

                              WCA WASTE CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder appoints Tom J. Fatjo, III and J. Edward Menger, and each of them, as true and lawful agents and proxies, each with full power of substitution and resubstitution, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of WCA Waste Corporation held of record by the undersigned at the close of business on August 18, 2006 at the Annual Meeting of Stockholders of WCA Waste Corporation to be held on September 15, 2006 or at any adjournment thereof on all matters properly coming before the meeting as set forth in the related Notice of Annual Meeting of Stockholders and Proxy Statement, both of which have been received by the undersigned.

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

      (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE REVERSE SIDE)


                                                               CONTINENTAL STOCK

                          VOTE BY TELEPHONE OR INTERNET
(TELEPHONE)               QUICK *** EASY *** IMMEDIATE                (INTERNET)

                              WCA WASTE CORPORATION

VOTING BY INTERNET IS QUICK, EASY AND IMMEDIATE. As a WCA Waste Corporation shareholder, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 6:00 p.m., Eastern Daylight Savings Time, on September 14, 2006.

TO VOTE YOUR PROXY BY INTERNET
WWW.CONTINENTALSTOCK.COM
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY PHONE
1 (866) 894-0537
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your share.

PLEASE DO NOT RETURN THE ABOVE CARD IF YOU ARE VOTING ELECTRONICALLY OR BY
PHONE.

TO VOTE YOUR PROXY BY MAIL
Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

               o FOLD AND DETACH HERE AND READ THE REVERSE SIDE o
--------------------------------------------------------------------------------
                                      PROXY


                                                                 Please mark [X]
                                                                 your votes
                                                                 in blue or
                                                                 black ink
                                                                 like this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS. THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE FOLLOWING PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS PROXY.

                                                    WITHHOLD
                                               FOR  AUTHORITY  FOR ALL
                                               ALL   FOR ALL   EXCEPT                                         FOR  AGAINST  ABSTAIN

1. PROPOSAL TO ELECT A BOARD OF DIRECTORS      [ ]     [ ]      [ ]     2. PROPOSAL TO RATIFY THE             [ ]    [ ]      [ ]
   INSTRUCTION: TO WITHHOLD AUTHORITY TO                                   APPOINTMENT OF THE FIRM OF KPMG
   VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK                                  LLP AS THE CORPORATION'S
   THE BOX LABELED "FOR ALL EXCEPT" AND                                    INDEPENDENT REGISTERED PUBLIC
   STRIKE A LINE THROUGH THAT NOMINEE'S                                    ACCOUNTING FIRM FOR THE FISCAL
   NAME IN THE LIST BELOW.                                                 YEAR ENDING DECEMBER 31, 2006;

   (1) Tom J. Fatjo, Jr. (2) Jerome M. Kruszka (3) Ballard O. Castleman
   (4) Richard E. Bean   (5) Roger A. Ramsey

                                                                                                              FOR  AGAINST  ABSTAIN

To change the address on your account, please check the box     [ ]     3. PROPOSAL TO APPROVE THE AMENDMENT  [ ]    [ ]      [ ]
at right and indicate your new address in the address space                AND RESTATEMENT OF THE AMENDED AND
below. Please note that changes to the registered name(s) on               RESTATED 2004 WCA WASTE CORPORATION
the account may not be submitted via this method.                          INCENTIVE PLAN IN ORDER TO INCREASE
                                                                           THE NUMBER OF SHARES AUTHORIZED TO BE
PLEASE BE SURE TO SIGN AND DATE THIS PROXY IN THE SPACES                   ISSUED PURSUANT TO THE PLAN FROM
PROVIDED BELOW.                                                            1,500,000 TO 2,250,000.

                                                                        4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the
                                                                           meeting or any adjournment thereof.

                                                                                                           COMPANY ID:

                                                                                                          PROXY NUMBER:

                                                                                                         ACCOUNT NUMBER:



SIGNATURE                                            SIGNATURE                                            DATE
         -------------------------------------------          -------------------------------------------     ----------------------

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                                               CONTINENTAL STOCK